As filed with the Securities and Exchange Commission on April 29, 2002

                           Registration No. 333-78581

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         Post-Effective Amendment No. 4
                                    FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
              OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED
                                ON FORM N-8B-2

                        THE SAGE VARIABLE LIFE ACCOUNT A
                           (Exact Name of Registrant)

                     SAGE LIFE ASSURANCE OF AMERICA, INC.
                               (Name of Depositor)

                               300 Atlantic Street
                              Stamford, CT  06901
             (Address of Depositor's Principal Executive Offices)

                 Depositor's Telephone Number:  (203) 602-6500

                             James F. Bronsdon, Esq.
                      Sage Life Assurance of America, Inc.
                               300 Atlantic Street
                               Stamford, CT 06901
              (Name and Address of Agent for Service of Process)


                                    Copy to:
                                  Lynn K. Stone
                        Blazzard, Grodd & Hasenauer, P.C.
                               943 Post Road East
                               Westport, CT 06880

It is proposed that this filing become effective:

     ___   immediately  upon filing pursuant to paragraph (b) of Rule 485;

     _X_   on May 1, 2002 pursuant to paragraph (b) of Rule 485;

     ___   60 days after filing pursuant to paragraph (a)(1) of Rule 485;

     ___   on (date) pursuant to paragraph (a)(1) of Rule 485;


Title of Securities: Interests in a separate account under modified single payment combination fixed and variable life insurance contracts.



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MODIFIED SINGLE PAYMENT  COMBINATION FIXED AND VARIABLE LIFE INSURANCE CONTRACTS
ISSUED BY THE SAGE VARIABLE LIFE ACCOUNT A AND SAGE LIFE ASSURANCE OF AMERICA, INC.

                          Supplement dated May 1, 2002
                         to Prospectus dated May 1, 2002

              KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS

The following information replaces certain information in your prospectus as noted.

1. The following replaces the last 3 paragraphs under "10. What Are My Settlement Options" section under "Summary of the Contracts":

     You or your Beneficiary, as the case may be, tell us how much to apply to fixed income payments and to variable income payments. With variable income payments, you currently have all of the investment choices you had before income payments began. However, we currently limit transfers among your investment choices. Once income payments begin, you may surrender your Contract only if you choose variable income payments under Option 4.

     We will allocate the amount you apply to provide fixed income payments to the Fixed Account and invest it in the Guarantee Periods you select. We guarantee the amount of each fixed income payment. The amount of each fixed income payment will remain level throughout the period you select.

     We will allocate the amount you apply to provide variable income payments to the Variable Account and invest it in the Funds you select. The amount of each income payment will vary according to the investment performance of those Funds.

2. The following paragraph is added to "Section 4. What Are the Expenses under a Contract? - Monthly Deduction Amount - Asset-Based Charges":

     If proceeds are applied to a Settlement Option, we will deduct the Asset-Based Charges daily from the assets in each Variable Sub-Account supporting variable income payments. We refer to these charges as Variable Sub-Account Charges when applied to the proceeds under a Settlement Option.

3. The following replaces "Section 10. What Are My Settlement Options?" in the prospectus:

     You may elect to have the Surrender Value or Death Proceeds paid in a single sum or under one of our Settlement Options if the amount is at least $5,000. You select a Settlement Option from the list below, and indicate whether you want your income payments to be fixed or variable or a combination of fixed and variable. Once payments have begun under a Settlement Option, (i) our prior approval is necessary for transfers from the Fixed Account to the Variable Account and from the Variable Account to the Fixed Account, and (ii) we reserve the right to limit transfers between Variable Sub-Accounts to one per Contract Year. Any other changes require our prior approval.

     On the date the Settlement Option becomes effective, the Surrender Value under the Contract will be used to provide income payments. Unless you request otherwise, we will use any Variable Account Value to provide variable income payments, and we will use any Fixed Account Value to provide fixed income payments.

     You may elect one of the Settlement Options shown below (or any other option acceptable to us). For ease of describing these Settlement Options, we assume that you apply the Surrender Value and receive the income payments from one of the options below. Of course, you may always designate someone other than yourself to receive the income payments, and your designated Beneficiary will receive the income payments from any Death Proceeds.

     Option 1--Payments for Life: You will receive payments for your life.

     Option 2--Life Annuity with 10 or 20 Years Certain: You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period.

     Option 3--Joint and Last Survivor Life Annuity: We will make payments as long as either you or a second person you select (such as your spouse) is alive.

     Option 4--Payments for a Specified Period Certain: You will receive payments for the number of years you select, which may be from 5-30 years. However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed certain period.

     If you told us that you want a life annuity, it is possible that you could only receive one payment.

     Your income payments will be made monthly, unless you or the Beneficiary, as the case may be, choose quarterly, semi-annual or annual payments by giving us Satisfactory Notice. Each payment must be at least $100. If any payment would be less than $100, we may change the payment frequency to the next longer interval, but in no event less frequent than annual.

     We will base your first income payment, whether fixed or variable, on the amount of proceeds applied under the Settlement Option you or the Beneficiary, as the case may be, have selected and on the applicable "purchase rates." If applicable, these rates will vary based on: (i) the age and sex of the person that will receive the income payments (the "Payee"); (ii) the age and sex of a second designated person; and (iii) the specified period certain. The purchase rate we apply will never be lower than the rate shown in your Contract.

     If you told us you want fixed income payments, we guarantee the amount of each income payment and it remains level throughout the period you selected.

     If you told us you want variable income payments, the amount of each payment will vary according to the investment performance of the Funds you selected.

     Variable Income Payments. To calculate your initial and future variable income payments, we need to make an assumption regarding the investment performance of the Funds you select. We call this your assumed investment rate. This rate is simply the total return, after expenses, you need to earn to keep your variable income payments level. Rather than building in our own estimate, we will allow you to tailor your variable income payments to meet your needs by giving you a choice of rates. Currently, you may select either 3% or 6%; if you do not select a rate, we will apply the 3% rate. (We may offer other rates in the future). The lower the rate, the lower your initial variable income payment, but the better your payments will keep pace with inflation (assuming net positive investment performance greater than the assumed investment rate). Conversely, the higher the rate, the higher your initial variable income payment, but the less likely your payments will keep pace with inflation (assuming net positive investment performance greater than the assumed investment rate).

     For example, if you select 6%, this means that if the investment performance, after expenses, of your Funds is less than 6%, then the dollar amount of your variable income payment will decrease. Conversely, if the investment performance, after expenses, of your Funds is greater than 6%, then the dollar amount of your income payments will increase.

     Your variable payments will fluctuate based on Variable Sub-Account performance. The dollar amount of each payment attributable to each Variable Sub-Account is the number of Income Units for each Variable Sub-Account times the Income Unit value of that Sub-Account. The sum of the dollar amounts for each Variable Sub-Account is the amount of the total variable income payment. We will determine the Income Unit values for each payment no earlier than five Business Days preceding the due date of the variable income payment (except for Option 4, which is determined on the due date). We guarantee the payment will not vary due to changes in mortality or expenses.

     Income Unit Value. We calculate the value of an Income Unit at the same time that we calculate the value of an Accumulation Unit and base it on the same values for Fund shares and other assets and liabilities. The Income Unit value for a Variable Sub-Account's first Business Day was set at $10. After that, we determine the Income Unit value for every Business Day by multiplying (a) by
(b), and then dividing by (c) where:

     (a)  is the  Income  Unit  value for the  immediately  preceding  Valuation
          Period;

     (b) is the "net investment factor" for the Variable Sub-Account for the Valuation Period for which the value is being determined; and

     (c) is the daily equivalent of the assumed investment rate that you have selected for the number of days in the Valuation Period.

     Under a Settlement Option, we calculate the net investment factor slightly different than is otherwise the case. Before a Settlement Option is elected, we calculate Asset-Based Charges as a percentage of the Account Value on the date of deduction. These charges on an annual basis equal 1.80%, decreasing to 1.30% after the tenth Contract Year. However, once a Settlement Option is elected, we call these charges Variable Sub-Account Charges and deduct them from the assets in each Variable Sub-Account on a daily basis. Therefore, we determine the "net investment factor" in (b), above, by dividing (i) by (ii), and then subtracting
(iii) where:

     (i)  is the Accumulation Unit value for the current Valuation Period;

     (ii) is the Accumulation Unit value for the immediately preceding Valuation Period; and

     (iii)is the daily equivalent Variable Sub-Account Charges (adjusted for the number of days in the Valuation Period).

     Exchange of Income Units. Under a Settlement Option, if there is an exchange of value of a designated number of Income Units of particular Variable Sub-Accounts into other Income Units, the value will be such that the dollar amount of the income payment made on the date of exchange will be unaffected by the exchange.

4.   The following is added to "Section 6. How Do I Access My Money?"

     If you have elected Variable Settlement Option 4, Payments for a Specified Period Certain, you may request a full or partial withdrawal after the date the Settlement Option becomes effective; otherwise, no withdrawals are permitted after the effective date of a Settlement Option. Unless you choose Settlement Option 4, you cannot surrender your Contract once payments have begun under a Settlement Option.

5. The following replaces the second paragraph under the heading "Requesting Payments."

     We may delay making a payment, applying proceeds to a Settlement Option, or processing a transfer request if:

     . the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

     . the SEC, by order, permits postponement of payment to protect our Owners.


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                         PROSPECTUS DATED MAY 1, 2002

            MODIFIED SINGLE PAYMENT COMBINATION FIXED AND VARIABLE
                            LIFE INSURANCE CONTRACTS
                                    ISSUED BY
                      THE SAGE VARIABLE LIFE ACCOUNT A AND
                     SAGE LIFE ASSURANCE OF AMERICA, INC.

Executive Office:
300 Atlantic Street
Stamford, CT 06901

     This Prospectus describes individual and group modified single payment combination fixed and variable life insurance contracts offered by Sage Life Assurance of America, Inc. We designed the Contracts for your estate planning or other insurance needs, or to supplement your long-term retirement savings. The Contracts provide a means for investing your Account Value on a tax-deferred basis in our Variable Account and our Fixed Account. You can purchase a Contract by making a minimum initial purchase payment. After purchase, you determine the amount and timing of additional purchase payments, subject to certain restrictions.

     You may allocate purchase payments and transfer Account Value to our Variable Account and/or our Fixed Account within certain limits. The Variable Account has available Sub-Accounts. Through our Fixed Account, you can choose to invest your money in one or more of the available guarantee periods. The Fixed Account is not available in California.

     Each Variable Sub-Account invests in a corresponding Fund of the following Trusts (collectively the "Trusts"):

     .    AIM Variable Insurance Funds, Inc.
     .    The Alger American Fund
     .    MFS(R) Variable Insurance Trust(SM) (Initial Shares)
     .    The Universal Institutional Funds, Inc.
     .    Oppenheimer Variable Account Funds
     .    Sage Life Investment Trust
     .    INVESCO Variable Investment Funds, Inc.
     .    T. Rowe Price Equity Series, Inc. (closed to new sales, additional purchase payments and transfers of Account Value)
     .    Liberty Variable Investment Trust (closed to new sales, additional purchase payments and transfers of Account Value)
     .    SteinRoe Variable Investment Trust (closed to new sales, additional purchase payments and transfers of Account Value)

     Your Account Value will vary daily with the investment performance of the Variable Sub-Accounts and any interest we credit under our Fixed Account. We do not guarantee any minimum Account Value for amounts you allocate to the Variable Account. We do guarantee principal and a minimum fixed rate of interest for specified periods of time on amounts you allocate to the Fixed Account. However, amounts you withdraw, surrender, transfer, or borrow from the Fixed Account before the end of an applicable Guarantee Period ordinarily will be subject to a Market Value Adjustment, which may increase or decrease these amounts.

     The Contracts provide a death benefit, as well as additional benefits, including four alternative Settlement Options for receiving death or surrender proceeds as income payments under the Contract, and optional programs including dollar-cost averaging, asset allocation, automatic portfolio rebalancing, and systematic partial withdrawals.

     If you currently own a life insurance policy on the life of the Insured, you should consider carefully whether the Contract should be used to replace or supplement your existing policy.

     In almost all cases, the Contracts will be modified endowment contracts for Federal income tax purposes. This means that a loan or other distribution from the Contract during the life of the Insured will in almost all cases be taxed as ordinary income to the extent of any earnings in the Contract, and may be subject to an additional 10% Federal penalty tax if taken before the Owner attains age 59 1/2. Special tax and legal considerations apply if this Contract is used in connection with a qualified plan or certain other employment plans.

     THIS PROSPECTUS INCLUDES BASIC INFORMATION ABOUT THE CONTRACTS THAT YOU SHOULD KNOW BEFORE INVESTING. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THE TRUST PROSPECTUSES CONTAIN IMPORTANT INFORMATION ABOUT THE FUNDS. WE WILL SEND YOU THE TRUST PROSPECTUSES WITH YOUR CONTRACT. YOUR REGISTERED REPRESENTATIVE CAN PROVIDE THESE PROSPECTUSES TO YOU BEFORE YOU INVEST.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     VARIABLE LIFE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK, NOR ARE THEY FEDERALLY INSURED OR OTHERWISE PROTECTED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY; THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Index of Terms.............................................................

Summary of the Contracts...................................................
Part I--Description of the Contracts.......................................
 1. What Are The Contracts?................................................
 2. How Do I Purchase A Contract?..........................................
     Initial Purchase Payment..............................................
     Issuance of a Contract................................................
     Free Look Right to Cancel Contract....................................
     Making Additional Purchase Payments...................................
     Grace Period..........................................................
     Reinstatement.........................................................
     Specialized Uses of the Contract......................................
     Illustrations.........................................................
 3.What Are My Investment Options?.........................................
     Purchase Payment Allocations..........................................
     Variable Sub-Account Investment Options...............................
     Fixed Account Investment Options......................................
     Market Value Adjustment...............................................
     Transfers.............................................................
     Telephone Transactions................................................
     Power of Attorney.....................................................
     Dollar-Cost Averaging Program.........................................
     Asset Allocation Program..............................................
     Automatic Portfolio Rebalancing Program...............................
     Account Value.........................................................
     Variable Account Value................................................
     Accumulation Unit Value...............................................
     Net Investment Factor.................................................
     Fixed Account Value...................................................
     Loan Account Value....................................................
     Surrender Value.......................................................
 4.What Are The Expenses Under A
      Contract?............................................................
     Monthly Deduction Amount..............................................
     Asset-Based Charges...................................................
     Cost of Insurance Charge..............................................
     Annual Administration Charge..........................................
     Surrender Charge......................................................
     Transfer Charge.......................................................
     Fund Annual Expenses..................................................
 5.How Will My Contract Be Taxed?..........................................
     Introduction..........................................................
     Tax Status of the Contract............................................
     Tax Treatment of Contract Benefits....................................
     Possible Legislative Changes..........................................
     Possible Charge for Sage Life's Taxes.................................
 6.How Do I Access My Money?...............................................
     Withdrawals...........................................................
     Systematic Partial Withdrawal Program.................................
     Surrenders............................................................
     Loans.................................................................
     Requesting Payments...................................................
  7.How Is Contract Performance Presented?.................................
  8.What Is The Death Benefit Under My Contract?...........................
     Death Benefit.........................................................
     Insurance Amount......................................................
     Minimum Death Benefit.................................................
     Proof of Death........................................................
     Insurance Amount Increases............................................
  9.What Supplemental Benefits Are Available Under My Contract?............
     Accelerated Death Benefit Rider.......................................
     Accidental Death Benefit Rider........................................
     Waiver of Surrender Charge Rider......................................
 10.What Are My Settlement Options?........................................
 11.What Other Information Should I Know?..................................
     Sage Life Assurance of America, Inc...................................
     Separate Accounts.....................................................
     Modification..........................................................
     Distribution of the Contracts.........................................
     Experts...............................................................
     Legal Proceedings.....................................................
     Reports to Contract Owners............................................
     Assignment............................................................
     The Owner.............................................................
     The Beneficiary.......................................................
     Change of Owner or Beneficiary........................................
     Misstatement And Proof of Age, Sex, or Survival.......................
     Incontestability......................................................
     Suicide...............................................................
     Authority to Make Agreements..........................................
     Participation.........................................................
     Safekeeping of Account Assets.........................................
     Legal Matters.........................................................
     Financial Statements..................................................
 12. How Can I Make Inquiries?.............................................
     Hypothetical Illustrations of Contract Values.........................
Part II--Additional Information............................................
     History and Business..................................................
     Selected Financial Data...............................................
     Management's Discussion and Analysis of Financial Condition and Results of
        Operations.........................................................
     Directors and Executive Officers of Sage Life...........................
Financial Statements of Sage Life Assurance of America, Inc. ...............
Financial Statements of The Sage Variable Life Account A ....................

Appendix A.................................................................
Appendix B.................................................................
Appendix C ................................................................
Appendix D ................................................................


     THE CONTRACT MAY NOT BE AVAILABLE IN YOUR STATE. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.



                                 INDEX OF TERMS

     We tried to make this Prospectus as readable and understandable as possible. To help you to understand how the Contract works, we have used certain terms that have special meanings. We define these terms below.

     Account Value--The Account Value is the entire amount we hold under your Contract. It equals the sum of the values in the Variable Account, the Fixed Account, and the Loan Account.

     Accumulation Unit--An Accumulation Unit is the unit of measure we use to keep track of the Account Value in each Variable Sub-Account.

     Attained Age--The Attained Age is the Issue Age plus the number of full years since the Contract Date.

     Asset-Based Charges--The Asset-Based Charges are assessed monthly against your Account Value and are charges for mortality and expense risks, certain administrative expenses, certain distribution costs, and certain state and federal tax expenses.

     Beneficiary--The Beneficiary is the person or persons to whom we pay the Death Proceeds when the Insured dies.

     Business Day--A Business Day is any day the New York Stock Exchange ("NYSE") is open for trading exclusive of (i) Federal holidays, (ii) any day on which an emergency exists making the disposal or fair valuation of assets in the Variable Account not reasonably practicable, and (iii) any day on which the Securities and Exchange Commission ("SEC") permits a delay in the disposal or valuation of assets in the Variable Account.

     Contracts--The Contracts are modified single payment combination fixed and variable life insurance contracts. In some jurisdictions, we issue the Contracts directly to individuals. In most jurisdictions, however, the Contracts are only available as a group contract. We issue a group Contract to or on behalf of a group. Individuals who are part of a group to which we issue a Contract receive a certificate that recites substantially all of the provisions of the group Contract. Throughout this Prospectus and unless otherwise stated, the term "Contract" refers to individual Contracts, group Contracts, and certificates for group Contracts.

     Contract Anniversary--A Contract Anniversary is each anniversary of the Contract Date.

     Contract Date--The Contract Date is the day we invest your initial purchase payment in the Sub-Accounts. It is the date from which we measure Contract Anniversaries and Contract Years. The Contract Date may or may not be the same as the Issue Date.

     Contract Year--A Contract Year is each and every consecutive twelve-month period beginning on the Contract Date and the anniversaries thereof.

     Death Proceeds--The Death Proceeds is the amount of money that we will pay your Beneficiary if the Insured dies while your Contract is in force.

     Debt--Debt is the sum of all outstanding loans plus accrued interest under a Contract.

     Excess Withdrawal--An Excess Withdrawal is a withdrawal of Account Value that exceeds the Free Withdrawal Amount.

     Expiration Date--The Expiration Date is the last day in a Guarantee Period. In the Contract, we refer to this as the "Expiry Date."

     Fixed Account--The Fixed Account is The Sage Fixed Interest Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value. In certain states, we refer to the Fixed Account as the Interest Account or the Interest Separate Account. We divide the Fixed Account into Fixed Sub-Accounts, and establish a Fixed Sub- Account each time you allocate an amount to the Fixed Account.

     Free Withdrawal Amount--A Free Withdrawal Amount is the maximum amount that you can withdraw within a Contract Year without being subject to a surrender charge.

     Fund--A Fund is an investment portfolio in which a Variable Sub-Account invests.

     General Account--The General Account consists of all our assets other than those held in any separate investment accounts.

     Insured--The Insured is the person you named in your application for the Contract whose life your Contract covers.

     Issue Age--The Issue Age is the Insured's age on the last birthday on or before the Contract Date.

     Issue Date--The Issue Date is the date we issue an individual Contract or a certificate for a group Contract at our Customer Service Center.

     Loan Account--The Loan Account is an account in our General Account, established for any amounts transferred from the Sub-Accounts as a result of a loan. The Loan Account credits a fixed rate of interest, the loan credited rate, that is not based on the investment experience of the Variable Account or the Guaranteed Interest Rates applicable to the Fixed Sub-Accounts of the Fixed Account.

     Market Value Adjustment--A Market Value Adjustment is a positive or negative adjustment that may apply to a surrender, withdrawal, transfer, or loan from a Fixed Sub-Account before the end of its Guarantee Period.

     Monthly Processing Date--The Monthly Processing Date is the day of each month that we deduct the Monthly Deduction Amount from the Account Value of your Contract. See "What Are the Expenses Under A Contract?" Monthly Processing Dates are the Contract Date and the same day of each month thereafter. If there is no such date in a particular month, the Monthly Processing Date will be the last day of that month. If a Monthly Processing Date is not a Valuation Date, the Monthly Processing Date will be the next Valuation Date. This means that if your Monthly Processing Date is the 31st, and the current month is April, your Monthly Processing Date for April will be April 30th. If April 30th is a Sunday (which is not a Valuation Date), your Monthly Processing Date for that April will be May 1 (assuming May 1 is a Valuation Date).

     Net Asset Value--Net Asset Value is the price of one share of a Fund.

     Owner--The person or persons who owns (or own) a Contract. Provisions relating to action by the Owner mean, in the case of joint Owners, both Owners acting jointly. In the context of a Contract issued on a group basis, Owners refer to holders of certificates under the group Contract.

     Satisfactory Notice--Satisfactory Notice is a notice or request you make or authorize, in a form satisfactory to us, received at our Customer Service Center.

     Surrender Value--The Surrender Value is the amount we pay you upon surrender of your Contract. It reflects the deduction of any applicable surrender charge, any Market Value Adjustment, and any Debt.

     Valuation Date--Valuation Date is the date at the end of a Valuation Period when we value each Variable Sub-Account.

     Valuation Period--A Valuation Period is the period between one calculation of an Accumulation Unit value and the next calculation.

     Variable Account--The Variable Account is The Sage Variable Life Account A. It is a separate investment account of ours into which you may invest purchase payments or transfer Account Value. We divide the Variable Account into Variable Sub-Accounts, each of which invests in shares of a particular Fund.

     "We", "us", "our", "Sage Life" or the "Company" is Sage Life Assurance of America, Inc.

     "You" or "your" is the owner of a Contract.

     This Prospectus has three sections:

     .    Summary of the Contracts;

     .    Part I--which gives more detailed  information on the Summary  topics;
          and

     .    Part II--which provides additional information.

     Please read the entire Prospectus carefully.



                            SUMMARY OF THE CONTRACTS

1.   What Are The Contracts?

     The Contracts are modified single payment combination fixed and variable life insurance contracts offered by Sage Life Assurance of America, Inc. Your Contract is a contract between you, the Owner, and us, Sage Life. Your Contract may differ from the description below because of the requirements of the state where we issued your Contract.

     We designed the Contract to meet your estate planning or other insurance needs, or to supplement your long-term retirement needs. Because life insurance is not a short-term investment, you should evaluate your need for life insurance coverage and the suitability of the Contract to meet your long- term financial objectives before you purchase a Contract.

     Under the Contract, you can accumulate Account Value on a tax-deferred basis in our Variable Account and in our Fixed Account.

     Investment Flexibility. You can invest in the 26 available subdivisions of our Variable Account, known as "Variable Sub-Accounts," each corresponding to a different Fund. These Funds, listed in Section 3, are professionally managed and use a broad range of investment strategies (growth and income, aggressive growth, etc.), styles (growth, value, etc.) and asset classes (stocks, bonds, international, etc.). You can select a mix of Funds to meet your financial and retirement needs and objectives, tolerance for risk, and view of the market. Amounts you invest in these Funds will fluctuate daily based on underlying investment performance. So, the value of your investment may increase or decrease.

     Through our Fixed Account, you can invest to receive guaranteed rates of interest for periods of up to 5 years ("Guarantee Periods"). We also guarantee your principal while it remains in our Fixed Account. However, if you decide to surrender your Contract, or transfer or access amounts in the Fixed Account before the end of a Guarantee Period you have chosen, we ordinarily will apply a Market Value Adjustment. This adjustment reflects changes in prevailing interest rates since your allocation to the Fixed Account. The Market Value Adjustment may result in an increase or decrease in the amounts surrendered, transferred, or accessed.

     As your needs or financial goals change, your investment mix can change with them. You may transfer funds among any of the investment choices in our Fixed or Variable Accounts while continuing to defer current income taxes.

     Safety of Separate Accounts. Significantly, both our Fixed and Variable Accounts are separate investment accounts of Sage Life. This provides you with an important feature: we cannot charge the assets supporting your allocations to these Accounts with liabilities arising out of any other business we may conduct.

     Income Tax-Free Life Insurance Protection For Your Beneficiaries. The Contract provides a life insurance benefit that can pass free of federal and state income taxes to your beneficiaries. You can create and preserve a legacy for loved ones, a favorite charity, or even your Alma Mater.

     Access to Amounts Invested. The Contract provides access to your investment should you need it. ("Access" means a surrender of the Contract, a withdrawal of Account Value, and a borrowing of Account Value.) During the Insured's lifetime your investment grows tax-free until withdrawn or borrowed. You decide how much to take and when to take it.

     Ordinarily, once you access earnings, they are taxed as income. If you access earnings before you are 59 1/2 years old, you may have to pay an additional 10% federal tax penalty. However, if you acquire a Contract by making a tax-free exchange from an existing contract that provides tax-free access through loans, the Contract also may provide tax-free access through loans.

     Amounts you access may be subject to a surrender charge, and a Market Value Adjustment (positive or negative) may apply if you access the amount from the Fixed Account before the end of the applicable Guarantee Period.

2.   How Do I Purchase A Contract?

     In most cases, you may purchase a Contract with $10,000 or more through an authorized registered representative. You must complete an application, and the proposed Insured must meet our underwriting requirements. We have designed a simplified underwriting program that could make qualifying easier and let us issue a Contract faster than would otherwise be possible. Your eligibility for this program will depend on the amount you want to invest and the proposed Insured's age, sex, and health.

     After the first Contract Anniversary, you may make additional payments of at least $250, subject to certain conditions. We reserve the right to require satisfactory evidence of insurability before we accept any additional payment that increases the life insurance benefit by more than it increases your Account Value.

     Also, if the Surrender Value of your Contract is not sufficient to pay the charges as they come due, you will have a grace period of 61 days to make a sufficient additional payment to keep your Contract in force. We will send you a notice at the start of the Grace Period.

     We have included hypothetical illustrations in this Prospectus to show you how the Contract works. We have based these illustrations on hypothetical rates of return and we do not guarantee these rates. The rates are illustrative only, and do not represent past or future investment performance. Your actual Contract values and benefits will be different from those in the illustrations.

3.   What Are My Investment Options?

     You can invest in our Variable and Fixed Accounts. These choices are professionally managed and allow for a broad range of investment strategies, styles, and asset classes. See "Part I - Description of the Contracts - 3. What Are My Investment Options?" and "Appendix A" for information regarding the Variable Sub-Account Investment Options. Additional options may be available in the future. The prospectuses for the Trusts describe the Funds in detail, including the investment objectives, policies, restrictions and risks of each Fund. These Funds do not provide any performance guarantees, and their values will increase or decrease depending upon investment performance.

     Through our Fixed Account, you can choose to invest your money in one or more of 5 different Guarantee Periods. We guarantee your principal and interest rate when your investment is left in the Guarantee Period until it ends. You currently can choose periods of 1, 2, 3, 4, and 5 years (the 1 and 2 year Guarantee Periods are not available for transfers or renewals). However, if you transfer or access amounts before the end of a period you have chosen, we ordinarily will apply a Market Value Adjustment. This Adjustment may be positive or negative depending upon current interest rates.

4.   What Are The Expenses Under A Contract?

     The Contract has insurance and investment features. Each has related costs. Below is a brief summary of the Contract's charges:

     Annual Administration Charge - During the first seven Contract Years only, we will deduct an annual $40 administration charge. However, there is no charge if, at the time of deduction, your Account Value is at least $50,000.

     Asset-Based Charges - Each month, we deduct Asset-Based Charges for mortality and expense risks, certain administrative and distribution costs, and certain state and Federal tax expenses from your Account Value. The maximum charges equal, on an annual basis, 1.80% of your Account Value, decreasing to 1.30% after the tenth Contract Year.

     Asset-Based Charges will also apply to any Loan Account Value you have. (If you have not taken a loan, then no charges will be assessed.) The current charges applicable to the Loan Account Value are, on an annual basis, 0.90% (0.075000% monthly), decreasing to .40% (0.033333% monthly) after the tenth Contract Year.

     Cost of Insurance Charges--Each month, we deduct from the amounts you allocate to the Variable and Fixed Accounts a charge for providing the life insurance protection. This charge will never reflect rates greater than those shown in your Contract.

     Surrender Charge--During the first seven Contract Years only, we ordinarily will deduct a surrender charge when you surrender your Contract or withdraw amounts in excess of the Free Withdrawal Amount (see Part I). The maximum applicable percentage is 9% in the first Contract Year. It declines to 0% after the seventh Contract Year. We calculate the surrender charge as a percentage(s) of the purchase payment(s) you surrender or withdraw.

     Transfer Charge--We do not currently deduct this charge. We reserve the right to impose a transfer charge of up to $25 on each transfer in a Contract Year in excess of twelve.

     Fund Fees and Expenses--There are also Fund fees and expenses that are based on the average daily value of the Funds. A table of the Fund fees and expenses appears below.

     Sage Life's business philosophy is to reward our long-term customers. So,

     .    After the seventh Contract Year, we eliminate surrender charges.

     .    After  the   seventh   Contract   Year,   we   eliminate   the  annual
          administration charge.

     .    And after the tenth Contract Year, we reduce the Asset-Based Charges.

     This means more of your investment is working for you over the long-term.

     Fund Annual Expenses (as a percentage of average daily net assets of a Fund)

     Certain figures shown are net of fee waivers or expense reimbursements. We cannot guarantee that these fee waivers or reimbursements will continue. The annual expenses of the Funds in the tables below are based on data provided by the respective underlying Trusts.




                                                                                                                     TOTAL
                                                                                                                 ANNUAL EXPENSES
                                                                                                                  (BEFORE FEE
                                                                                                                  WAIVERS AND
                                                                                                 TOTAL          REIMBURSEMENTS,
                                                               MANAGEMENT                    ANNUAL EXPENSES     AS APPLICABLE,
                                                                  FEES       OTHER EXPENSES     (AFTER FEE       AND INCLUDING
                                                               (AFTER FEE        (AFTER         WAIVERS AND    MAXIMUM 12b-1 FEES
                                                                 WAIVER,     REIMBURSEMENT,   REIMBURSEMENTS,    [NOT CURRENTLY
                            FUND                             AS APPLICABLE)  AS APPLICABLE)   AS APPLICABLE)        CHARGED])
                            ----                             --------------  --------------   --------------    -----------------
AIM VARIABLE INSURANCE FUNDS:(1)
 (Series I Shares)
   AIM V.I. Government Securities Fund.................            0.50%           0.58%           1.08%             1.08%
   AIM V.I. Core Equity Fund      .....................            0.61            0.21            0.82              0.82
   AIM V.I. International Growth Fund    ..............            0.73            0.32            1.05              1.05
   AIM V.I. Premier Equity Fund    ....................            0.60            0.25            0.85              0.85
THE ALGER AMERICAN FUND:
   Alger American MidCap Growth Portfolio..............            0.80            0.08            0.88              0.88
   Alger American Income & Growth Portfolio.  .........            0.625           0.095           0.72              0.72
   Alger American Small Capitalization Portfolio.......            0.85            0.07            0.92              0.92
INVESCO VARIABLE INVESTMENT FUNDS, INC.:(2)
   INVESCO VIF - Growth Fund (3).................                  0.85            0.67(4)         1.52(4)           2.32
   INVESCO VIF - Financial Services Fund...............            0.75            0.32            1.07              1.07
   INVESCO VIF - Health Sciences Fund..................            0.75            0.31            1.06              1.06
   INVESCO VIF - Technology Fund.......................            0.75            0.32            1.07              1.07
MFS(R) VARIABLE INSURANCE TRUST(SM)
 (Initial Class):
   MFS Investors Trust Series..........................            0.75            0.15            0.90(6)           0.90
   MFS High Income Series..............................            0.75            0.16(5)         0.91(6)           1.01
   MFS Research Series.................................            0.75            0.15            0.90(6)           0.90
   MFS Total Return Series.............................            0.75            0.14            0.89(6)           0.89
   MFS Capital Opportunities Series....................            0.75            0.16(5)         0.91(6)           0.96
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
   Global Value Equity Portfolio ................                  0.67            0.48            1.15              1.28(7)
   Mid Cap Value Portfolio.............................            0.70            0.35            1.05              1.10(7)
   Value Portfolio.....................................            0.47            0.38            0.85              0.93(7)
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
   Oppenheimer Bond Fund/VA............................            0.72            0.05            0.77              0.77
   Oppenheimer Capital Appreciation Fund/VA............            0.64            0.04            0.68              0.68
   Oppenheimer Main Street Small Cap Fund/VA ..........            0.75            0.30            1.05              1.05
SAGE LIFE INVESTMENT TRUST:
   S&P 500 Equity Index Fund* (8)(9)...................            0.38            0.17            0.55              1.51
   Money Market Fund (9)...............................            0.48            0.17            0.65              1.30
   Nasdaq-100 Index(R) Fund** (8)(9)...................            0.80            0.05            0.85              1.66
   All-Cap Growth Fund (8)(9)..........................            0.99            0.11            1.10              2.03
T. ROWE PRICE EQUITY SERIES, INC.:
   T. Rowe Price Equity Income Portfolio...............            0.85(10)        0.00(10)        0.85              0.85
   T. Rowe Price Mid-Cap Growth Portfolio..............            0.85(10)        0.00(10)        0.85              0.85
   T. Rowe Price Personal Strategy Balanced Portfolio..            0.90(10)        0.00(10)        0.90              0.90
LIBERTY VARIABLE INVESTMENT TRUST:
   Colonial High Yield Securities Fund, Variable Series.           0.60            0.33            0.93              0.93
   Colonial Small Cap Value Fund, Variable Series.......           0.80            0.30            1.10              1.32(11)
   Colonial Strategic Income Fund, Variable Series......           0.65            0.20            0.85              0.85
   Colonial U.S. Growth and Income Fund, Variable Series.          0.80            0.16            0.96              0.96
   Liberty All-Star Equity Fund, Variable Series........           0.80            0.20            1.00              1.00
   Newport Tiger Fund, Variable Series..................           0.90            0.41            1.31              1.31
   Stein Roe Global Utilities Fund, Variable Series.....           0.65            0.28            0.93              0.93
STEINROE VARIABLE INVESTMENT TRUST:
   Stein Roe Growth Stock Fund, Variable Series ........           0.50            0.26            0.76              0.76
   Stein Roe Balanced Fund, Variable Series.............           0.45            0.26            0.71              0.71


(1) Effective May 1, 2002 the following Fund names will change: AIM V.I. Growth and Income Fund becomes AIM V.I. Core Equity Fund, AIM V.I. International Equity Fund becomes AIM V.I. International Growth Fund, and AIM V.I. Value Fund becomes AIM V.I. Premier Equity Fund.

(2) The Funds' actual Other Expenses and Total Annual Expenses are higher than the figures shown because their custodian fees were reduced under an expense offset arrangement.

(3)  INVESCO  VIF - Growth  Fund was  previously  INVESCO VIF - Blue Chip Growth
     Fund.

(4) Certain expenses of the Growth Fund were absorbed voluntarily by INVESCO pursuant to commitments between the Fund and INVESCO. This commitment may be changed at any time following consultation with the Board of Directors. After absorption, but excluding any offset arrangements, the Fund's other expenses and total annual expenses for the year ended December 31, 2001 would have been 1.47% and 2.32%, respectively of the Fund's average net assets.

(5) MFS has contractually agreed subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after reimbursement, as applicable), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year:
     Capital Opportunities - 0.15% and High Income - 0.15%. These contractual fee arrangements will continue until May 1, 2003 with the consent of the board of trustees which oversees the series. Without this reimbursement, the "Other Expenses" for these series would have been as follows: the Capital Opportunities Series - 0.21% and the High Income Series - 0.26%.

(6) Each MFS Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. Each Fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the Funds' expenses. "Other Expenses" do not take into account these expense reductions and are therefore higher than the actual expenses of the Funds. Had these fee reductions been taken into account, "Total Expenses (after fee waivers and reimbursements, as applicable)" would be lower and would equal 0.89% for Investors Trust Series; 0.90% for the High Income Series; 0.89% for the Research Series; 0.88% for the Total Return Series and 0.90% for the Capital Opportunities Series.

(7) The adviser has voluntarily agreed to reduce its management fee and/or reimburse the Portfolios so that total annual operating expenses of the Portfolios will not exceed the percentage set forth in the table under "Total Annual Expenses (after fee waivers and/or reimbursements, as applicable)." Fee waivers and/or expense reimbursements are voluntary and the adviser reserves the right to terminate any waiver and/or reimbursement at any time without notice. Without such waivers and/or reimbursements, management fees, other expenses and total annual expenses would have been:
     0.80%, 0.48%, and 1.28% with respect to the Global Value Equity Portfolio; 0.75%, 0.35% and 1.10% with respect to the Mid Cap Value Portfolio; and 0.55%, 0.38% and 0.93% with respect to the Value Portfolio.

(8) A Rule 12b-1 Plan (the "Plan") has been adopted by each Sage Life Investment Trust Fund (except the Money Market Fund), pursuant to which up to 0.25% may be deducted from Fund assets. No Plan payments were made during 2001 and no payments will be made for the year ending December 31, 2002.

(9) Sage Advisors, Inc., the Funds' investment manager, has entered into an expense limitation contract with the Funds, under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses through May 1, 2003. Fees waived and/or reimbursed by Sage may vary in order to achieve contractually obligated net fund operating expenses. Any waiver or reimbursement by Sage is subject to reimbursement within the first three (3) years of a Fund's operation, to the extent such reimbursements by the Fund would not cause total operating expenses to exceed any current net fund operating expenses. Rule 12b-1 fees, if any, waived by the distributor are not subject to reimbursement. Absent such expense limitations, management fees, maximum 12b-1 fees, other expenses and total annual expenses for the year ended December 31, 2001 would have been: 0.55%, 0.25%, 0.71% and 1.51% with respect to the S&P 500 Equity Index Fund; 0.65%, 0%, 0.65% and 1.30% with respect to the Money
     Market Fund; 0.85%, 0.25%, 0.56% and 1.66% with respect to the Nasdaq-100 Index(R) Fund; and 1.10%, 0.25%, 0.68% and 2.03% with respect to the All-Cap Growth Fund.

(10) The Fund pays an annual all-inclusive fee that includes investment management services and ordinary, recurring operating expenses.

(11) The Small Cap Value Fund's adviser has voluntarily agreed to reimburse all expenses including management fees so that total expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses) do not exceed 1.10%. As a result, the actual other expenses for the 2001 fiscal year was 0.52%.

* S&P 500(R) is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Sage Advisors, Inc. The S&P 500 Equity Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

** The Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations"), and are licensed for use by Sage Advisors, Inc. The product has not been passed on by the Corporations as to its legality or suitability. The product is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITIES

 --------------

5.   How Will My Contract Be Taxed?

     Under current federal tax law, life insurance contracts receive tax-favored treatment. The death benefit is fully excludable from the Beneficiary's gross income for federal income tax purposes. You are not taxed on any increase in the Account Value while a life insurance contract remains in force. In most cases, your Contract will be a Modified Endowment Contract ("MEC"). If your Contract is a MEC, certain distributions made during the Insured's lifetime, such as loans and withdrawals from, and collateral assignments of, the Contract are includable in gross income on an income-first basis. A 10% Federal tax penalty ordinarily will be imposed on income distributed before you attain age 59 1/2. Contracts that are not Modified Endowment Contracts ("non-MECs") receive preferential tax treatment with respect to certain distributions. See Part I "How Will My Contract Be Taxed?"

     We do not give tax advice, nor is any registered representative authorized to give tax advice on our behalf. We recommend that you consult your tax adviser about your particular tax situation.

6.   How Do I Access My Money?

     If you need to take money out of your Contract, you can choose among several different options. You can tailor your withdrawals to meet your liquidity needs.

     .    You can withdraw some of your money.

     . You can surrender the Contract and take the entire proceeds as a single lump sum payment or apply the proceeds to one of the Settlement Options we offer.

     . You can withdraw money using our systematic partial withdrawal program.

     .    If your Contract is a non-MEC, you have tax-free access though loans.

     . If your Contract is a MEC, you may take taxable loans that may be subject to a 10% Federal tax penalty.

     Keep in mind that amounts you surrender or withdraw may be subject to a surrender charge if taken during the first seven Contract Years. However, during that period the Contract does provide a Free Withdrawal Amount (not subject to a surrender charge) each year equal to your cumulative earnings, or if greater, 10% of total purchase payments you have invested.

     In addition, if you access amounts from the Fixed Account, we ordinarily will apply a Market Value Adjustment. If you are younger than 59 1/2 when you take money out, you may owe a 10% Federal tax penalty, as well as the income tax that ordinarily would apply. Please remember that withdrawals will reduce your death benefit.

7.   How Is Contract Performance Presented?

     Articles about the Variable Account's investment performance, rankings, or other characteristics may appear in publications. Publications may use articles and releases developed by us, the Funds and other parties about the Variable Account or the Funds.

     See Appendix D for performance information. Please remember that performance data represents past performance. Amounts you invest in the Variable Sub-Accounts will fluctuate daily based on underlying Fund investment performance, so the value of your investment may increase or decrease.

8.   What Is The Death Benefit Under My Contract?

     The Contract provides for a payment to your designated Beneficiary if the Insured dies while the Contract is in force. This payment is called the "Death Proceeds" and is equal to the following:

     .    the death benefit described below; plus

     . any additional insurance on the Insured's life that may be provided by riders to the Contract; minus

     .    any Debt from Contract loans; minus

     .    any due and unpaid charges; and minus

     . any amounts previously paid under the Accelerated Death Benefit Rider plus accrued interest.

     Your death benefit at issue equals your initial Insurance Amount. On any Business Day after that it equals the greater of:

     .    the Insurance Amount; and

     .    the Minimum Death Benefit

     The initial Insurance Amount depends on the amount of your initial purchase payment, and the age and sex of the proposed Insured. We show your initial Insurance Amount in your Contract. Your Insurance Amount remains level unless you make additional purchase payments or withdrawals.

     The Minimum Death Benefit equals the Account Value plus any positive Market Value Adjustment as of that Business Day, multiplied by a percentage that varies with the attained age of the Insured. We show these percentages in your Contract.

     Your Beneficiaries decide how they wish to receive the Death Proceeds. They can elect payment in a single sum, or apply proceeds under one of the Settlement Options we offer.

9.   What Supplemental Benefits Are Available Under My Contract?

     Accelerated Death Benefit Rider: This rider is automatically included in your Contract at no additional cost. It allows you to take an advance payment against the Death Proceeds under your Contract if the Insured is diagnosed as having a terminal illness. You can request up to 50% of the Insurance Amount, to a maximum of $500,000.

     Accidental Death Benefit Rider: The Contract also provides an accidental death benefit at no additional cost. If the Insured dies as a direct result of an accident before reaching age 81, we will pay an additional death benefit to the Beneficiary. This additional benefit equals 100% of the sum of all purchase payments you have invested in your Contract, less any withdrawals you have made (including any associated surrender charge and Market Value Adjustment incurred), up to a maximum of $250,000.

     Waiver of Surrender Charge Rider: We will include this rider automatically in your Contract at no additional cost. It permits you to withdraw money from your Contract without a surrender charge if you need it while you are confined to a nursing care facility or hospital. Certain restrictions apply.

     No Lapse Endorsement: We will include this endorsement to your Contract at no additional cost. It provides that, if there is no Debt outstanding, we will not terminate your Contract when your Surrender Value is insufficient to cover the Monthly Deduction Amount. However, this endorsement will not apply to any Contract which has been reinstated under the Reinstatement provisions. In certain states, the endorsement may not be available or may be limited.

10.  What Are My Settlement Options?

     You can apply proceeds under your Contract to purchase a stream of regular income payments under one of the Settlement Options shown below (or under any other option acceptable to us). Our descriptions assume that you apply the Surrender Value and receive the income payments from one of the options below. Of course, you always can designate someone other than yourself to receive the income payments, and we pay income payments from any Death Proceeds to your Beneficiary.

     Option 1--Payments for Life: You will receive payments for your life.

     Option 2--Life Annuity with 10 or 20 Years Certain: You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period.

     Option 3--Joint and Last Survivor Life Annuity: We will make payments as long as either you or a second person you select (such as your spouse) is alive.

     Option 4--Payments for a Specified Period Certain: You will receive payments for the number of years you select, which may be from 5-30 years. However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed certain period.

     We will allocate the amount to the Fixed Account and invest it in the Guarantee Periods you select. We guarantee the amount of each fixed income payment. The amount of each fixed income payment will remain level throughout the period you select.

11.  What Other Information Should I Know?

     The Contract has several additional features available to you at no additional charge:

     Free Look Right: You have the right to return your Contract to us at our Customer Service Center or to the registered representative who sold it to you, and have us cancel the Contract within a certain number of days (usually 10 days from the date you receive the Contract, but some states require different periods).

     If you exercise this right, we will cancel your Contract as of the Business Day we receive it. We will send you a refund equal to your Account Value plus any Asset-Based Charges and cost of insurance charges we have deducted on or before the date we received the returned Contract. If required by the law of your state, we will refund you the greater of your Account Value plus any Asset-Based charges and cost of insurance charges we have deducted, or your initial purchase payment (less any withdrawals previously taken). In the states where we are required to return purchase payment less withdrawals, if you allocated amounts to the Variable Account, we will temporarily allocate those amounts to the Money Market Sub-Account until we deem the Free Look Period to end.

     Dollar-Cost Averaging Program: Under our optional Dollar-Cost Averaging Program, you may transfer a set dollar amount systematically from the Money Market Sub-Account and/or from specially designated Fixed Sub-Accounts to any other Variable Sub-Account, subject to certain limitations. By investing the same amount on a regular basis, you don't have to worry about timing the market. Since you invest the same amount each period, you automatically acquire more units when market values fall and fewer units when they rise. The potential benefit is to lower your average cost per unit. This strategy does not guarantee that any Fund will gain in value. It also will not protect against a decline in value if market prices fall. However, if you can continue to invest regularly throughout changing market conditions, this program can be an effective way to help meet your long- term goals. Due to the effect of interest that continues to be paid on the amount remaining in the Money Market Sub- Account or the specially designated Fixed Sub-Account, the amounts that we transfer will vary slightly from month to month.

     Asset Allocation Program: An optional Asset Allocation Program is available if you do not wish to make your own particular investment decisions. This investment planning tool is designed to find an asset mix that attempts to achieve the highest expected return based upon your tolerance for risk, and consistent with your needs and objectives. Bear in mind that the use of an asset-allocation model does not guarantee investment results.

     Automatic Portfolio Rebalancing Program: Our optional Automatic Portfolio Rebalancing Program can help prevent a well-conceived investment strategy from becoming diluted over time. Investment performance will likely cause the allocation percentages you originally selected to shift. With this program, you can instruct us to automatically rebalance your Contract to your original percentages on a calendar quarterly, semi-annual, or annual basis. Money invested in the Fixed Account is not part of this program.

     No Probate: If the Insured dies, we will pay the Death Proceeds to your heirs or designated beneficiary. Generally, the Death Proceeds will be received without going through probate.

12.  How Can I Make Inquiries?

     If you need further information about the Contracts, please write or call us at our Customer Service Center or contact an authorized registered representative. The address and telephone number of our Customer Service Center Office are shown on the cover of this prospectus.




                                     PART I

                          DESCRIPTION OF THE CONTRACTS

1.   What Are The Contracts?

     The Contracts are modified single payment combination fixed and variable life insurance Contracts offered by us, Sage Life Assurance of America, Inc. We designed the Contracts for your estate planning or other insurance needs, or to supplement your long-term retirement savings. They provide many benefits including:

     . investing amounts on a tax-deferred basis in our Variable Account and our Fixed Account;

     . access to your investment should you need it (however, a surrender charge and Market Value Adjustment may apply); and

     . life insurance that can pass free of federal and state income taxes to your heirs.

     However, life insurance is not a short-term investment. You should evaluate your need for life insurance coverage and the Contract's long-term investment potential and risks before you purchase a Contract.

     Under the terms of the Contract, we promise to pay the Death Proceeds to your designated Beneficiary upon receipt of proof that the Insured died while your Contract is in force. You purchase the Contract with an initial purchase payment. While your Contract is in force and the Insured is alive, you may make additional payments under the Contract (subject to certain conditions) and will ordinarily not be taxed on increases in the value of your Contract as long as you do not take distributions. See "How Will My Contract Be Taxed?" The Contracts may not be available in all states or in all markets. Your Contract may differ from the description here because of the requirements of the state where we issued your Contract.

     When you make purchase payments, you can allocate those purchase payments to one or more of the subdivisions of the Variable Account, known as "Variable Sub-Accounts." We will invest purchase payments you allocate to a Variable Sub-Account solely in its corresponding Fund. Your Account Value in a Variable
Sub-Account will vary according to the investment performance of that Fund. Depending on market conditions, your value in each Variable Sub-Account could increase or decrease. We do not guarantee a minimum value. You bear the risk of investing in the Variable Account. We call the total of the values in the Variable Sub- Accounts the "Variable Account Value."

     You can also allocate purchase payments to our Fixed Account. The Fixed Account is not available in California. See "Fixed Account Investment Option." The Fixed Account includes "Fixed Sub-Accounts" to which we credit fixed rates of interest for the Guarantee Periods you select. We call the total of the values in the Fixed Sub-Accounts, the "Fixed Account Value." We currently offer Guarantee Periods with durations of 1, 2, 3, 4, and 5 years. (The 1 and 2 year Guarantee Periods are not available for transfers or renewals.) If any amount allocated or transferred remains in a Guarantee Period until the Expiration Date, its value will equal the amount originally allocated or transferred, multiplied on an annually compounded basis, by its guaranteed interest rate. We will ordinarily apply a Market Value Adjustment to any surrender, withdrawal, transfer, or amount borrowed from a Fixed Sub-Account before its Expiration Date. The Market Value Adjustment may increase or decrease the value of the Fixed Sub-Account (or portion thereof) being surrendered, withdrawn, transferred, or borrowed. See "What Are My Investment Options?"

     Subject to certain conditions, you can transfer Account Value three ways:

     .    From one Variable Sub-Account to another Variable Sub-Account;

     .    From a Fixed Sub-Account to a Variable Sub-Account; or

     .    From a Variable Sub-Account to a Fixed Sub-Account.


See "What Are My Investment Options?"

2.   How Do I Purchase A Contract?

     Initial Purchase Payment. You must make the initial purchase payment to put a Contract in force. The minimum initial purchase payment is $10,000. We will not issue a Contract if the proposed Insured is over age 90.

     Issuance of a Contract. Once we receive your initial purchase payment and your application at our Customer Service Center, we will process your application to see if the proposed Insured meets our underwriting and other criteria. Under our current underwriting rules, which are subject to change, a proposed Insured age 80 and under may be eligible for our simplified underwriting program. This program does not involve a medical examination, and may enable us to issue a Contract much faster than we otherwise could. To qualify, an Insured's application responses must meet our simplified underwriting standards. The maximum initial purchase payment we currently accept on a simplified underwriting basis varies with the issue age and gender of the Insured, but, the difference between the initial Insurance Amount and the initial purchase payment may never exceed $100,000.

     We will apply customary underwriting standards to all other Insureds. Our current underwriting rules are subject to change.

     We reserve the right to reject an application for any lawful reason. If we do not issue a Contract, we will return to you any purchase payment you submitted with the application. If we issue a Contract, your Issue Date will be the date we issue your Contract at our Customer Service Center.

     Free Look Right to Cancel Contract. During your "Free Look" Period, you may cancel your Contract. The Free Look Period usually ends 10 days after you receive your Contract. Some states may require a longer period. If you decide to cancel your Contract, you must return it to our Customer Service Center or to one of our authorized registered representatives. We will send you a refund equal to your Account Value plus any Asset-Based Charges and cost of insurance charges we have deducted on or before the date we receive your returned Contract at our Customer Service Center. If required by the law of your state, we will refund you the greater of your Account Value plus any Asset-Based charges and cost of insurance charges we have deducted, or your initial purchase payment (less any withdrawals previously taken). In those latter states where this requirement exists, we will temporarily invest amounts you allocate to the Variable Account to the Money Market Sub-Account until the time we deem the Free Look Period to end. See "What Are My Investment Options?"

     Making Additional Purchase Payments. You may make additional payments at any time after the first Contract Anniversary while your Contract is in force and the Insured is alive, subject to the following conditions:

     .    Each additional purchase payment must be at least $250.

     .    You may make only one purchase payment in any Contract Year.

     .    The Attained Age of the Insured must be less than 81.

     . We must approve in advance any payment that would cause the Account Value of all single payment or modified single payment contracts that you maintain with us to exceed $1,000,000.

     While the Insured is alive, you also may make any additional payment necessary to keep your Contract in force.

     When we accept an additional payment, that payment increases your Account Value and may increase your death benefit. We reserve the right to require satisfactory evidence of insurability before accepting any additional payment that increases your Death Benefit by more than it increases your Account Value. This is because our risk increases under these circumstances.

     All additional payments are payable at our Customer Service Center. We will credit any payment we receive after the Contract Date to the Contract as of the Business Day on which our Customer Service Center receives it unless the payment represents an increase in the Insurance Amount. See "What Is the Death Benefit Under My Contract?" We will deem purchase payments we receive on other than a Business Day as received on the next following Business Day.

     Unless you tell us otherwise, we will first consider all payments we receive while a loan is outstanding as a payment of any loan interest, next as a loan repayment, and last as an additional purchase payment.

     Grace Period. If your Surrender Value on a Monthly Processing Date is not sufficient to cover the Monthly Deduction Amount, we will allow you a Grace Period of 61 days for you to pay an amount sufficient to cover the Monthly Deduction Amount due. See "What Are The Expenses Under A Contract?" We will send you a notice at the start of the Grace Period at your last known address. The Grace Period will end 61 days after we mail you the notice.

     If you do not make the necessary payment by the end of the Grace Period, your Contract will terminate without value. Subject to the terms and conditions of your Contract, if the Insured dies during the Grace Period, we will pay the Death Proceeds.

     Reinstatement. If the Grace Period has ended and you have not paid the necessary payment and have not surrendered your Contract for its Surrender Value, you may be able to reinstate your Contract. To do so:

     . submit a written request to us for reinstatement within 3 years after the end of the Grace Period;

     .    provide us with satisfactory evidence of insurability;

     . pay an additional purchase payment equal to the minimum initial purchase payment for which we would then issue a Contract based upon the Insured's Attained Age, sex, and health; and

     . repay or reinstate any Debt against the Contract that existed at the end of the Grace Period.

     The effective date of a reinstated Contract will be the Monthly Processing Date on or next following the date we approve your application for reinstatement and receive the necessary purchase payment.

     If we reinstate your Contract, the Account Value on the date of reinstatement will be the amount provided by the purchase payment that you paid to reinstate the Contract. Certain charges under the Contract vary depending on how long the Contract has been in force. We will calculate these charges based on the length of time from the Contract Date until the date of reinstatement. Unless you have told us otherwise, we will calculate your Account Value based on your allocation instructions in effect at the start of the Grace Period.

     Uses of the Contract. The Contract offers potential benefits such as providing:

     .    a means for investing on a tax-deferred basis;

     .    access to your investment if you need it; and

     . life insurance that can pass free of federal and state income taxes to your Beneficiaries under the Contract.

     However, purchasing the Contract partly or wholly for such purposes entails certain risks. For example, poor investment performance in Variable Sub-Accounts in which you invest may cause the need for an additional payment in order to keep the Contract in force (this may be particularly true if there is outstanding Debt). Such poor investment performance may cause the Account Value or Surrender Value to be insufficient to fund the purpose for which you purchased the Contract. Withdrawals and loans may significantly affect current and future Account Value, Surrender Value, or Death Proceeds. Before purchasing a Contract, you should consider whether the long-term nature of the Contract is consistent with the purpose for which it is being considered. Using a Contract for a specialized purpose may also have tax consequences. See "How Will My Contract Be Taxed?"

     Illustrations. We have included hypothetical illustrations in this Prospectus to show you how the Contract works. We have based these illustrations on hypothetical rates of return and we do not guarantee these rates. The rates are an illustration only, and do not represent past or future investment performance. Your actual Contract values will be different from those in the illustrations.

3. What Are My Investment Options

     Purchase Payment Allocations. When you apply for a Contract, you specify the percentage of your purchase payment to be allocated to each Variable Sub-Account and/or to each Fixed Sub-Account. You can change the allocation percentages at any time by sending Satisfactory Notice to our Customer Service Center. The change will apply to all purchase payments we receive on or after the date we receive your request. Purchase payment allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number. We currently require that each purchase payment allocation be at least $100.

     We may, however, require that an initial purchase payment allocated to a Variable Sub-Account be temporarily invested in the Money Market Sub-Account during the Free Look Period. We will require this if the law of your state requires us to refund your full initial purchase payment less any withdrawals previously taken, should you cancel your Contract during the Free Look Period. At the end of the Free Look Period, if we temporarily allocated your initial purchase payment to the Money Market Sub-Account, we will transfer the value of what is in the Money Market Sub-Account to the Variable Sub-Account(s) you specified in your application. Solely for the purpose of processing this transfer from the Money Market Sub-Account, we will deem the Free Look Period to end 15 days after the Contract Date. This transfer from the Money Market Sub-Account to the Variable Sub-Accounts upon the expiration of the Free Look Period does not count as a transfer for any other purposes under your Contract.

     Variable Sub-Account Investment Options. The Variable Account has 26 currently available Sub-Accounts, each investing in a specific Fund. Each of the Funds is either an open-end diversified management investment company or a separate investment portfolio of such a company, and is managed by a registered investment adviser. Below is a list of the Funds available under the Contract. Appendix A contains more information about the Funds, including a brief description of their investment objectives and strategies and principal Fund risks. More detailed information concerning the investment objectives, policies, and restrictions of the Funds, the expenses of the Funds, the risks attendant to investing in the Funds and other aspects of their operations can be found in the current prospectus for each Trust. You should read the Trusts' prospectuses carefully. There is no assurance that these objectives will be met.

     Not every Fund may be available in every state or in every market. We will send you the Trust prospectuses with your Contract.


     The following Funds are currently available under the Contract:

                 AIM VARIABLE INSURANCE FUNDS (Series I Shares)

         AIM V.I. Government Securities Fund
         AIM V.I. Core Equity Fund (formerly, AIM V.I. Growth and Income Fund) AIM V.I. International Growth Fund (formerly, AIM V.I. International
             Equity Fund)
         AIM V.I. Premier Equity Fund (formerly, AIM V.I. Value Fund)

          Adviser: A I M Advisors, Inc..

                             THE ALGER AMERICAN FUND

         Alger American MidCap Growth Portfolio
         Alger American Income & Growth Portfolio
         Alger American Small Capitalization Portfolio

          Adviser: Fred Alger Management, Inc.

                     INVESCO VARIABLE INVESTMENT FUNDS, INC.

         INVESCO VIF - Growth Fund (formerly INVESCO VIF - Blue Chip Growth
             Fund)
         INVESCO VIF - Health Sciences Fund
         INVESCO VIF - Technology Fund
         INVESCO VIF - Financial Services Fund

          Adviser: INVESCO Funds Group, Inc.

               MFS(R) VARIABLE INSURANCE TRUST(SM) (Initial Class)

         MFS Investors Trust Series
         MFS High Income Series
         MFS Research Series
         MFS Total Return Series
         MFS Capital Opportunities Series

          Adviser: MFS Investment Management(R).

                     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

         Global Value Equity Portfolio
         Mid Cap Value Portfolio
         Value Portfolio

          Adviser:  Morgan  Stanley  Investment  Management,   Inc.  which  does
          business in certain instances using the name Van Kampen.

                       OPPENHEIMER VARIABLE ACCOUNT FUNDS

         Oppenheimer Bond Fund/VA
         Oppenheimer Capital Appreciation Fund/VA
         Oppenheimer Main Street Small Cap Fund/VA

          Adviser: OppenheimerFunds, Inc.

                           SAGE LIFE INVESTMENT TRUST

         S&P 500 Equity Index Fund
         Money Market Fund
         Nasdaq - 100 Index(R) Fund
         All-Cap Growth Fund

          Adviser: Sage Advisors, Inc. State Street Global Advisors subadvises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning Asset Management Company subadvises the Money Market Fund. Eagle Asset Management, Inc. subadvises the All-Cap Growth Fund.

THE FOLLOWING FUNDS HAVE BEEN CLOSED TO NEW SALES, ADDITIONAL PURCHASE PAYMENTS AND TRANSFERS (OTHER THAN TRANSFERS AS PART OF PRE-EXISTING DOLLAR COST AVERAGING AND ASSET ALLOCATION PROGRAMS BEGUN BEFORE THE FUND WAS CLOSED).

                        LIBERTY VARIABLE INVESTMENT TRUST

     Colonial High Yield Securities Fund, Variable Series
     Colonial Small Cap Value Fund, Variable Series
     Colonial Strategic Income Fund, Variable Series
     Colonial U.S. Growth and Income Fund, Variable Series
     Liberty All-Star Equity Fund, Variable Series
     Newport Tiger Fund, Variable Series
     Stein Roe Global Utilities Fund, Variable Series

          Adviser: Liberty Advisory Services Corp.

STEINROE VARIABLE INVESTMENT TRUST

     Stein Roe Growth Stock Fund, Variable Series
     Stein Roe Balanced Fund, Variable Series

          Adviser: Stein Roe & Farnham Incorporated

T. ROWE PRICE EQUITY SERIES, INC.

         T. Rowe Price Equity Income Portfolio
         T. Rowe Price Mid-cap Growth Portfolio
         T. Rowe Price Personal Strategy Balanced Portfolio

          Adviser: T. ROWE Price Associates, Inc.



     The names, investment objectives and policies of certain Funds may be similar to those of other retail mutual funds which can be purchased outside of a variable insurance product, and that are managed by the same investment adviser or manager. The investment results of the Funds, however, may be higher or lower than the results of such other retail mutual funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other retail mutual fund, even if the other retail mutual fund has the same investment adviser or manager.

     Shares of the Funds may be sold to separate accounts of insurance companies that are not affiliated with us or each other, a practice known as "shared funding." They also may be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance contracts, a practice known as "mixed funding." As a result, there is a possibility that a material conflict may arise between the interests of Owners who allocate Account Values to the Variable Account, and owners of other contracts who allocate contract values to one or more other separate accounts investing in any of the Funds. Shares of some of the Funds may also be sold directly to certain qualified pension and retirement plans qualifying under
Section 401 of the Code. As a result, there is a possibility that a material conflict may arise between the interest of Owners or owners of other contracts (including contracts issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing a Fund from the Variable Account or replacing the Fund with another Fund. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Trust's prospectus.

     We have entered into agreements with either the investment adviser or distributor for each of the Funds in which the adviser or distributor pays us a fee ordinarily based upon an annual percentage of the average aggregate net amount we have invested on behalf of the Variable Account and other separate accounts. These percentages differ; some investment advisers or distributors pay us a greater percentage than other advisers or distributors. These agreements reflect administrative services we provide.

     Fixed Account Investment Options. Each time you allocate purchase payments or transfer funds to the Fixed Account, we establish a Fixed Sub-Account. We guarantee an interest rate (the "Guaranteed Interest Rate") for each Fixed Sub-Account for a period of time (a "Guarantee Period"). When you make an allocation to the Fixed Sub-Account, we apply the Guaranteed Interest Rate then in effect. (Keep in mind that we deduct charges from a Fixed Sub-Account, and these deductions will reduce your actual return. See "What are the Expenses Under a Contract?") We may establish specially designated Fixed Sub- Accounts ("DCA Fixed Sub-Accounts"), for our Dollar-Cost Averaging Program. The Fixed Account is not available in California.

     How we determine the Guaranteed Interest Rate. We have no specific formula for establishing the Guaranteed Interest Rates for the different Guarantee Periods. Our determination will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments that we may acquire with the amounts we receive as purchase payments or transfers of Account Value under the Contracts. We will invest these amounts primarily in investment-grade fixed income securities including: securities issued by the U.S. Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the U.S. Government; debt securities that have an investment grade, at the time of purchase, within the four highest grades assigned by Moody's Investor Services, Inc., Standard & Poor's Corporation, or any other nationally recognized rating service; mortgage-backed securities collateralized by real estate mortgage loans, or securities collateralized by other assets, that are insured or guaranteed by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, or the Government National Mortgage Association, or that have an investment grade at the time of purchase within the four highest grades described above; other debt instruments; commercial paper; cash or cash equivalents. You will have no direct or indirect interest in these investments, and you do not share in the investment performance of the assets of the Fixed Account. We will also consider other factors in determining the Guaranteed Interest Rates, including regulatory and tax requirements, sales commissions, administrative expenses borne by us, general economic trends, and competitive factors. The Company's management will make the final determination of the Guaranteed Interest Rates it declares. We cannot predict or guarantee the level of future interest rates. However, our Guaranteed Interest Rates will be at least 3% per year. Guaranteed Interest Rates do not depend upon and do not reflect the performance of the Fixed Account.

     Guarantee Periods. We measure the length of a Guarantee Period from the end of the calendar month in which you allocated or transferred the amount to the Fixed Sub-Account. This means that the Expiration Date of any Guarantee Period will always be the last day of a calendar month. The currently available
Guarantee Periods are 1, 2, 3, 4, and 5 years. (The 1 and 2 year Guarantee Periods are not available for transfers or renewals.) We may offer different Guarantee Periods in the future. Not all Guarantee Periods may be available in all states.

     We may offer different Guarantee Periods with special Guaranteed Interest Rates for the DCA Fixed Sub-Accounts. In addition, we may offer special Guaranteed Interest Rates for new purchase payments allocated to the Fixed Sub-Accounts.

     We will notify you of your renewal options at least thirty days before each Expiration Date of your Fixed Sub-Accounts. Currently, your options are:

     . Take no action and we will transfer the value of the expiring Fixed Sub- Account to the Fixed Sub-Account with the same Guarantee Period, but not longer than five years, as of the day the previous Fixed Sub-Account expires. If such Guarantee Period is not currently available, we will transfer your value to the next shortest Guarantee Period. If there is no shorter Guarantee Period, we will transfer your value to the Money Market Sub-Account.

     . Elect a new Guarantee Period(s) from among those we offer as of the day the previous Fixed Sub-Account expires.

     . Elect to transfer the value of the Fixed Sub-Account to one or more Variable Sub-Accounts.

     Any amounts surrendered, withdrawn, transferred or borrowed other than during the thirty days before the Expiration Date of the Guarantee Period are subject to a Market Value Adjustment with the exception of the following transactions:

     . Transfers from DCA Fixed Sub-Accounts made automatically under our Dollar-Cost Averaging Program; and

     . Withdrawals of earned interest made automatically under our Systematic Partial Withdrawal Program.

     Market Value Adjustment. A Market Value Adjustment reflects the change in interest rates since we established a Fixed Sub-Account. It compares: (1) the current Index Rate for a period equal to the time remaining in the Guarantee Period, and (2) the Index Rate at the time we established the Fixed Sub- Account for a period equal to the Guarantee Period.

Ordinarily:

     . If the current Index Rate for a period equal to the time remaining in the Guarantee Period is higher than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be negative.

     . If the current Index Rate for a period equal to the time remaining in the Guarantee Period is lower than the applicable Index Rate at the time we established the Fixed Sub-Account, the Market Value Adjustment will be positive.

We will apply a Market Value Adjustment as follows:

     . For a surrender, withdrawal, transfer, or amount borrowed, we will calculate the Market Value Adjustment on the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred or borrowed to provide the amount requested.

     . If the Market Value Adjustment is negative, it reduces any remaining value in the Fixed Sub-Account, or amount of Surrender Value. Any remaining Market Value Adjustment then reduces the amount withdrawn, transferred, or borrowed.

     . If the Market Value Adjustment is positive, it increases any remaining value in the Fixed Sub-Account. In the case of surrender, or if you withdraw, transfer or borrow the full amount of the Fixed Sub-Account, the Market Value Adjustment increases the amount surrendered, withdrawn, transferred, or borrowed.

     A Market Value Adjustment will not be applied to any amounts payable upon death or cancellation during the Free Look Period.

     We will compute the Market Value Adjustment by multiplying the factor below by the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred, or borrowed from the Fixed Sub-Account to provide the amount you requested.

      [(1+I)/(1+J+.0025)]to the power of N divided by the 365th power - 1

Where:

     I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time we established the Sub-Account;

     J is the Index Rate for a maturity equal to the time remaining (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period at the time of calculation; and

     N is the remaining number of days in the Guarantee Period at the time of calculation.

     We currently base the Index Rate for a calendar week on the reported rate for the preceding calendar week. We reserve the right to set it less frequently than weekly but in no event less often than monthly. If there is no Index Rate for the maturity needed to calculate I or J, we will use straight- line interpolation between the Index Rate for the next highest and next lowest maturities to determine that Index Rate. If the maturity is one year or less, we will use the Index Rate for a one-year maturity.

     In the states of Maryland and Oregon, state insurance law requires that the Market Value Adjustment be computed by multiplying the amount being surrendered, withdrawn, transferred, or borrowed, by the greater of the factor above and the following factor: [(1.03)/(1+K)] to the power of G - N divided by the 365th power - 1, where N is as defined above, K equals the Guaranteed Interest Rate for the Guarantee Period, and G equals the initial number of days in the
Guarantee Period. In the states of Washington, California, Georgia and Connecticut, we will not assess the Market Value Adjustment because of state insurance law requirements. Because of these requirements, not all Guarantee Periods are available in Washington, California, Georgia and Connecticut. Contact our Customer Service Center for available Guarantee Periods.

     Examples of how the Market Value Adjustment works are shown in Appendix B.

     Transfers. You may transfer Account Value from and among the Variable and Fixed Sub-Accounts at any time, subject to certain conditions. However, in certain states, your right to transfer Account Value is restricted until the Free Look Period ends. See "How Do I Purchase a Contract?" The minimum amount of Account Value that you may transfer from a Sub-Account is $100, or, if less, the entire remaining Account Value held in that Sub-Account. If the transfer would reduce the Account Value remaining in a Sub-Account below $100, we may treat your transfer request as a request to transfer the entire amount.

     You must give us Satisfactory Notice of the Sub-Accounts from which and to which we are to make the transfers. Otherwise, we will not transfer your Account Value. A transfer from a Fixed Sub-Account ordinarily will be subject to a Market Value Adjustment. There is currently no limit on the number of transfers from and among the Sub-Accounts.

     A transfer ordinarily takes effect on the Business Day we receive Satisfactory Notice at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. We may, however, defer transfers to, from, and among the Variable Sub-Accounts under the same conditions that we may delay paying proceeds.

     We reserve the right to impose a transfer charge of up to $25 on each transfer in a Contract Year in excess of twelve, and to limit, upon notice, the maximum number of transfers you may make per calendar month or per Contract Year. For purposes of assessing any transfer charge, we will consider each transfer request to be one transfer, regardless of the number of Sub- Accounts affected by the transfer.

     In addition, we may not honor your transfer request if:

     . Any Variable Sub-Account that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Variable Sub-Account invests;

     . We determine the transfer would adversely affect Accumulation Unit values;

     . Any affected Fund determines it would be adversely affected by the transfer.

     We also may not honor certain transfers made by individuals holding multiple powers of attorney. See "What Are My Investment Options?--Power of Attorney," below.

     If you have applied proceeds under your Contract to a Settlement Option, you must have our prior consent to transfer value from the Fixed Account to the Variable Account or from the Variable Account to the Fixed Account. A Market Value Adjustment ordinarily will apply to transfers from the Fixed Account. We reserve the right to limit the number of transfers among the Variable Sub-Accounts to one transfer per Contract Year.

     Telephone Transactions. You may request transfers, withdrawals or loans by telephone. (We reserve the right to discontinue permitting withdrawals by telephone.) We will not be liable for following instructions communicated by telephone that we reasonably believe to be genuine. To request transfers, withdrawals or loans by telephone, you must elect the option on our authorization form. We will use reasonable procedures to confirm that instructions communicated by telephone are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures properly. These procedures include: (a) asking you or your authorized representative to provide certain identifying information; (b) tape recording all such conversations; and (c) sending you a confirmation statement after all such telephone transactions.

     Our telephone transaction authorization form also allows you to create a power of attorney by authorizing another person to give telephone instructions. Unless prohibited by state law, we will treat such power as a durable power of attorney. The Owner's subsequent incapacity, disability, or incompetency will not affect the power of attorney. We may cease to honor the power by sending written notice to you at your last known address. Neither we nor any person acting on our behalf shall be subject to liability for any act done in good faith reliance upon your power of attorney.

     Internet Transactions. In addition to telephone transactions, we permit transfers via the Internet. We will send you information about our website and transactions that may be made through it. We will use reasonable procedures to confirm that instructions communicated by the Internet are genuine. We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to follow our procedures. These procedure include: (a) asking for your social security number and personal identification number (generally provided at Contract delivery) when you access our website to make a transaction; (b) sending you a confirmation statement (by U.S. Mail or internet, according to instructions you provided to us) after all such transactions; and (c) posting a Contract transaction history on our website which you may access at any time.

     Third Party Transfers. As a general rule and as a convenience to you, we allow you to name a third party to make transfers on your behalf. However, when the same third party has the authority to make transfers on behalf of many Owners, the result can be simultaneous transfers involving large amounts of Account Value. The results can be the same when a third party has the authority to make transfers on behalf of even one Owner whose Contract has large Account Values. Such transfers can disrupt the orderly management of the Funds, can result in higher costs to Owners, and are ordinarily not compatible with the long-range goals of purchasers of the Contracts. We believe that such simultaneous transfers made by third parties are not in the best interest of all shareholders of the Funds. The management of the Funds shares this position.

     Therefore, to the extent necessary to reduce the adverse effects of simultaneous transfers made by third parties (or individual Owners having large Account Values) holding the right to make transfers on behalf of multiple parties (or individual Owners having large Account Values), we may refuse to honor third party transfers and have instituted or will institute procedures to ensure that the transfer requests that we receive have, in fact, been made by the Owners in whose names they are submitted. In addition, we reserve the right to restrict the Funds that will be available to such third parties for making transfers; we will give you advance notice of any such restrictions. However, our procedures will not prevent you from making your own transfer requests.

     Dollar-Cost Averaging Program. Our optional dollar-cost averaging program permits you to systematically transfer (monthly or as frequently as we allow) a set dollar amount from the Money Market Sub-Account to any combination of Variable Sub-Accounts. We also allow dollar-cost averaging from DCA Fixed Sub-Accounts.

     The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of Accumulation Units is high. However, you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when high. Dollar-cost averaging does not assure a profit or protect against a loss. Because interest continues to be earned on the balance in the Money Market Sub-Account or a DCA Fixed Sub-Account, the amounts we transfer will vary slightly from month to month. An example of how our dollar-cost averaging program works is shown in Appendix C.

     You may elect to participate in the dollar-cost averaging program at any time before the proceeds are applied to a Settlement Option by sending us Satisfactory Notice. The minimum transfer amount is $100 from the Money Market Sub-Account or from a DCA Fixed Sub-Account. We will make all dollar-cost averaging transfers on the day of each month that corresponds to your Contract Date or a date selected by you. If that date is not a Business Day, we will make the transfer on the next following Business Day. If you want to dollar-cost average from more than one DCA Fixed Sub-Account at the same time, certain restrictions may apply.

     Once elected, dollar-cost averaging remains in effect from the date we receive your request until:

     .    you surrender the Contract,

     . the value of the Sub-Account from which transfers are being made is depleted, or

     .    you cancel the program by written request.

     If you cancel dollar-cost averaging from a DCA Fixed Sub-Account before the end of the selected Guarantee Period, we reserve the right to treat this request as a transfer request and transfer any proceeds that remain to a Fixed Sub-Account that has the duration you originally requested, and we ordinarily will assess a Market Value Adjustment on the amount canceled. You can request changes by writing us at our Customer Service Center. There is no additional charge for dollar-cost averaging. A transfer under this program is not a transfer for purposes of assessing a transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason, and we reserve the right to restrict dollar-cost averaging into the Money Market Sub-Account. Dollar-cost averaging is not available while you are participating in a systematic partial withdrawal program.

     We may also permit you to periodically transfer earnings from the Fixed Sub-Accounts to the Variable Sub-Accounts.

     Asset Allocation Program. An optional Asset Allocation Program is available if you do not wish to make your own investment decisions. This investment planning tool is designed to find an asset mix that attempts to achieve the highest expected return based upon your tolerance for risk, and consistent with your needs and objectives.

     If you participate in the asset allocation program, we will automatically allocate all initial and additional purchase payments among the Variable Sub-Accounts indicated by the model you select. The models do not include allocations to the Fixed Account. Although you may only use one model at a time, you may change your selection as your tolerance for risk, and/or your needs and objectives change. Bear in mind, the use of an asset allocation model does not guarantee investment results. You may use a questionnaire that is offered to determine the model that best meets your risk tolerance and time horizons.

     Because each Variable Sub-Account performs differently over time, your portfolio mix may vary from its initial allocations. We will automatically rebalance your Fund mix quarterly to bring your portfolio back to its original allocation percentages.

     From time to time the models are reviewed. It may be found that allocation percentages among the Variable Sub-Accounts within a particular model or even some of the Variable Sub-Accounts within a particular model may need to be changed.

     If you participate in the asset allocation program, the transfers made under the program are not taken into account in determining any transfer charge. There is no additional charge for this program, and you may discontinue your participation in this program by contacting our Customer Service Center. We reserve the right to modify or cancel the asset allocation program at any time and for any reason. Please contact our Customer Service Center for more information about our asset allocation program.

     Automatic Portfolio Rebalancing Program. Once you allocate your money among the Variable Sub-Accounts, the investment performance of each Variable Sub-Account may cause your allocation to shift. Before proceeds are applied to a Settlement Option, you may instruct us to automatically rebalance (on a calendar quarter, semi-annual, or annual basis) your Variable Account Value to return it to your original allocation percentages. Your request will be effective on the Business Day on which we receive your request at our Customer Service Center. We will deem requests received on other than a Business Day as received on the next following Business Day. Your allocation percentages must be in whole percentages. You may start and stop automatic portfolio rebalancing at any time and make changes to your allocation percentages by written request. There is no additional charge for using this program. A transfer under this program is not a transfer for purposes of assessing any transfer charge. We reserve the right to modify or discontinue offering this program at any time and for any reason. We do not include any money allocated to the Fixed Account in the rebalancing. Automatic portfolio rebalancing is not available if you are participating in an asset allocation program.

     Account Value. The Account Value is the entire amount we hold under your Contract for you. The Account Value serves as a starting point for calculating certain values under your Contract. It equals the sum of your Variable Account Value, your Fixed Account Value, and your Loan Account Value (each term as defined below) credited to your Contract. We first determine your Account Value on the Contract Date, and after that, on each Business Day. The Account Value will vary to reflect:

     .    the performance of the Variable Sub-Accounts you have selected;

     .    interest credited on amounts you allocated to the Fixed Account;

     .    interest credited on amounts allocated to the Loan Account;

     .    any additional purchase payments; and

     .    charges, transfers, withdrawals, loans, and surrenders.

     Your Account Value may be more or less than purchase payments you made.

     Variable Account Value. Variable Account Value equals the sum of the values in each Variable Sub-Account on any particular day. On the Contract Date, the Variable Account Value for a Variable Sub-Account equals the portion of the initial purchase payment allocated to the Sub-Account. On each subsequent Business Day it equals:

     . the Variable Account Value in the Sub-Account on the preceding Business Day multiplied by its net investment factor for the current Valuation Period; plus

     . the amount of any allocation or transfer to the Sub-Account during the current Valuation Period; minus

     . the amount of any transfer from the Sub-Account during the current Valuation Period; minus

     . the amount of any charges allocated to the Sub-Account during the current Valuation Period; and minus

     . the amount of any withdrawal or loan allocated to the Sub-Account during the current Valuation Period.

     We keep track of the Variable Account Value in each of your Variable Sub-Accounts by the number of Accumulation Units in that Sub-Account. The value in each Variable Sub-Account equals the number of Accumulation Units attributable to that Variable Sub-Account multiplied by the Accumulation Unit value for that Variable Sub-Account on that Business Day. When you allocate a purchase payment or transfer Account Value to a Variable Sub-Account, we credit your Contract with Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units by dividing the dollar amount allocated or transferred to the Variable Sub-Account by the Sub-Account's Accumulation Unit value for that Business Day. Similarly, when you transfer, withdraw, borrow, or surrender an amount from a Variable Sub-Account, we cancel Accumulation Units in that Variable Sub-Account. We determine the number of Accumulation Units canceled by dividing the dollar amount you transferred, withdrew, borrowed, or surrendered by the Variable Sub-Account's Accumulation Unit value for that Business Day.

     Accumulation Unit Value. An Accumulation Unit value varies to reflect the investment experience of the underlying Fund, and may increase or decrease from one Business Day to the next. We arbitrarily set the Accumulation Unit value for each Variable Sub-Account at $10 when we established the Sub- Account. For each Valuation Period after the date of establishment, we determine the Accumulation Unit value by multiplying the Accumulation Unit value for a Sub-Account for the prior Valuation Period by the net investment factor for the Variable Sub-Account for the Valuation Period.

     Net Investment Factor. The net investment factor is an index we use to measure the investment performance of a Variable Sub-Account from one Valuation Period to the next. We determine the net investment factor for any Valuation Period by dividing (a) by (b) where:

     (a)  is the net result of:

          (i) the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the current Valuation Period; plus

          (ii) the per share amount of any dividend or capital gain distributions made by the Fund on shares held in the Variable Sub-Account if the "ex- dividend" date occurs during the current Valuation Period; and plus or minus

          (iii)a per share charge or credit for any taxes reserved for, which we determine to have resulted from the operations of the Variable Sub- Account; and

     (b) is the Net Asset Value of the Fund in which the Variable Sub-Account invests determined at the end of the immediately preceding Valuation Period.

     The net investment factor may be more or less than, or equal to, one.

     Fixed Account Value. Fixed Account Value is the sum of the values in each Fixed Sub-Account (including a DCA Fixed Sub-Account) on any particular date. On the Contract Date the Fixed Account Value for a Sub-Account equals the portion of the initial purchase payment allocated to the Sub-Account. On each subsequent Business Day it equals:

     . the Fixed Account Value in the Sub-Account on the preceding Business Day multiplied by the daily equivalent of its Guaranteed Interest Rate earned for the number of days in the current Valuation Period; plus

     . the amount of any allocation or transfer to the Sub-Account during the current Valuation Period; minus

     . the amount of any transfer from the Sub-Account during the current Valuation Period; minus

     . the amount of any charges allocated to the Sub-Account during the current Valuation Period and minus

     . the amount of any withdrawal or loan allocated to the Sub-Account during the current Valuation Period.

     We also adjust the Fixed Account Value for any Market Value Adjustment, the value of which could be positive or negative.

     Loan Account Value. Unless you take a loan, the Loan Account Value is zero. If you take a loan, then on the effective date of the loan the Loan Account Value equals the amount of the loan. On each subsequent Business Day it equals:

     .    the Loan Account Value on the preceding Business Day; plus

     . the amount of interest earned (at the loan credited rate) on Loan Account Value during the current Valuation Period; plus

     . any amounts transferred to the Loan Account because of any additional loans and any due and unpaid loan interest during the current Valuation Period; minus

     . the amount of any loan repayment you make during the current Valuation Period; and minus

     . any amount of interest earned on Loan Account Value and transferred to the Sub-Accounts during the current Valuation Period.

     Surrender Value. The Surrender Value on a Business Day is the Account Value, plus or minus any applicable Market Value Adjustment, reduced by any applicable surrender charge or other charges that are due us but not yet deducted, less any Debt.

4. What Are The Expenses Under A Contract?

     We deduct the charges described below. The charges are for the services and benefits we provide, costs and expenses we incur, and risks we assume under the Contracts. Services and benefits we provide include:

     . the ability of Owners to make transfers, withdrawals, surrenders, and take loans under the Contracts;

     .    the death benefit paid on the death of the Insured;

     . the available investment options, including dollar-cost averaging, asset allocation, automatic portfolio rebalancing, and systematic partial withdrawal programs;

     .    administration   of  the  Settlement   Options   available  under  the
          Contracts; and

     .    the distribution of various reports to Owners.

     Costs and expenses we incur include:

     . those related to various overhead and other expenses associated with providing the services and benefits provided by the Contracts;

     .    sales and marketing expenses; and

     .    other costs of doing business.

     Risks we assume include:

     .    the  risks  that  Insureds  may  live  for a  shorter  period  than we
          estimated  when  we  established  the  mortality   factors  under  the
          Contracts; and

     . that the costs of providing the services and benefits under the Contracts will exceed the charges deducted.

     We may realize a profit or loss on one or more of the charges. We may use any such profits for any corporate purpose, including, among other things, payment of sales expenses.

     To assist you in understanding how the expenses under a Contract will affect values, we have included hypothetical illustrations which follow Section
12. You can also request a personalized illustration from your registered representative.

     Unless we otherwise specify, we will deduct charges proportionately from all Variable Sub-Accounts and Fixed Sub-Accounts in which you are invested.

     We may reduce or eliminate charges under the Contracts when sales result in savings, reduction of expenses and/or risks to the Company. Generally, we will make such reductions based on the following factors:

     .    the size of the group;

     .    the total amount of purchase payments to be received from the group;

     .    the purposes for which the Contracts are purchased;

     .    the nature of the group for which the Contracts are  purchased;  and

     .    any other circumstances that could reduce Contract costs and expenses.

     We may also sell the Contracts with lower or no charges to a person who is an officer, director or employee of Sage Life or of certain affiliates, distributors, or service providers of ours, or to family members of any of these persons. Reductions or eliminations in Contract charges will not be unfairly discriminatory against any person. Please contact our Customer Service Center for more information about those cost reductions and eliminations.

Monthly Deduction Amount

     We deduct the Monthly Deduction Amount on each Monthly Processing Date. It equals:

     .    the Asset-Based Charges, plus

     .    the cost of insurance charge, plus

     . the cost of any riders for which a separate charge is assessed, and plus

     .    any other applicable charge that we assess.

     On a Monthly Processing Date that is also a Contract Anniversary, the Monthly Deduction Amount equals the Monthly Deduction Amount described above, plus the annual administration charge.

     Asset-Based Charges. We assess Asset-Based Charges against your Contract for assuming mortality and expense risks, certain administrative and distribution costs, and certain state and Federal tax expenses. We calculate the charges as a percentage of your Account Value as of the date we deduct them. On the Contract Date, and monthly thereafter, we deduct the charges proportionately from the Sub-Accounts in which you are invested.

     The maximum asset-based charges are:

                                                            Combined Charges
                                                          Asset-Based   Monthly
                                                         Annual Charge  Charge
                                                         ------------- ---------
Contract Years 1-10.....................................     1.80%     0.150000%
Contract Years 11.......................................     1.30%     0.108333%

     Asset-Based Charges will also apply to any Loan Account Value you have. (If you have not taken a loan, then no charges will be assessed.) The current charges applicable to the Loan Account Value are, on an annual basis, 0.90% (0.075000% monthly), decreasing to .40% (0.033333% monthly) after the tenth Contract Year.

     Cost of Insurance Charge. We deduct the cost of insurance charge from your Account Value to compensate us for providing life insurance for the Insured.

     Current Cost of Insurance Charge. The current cost of insurance charge is the actual monthly charge that we deduct from your Account Value. We calculate this charge as a percentage of your Account Value on the date of deduction. On the Contract Date, and monthly thereafter, we deduct the current cost of insurance charge in proportion to the Sub-Accounts in which you are invested. The maximum charge will never be more than the guaranteed maximum monthly cost of insurance charge described below.

     We determine the current cost of insurance charge based on our expectation of future mortality experience. Your cost of insurance charge will depend on the Insured's risk class. The two standard risk classes are smoker and nonsmoker. We generally charge higher rates for smokers.

     We also place Insureds in various sub-standard risk classes, if the underwriting warrants doing so. These sub-standard risk classes involve a higher mortality risk and, therefore, higher charges.

     At present, in most states the current cost of insurance charges as an annual percentage of Account Value are 0.55% and 0.85% for standard nonsmokers and smokers, respectively, and 0.75% and 1.40% for sub-standard nonsmokers and smokers, respectively. We will apply any charge we make on a uniform basis for Insureds of the same risk class and Attained Age.

     Guaranteed Maximum Monthly Cost of Insurance Charge. The maximum monthly cost of insurance charge equals (a) times (b) and then divided by (c), where:

     (a) is the maximum Cost of Insurance Rate per $1,000 shown in your Contract based on the Insured's Attained Age, gender and risk class;

     (b)  is an amount equal to the death benefit minus the Account Value; and

     (c)  is $1,000.

     For standard risks, we base the guaranteed cost of insurance charge on the 1980 Commissioners Standard Ordinary Mortality Table, Male/Female, Age Last Birthday ("1980 CSO"). Because the mortality table differentiates between men and women, the Contract may pay different benefits to men and women of the same age, even if all other factors are the same. Certain states, however, may require unisex rates. We include a table of guaranteed maximum cost of insurance rates per $1,000 in your Contract. For substandard risks, we base the guaranteed cost of insurance charge on a multiple of the 1980 CSO. We will base the multiple on the Insured's substandard rating.

Annual Administration Charge

     We will deduct an annual administration charge of $40 for the first seven Contract Years (i) on each Contract Anniversary, and (ii) on the day of any surrender if the surrender is not on the Contract Anniversary. We will waive this charge on and after the eighth Contract Anniversary, or if the Account Value is at least $50,000 when we would have otherwise deducted the annual administration charge. We may, from time to time, eliminate this charge for the first Contract Year.

Surrender Charge

     If you make an Excess Withdrawal or surrender your Contract during the first seven Contract Years, we may deduct a surrender charge calculated as a percentage of the amount of purchase payment(s) withdrawn or surrendered. We apply the surrender charge to each purchase payment as a percentage of the payment as follows:


Complete
Years
Elapsed     Maximum
Since       Surrender
Contract    Charge
Date        Percentage
- --------  ----------

   0          9%
   1          9%
   2          8%
   3          7%
   4          6%
   5          5%
   6          3%
   7+         0%


     If you surrender your Contract, we deduct the surrender charge from your Account Value in determining the Surrender Value. If you take an Excess Withdrawal, we deduct the surrender charge from your Account Value remaining after we pay you the amount requested. We include any surrender charge we assess in the calculation of any applicable Market Value Adjustment for withdrawals from the Fixed Account. Each year you may withdraw the "Free Withdrawal Amount" without incurring a surrender charge. The Free Withdrawal Amount equals the greater of:

     (i) the excess of 10% of your total purchase payments over all prior withdrawals in that Contract Year (including any associated surrender charge and Market Value Adjustment incurred); or

     (ii) cumulative earnings (i.e., the excess of the Account Value on the date of withdrawal over unliquidated purchase payments).

     With an Excess Withdrawal, we will liquidate purchase payments in whole or in part on a "first-in, first-out" basis. This means we liquidate purchase payments in the order you made them: the oldest unliquidated purchase payment first, the next oldest unliquidated purchase payment second, until all purchase payments have been liquidated.

     The total surrender charge will be the sum of the surrender charges for each purchase payment being liquidated. The amount you request from a Sub-Account may not exceed the value of that Sub-Account less any applicable surrender charge.

     Example of Calculation of Surrender Charge. Assume the applicable surrender charge is 7%, you have requested a withdrawal of $2,000 and no Market Value Adjustment is applicable. Your initial purchase payment was $10,000, your current Account Value is $10,500, and you made no prior withdrawals during that Contract Year. Your Free Withdrawal Amount is the greater of (a) or (b), where:

     (a) is the excess of 10% of the total purchase payments, over 100% of all prior withdrawals in that Contract Year (including any associated surrender charge and Market Value Adjustment incurred) (10% X $10,000 = $1,000); and

     (b) is the excess of the Account Value on the date of withdrawal over the unliquidated purchase payments ($10,500- $10,000 = $500).

     Therefore, the Free Withdrawal Amount is $1,000. A surrender charge will apply to the excess of $2,000 over $1,000. The surrender charge equals $70 (7% X $1,000).

     The Free Withdrawal Amount is not considered a liquidation of purchase payments. If you surrender your Contract during the same Contract Year that you have taken advantage of the full Free Withdrawal Amount, you will pay the same surrender charges as if you had not taken advantage of the full Free Withdrawal Amount.

     Waiver of Surrender Charge. We will not deduct a surrender charge if, at the time we receive your request for a withdrawal or a surrender, we have also received due proof that you have been confined continuously to a "Qualifying Hospital or Nursing Care Facility" for at least 45 days in a 60 day period. We define "Qualifying Hospital or Nursing Care Facility" in your Contract.

Transfer Charge

     We currently do not deduct this charge. However, we reserve the right to deduct a transfer charge of up to $25 for the 13th and each subsequent transfer during a Contract Year. The charge is at cost with no profit to us. For the purpose of assessing the transfer charge, we consider each written or telephone request to be one transfer, regardless of the number of Sub-Accounts affected by the transfer. In the event that the transfer charge becomes applicable, we will deduct it proportionately from the Sub-Accounts from which you made the transfer. Transfers made in connection with the dollar-cost averaging, asset allocation, and automatic portfolio rebalancing programs will not count as transfers for purposes of assessing this charge.

Fund Annual Expenses

     Because the Variable Account purchases shares of the various Funds you choose, the net assets of the Variable Account will reflect the investment management fees and other operating expenses incurred by those Funds. These Fund fees and other expenses are shown in the Summary under "What Are the Expenses Under A Contract?". For a description of a Fund's expenses, management fees, and other expenses, see the prospectuses for the corresponding Trust.

5. How Will My Contract Be Taxed?

Introduction

     The following summary provides a general description of the Federal income tax considerations associated with the Contract and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. No attempt is made to consider any applicable state or other tax laws. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

Tax Status of the Contract

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code (the "Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Contract should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a rated or automatic issue basis and Contracts with term riders added and it is not clear whether such Contracts will in all cases satisfy the applicable requirements. If it is subsequently determined that a Contract does not satisfy the applicable requirements, we may take appropriate steps to bring the Contract into compliance with such requirements and we reserve the right to restrict Contract transactions in order to do so.

     In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the variable account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a Owner to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over Variable Account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the owner of the Variable Account assets supporting the Contract.

     In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Contracts to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Contract will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Contract Benefits

     In General. We believe that the death benefit under a Contract should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Owner or beneficiary. A tax advisor should be consulted on these consequences.

     Generally, the Owner will not be deemed to be in constructive receipt of the Contract cash value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a "Modified Endowment Contract."

     Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. In most cases the Contract will be classified as a Modified Endowment Contract. Any Contract issued in exchange for a Modified Endowment Contract will be a Modified Endowment Contract. A Contract issued in exchange for a life insurance contract that is not a Modified Endowment Contract will generally not be treated as a Modified Endowment Contract. The payment of additional premiums at the time of or after the exchange or certain changes to the Contract after it is issued may, however, cause the Contract to become a Modified Endowment Contract. A prospective Owner should consult a tax advisor before effecting an exchange.

     Distributions Other Than Death Benefits from Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts are subject to the following tax rules:

     (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Owner's investment in the Contract only after all gain has been distributed.

     (2) Loans taken from or secured by a Contract classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

     (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary or designated beneficiary.

     Distributions Other Than Death Benefits from Contracts that are not Modified Endowment Contracts. Distributions other than death benefits from a Contract that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Owner's investment in the Contract and only after the recovery of all investment in the Contract as taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance contract for Federal income tax purposes if Contract benefits are reduced during the first 15 Contract years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Contract that is not a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred loans are less clear and a tax adviser should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Contract that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     If a Contract becomes a Modified Endowment Contract, distributions that occur during the Contract Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

     Tax Treatment of Settlement Options. A portion of the Settlement Option payments which are in excess of the Death Proceeds are included in the Beneficiary's taxable income. Under a Settlement Option payable for the lifetime of the Beneficiary, the Death Proceeds are divided by the Beneficiary's life expectancy (or joint life expectancy in the case of a joint and survivor option) and proceeds received in excess of these prorated amounts are included in taxable income. The value of the Death Proceeds is reduced by the value of any period certain or refund guarantee. Under a fixed period option, the Death Proceeds are prorated by dividing the proceeds over the payment period under the option. Any payments in excess of the prorated amount will be included in taxable income.

     Investment in the Contract. Your investment in the Contract is generally your aggregate Premiums. When a distribution is taken from the Contract, your investment in the Contract is reduced by the amount of the distribution that is tax-free.

     Contract Loans. In general, interest on a Contract loan will not be deductible. If a Contract loan is outstanding when a Contract is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.

     Before taking out a Contract loan, you should consult a tax adviser as to the tax consequences.

     Multiple Contracts. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

     Accelerated Benefits Rider. If such a rider is made available, we believe that payments received under the accelerated benefit rider should be fully excludible from the gross income of the beneficiary if the beneficiary is the insured under the Contract. (See "Acceleration of Death Benefit Rider" for more information regarding the rider.) However, you should consult a qualified tax adviser about the consequences of adding this rider to a Contract or requesting payment under this rider.

     Continuation of Contract Beyond Age 100. The tax consequences of continuing the Contract beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the insured's 100th year.

     Pension or Profit-Sharing Plan or Similar Deferred Compensation Arrangement. If the Contract is used in connection with a pension or profit-sharing plan, or similar deferred compensation arrangement, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost (generally referred to as the "P.S. 58" cost) to the participant annually. If the plan participant dies while covered by the plan and the Contract proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Contract. Contracts owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as non-taxable. Plan loan requirements and provisions may differ from Contract loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Contract held in connection with a retirement plan.

     Business Uses of Contract. Businesses can use the Contracts in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

     Other Tax Considerations. The transfer of the Contract or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation- skipping transfer taxes. For example, the transfer of the Contract to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the owner may have generation skipping transfer tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Contract proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

     Income Tax Withholding. All distributions or the portion thereof which is includible in gross income of the Owner are subject to Federal income tax withholding. However, in most cases you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.

     Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

     State Law. State regulations require that the Contract owner have appropriate insurable interest in the life of the insured. Failure to establish an insurable interest may result in the Contract not qualifying as a life insurance contract for federal tax purposes.

Our Income Taxes

     Under current Federal income tax law, we are not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

6. How Do I Access My Money?

     You may access the money in your Contract: (1) by making a withdrawal or a surrender, or (2) by taking a loan from your Contract. If you surrender your Contract, you can take the proceeds in a single sum, or you can request that we pay the proceeds over a period of time under one of our Settlement Options. See "What Are My Settlement Options?"


Withdrawals

     You may withdraw all or part of your Surrender Value at any time while your Contract is in force during the Insured's lifetime. You may make your withdrawal request in writing or by telephone. See "Requesting Payments." Any withdrawal must be at least $250. If a withdrawal request would reduce your Account Value remaining in a Sub-Account below $100, we may treat the withdrawal request as a request to withdraw the entire amount. If a requested withdrawal would reduce your Account Value below $5,000, we reserve the right to treat the request as a withdrawal of only the excess over $5,000. We will pay you the withdrawal amount in one sum. Under certain circumstances, we may delay this payment. See "Requesting Payments."

     When you request a withdrawal, you can direct how we deduct the withdrawal from your Account Value. If you provide no directions, we will deduct the withdrawal from your Account Value in the Sub-Accounts on a pro-rata basis.

     When you make a withdrawal, we reduce the Account Value by the amount of the withdrawal (including any associated surrender charges and Market Value Adjustment incurred). We also reduce the Insurance Amount by the same percentage that the withdrawal (including any associated surrender charge and Market Value Adjustment incurred) reduced Account Value.

     A withdrawal may have adverse tax consequences. See "How Will My Contract Be Taxed?"

Systematic Partial Withdrawal Program

     The systematic partial withdrawal program provides automatic monthly, quarterly, semi-annual, or annual payments to you from the amounts you have accumulated in the Sub-Accounts. You select the day we take the withdrawals. If you do not select a day, we will use the day of each month that corresponds to your Contract Date. If that date is not a Business Day, we will use the next following Business Day. The minimum payment is $100. You can elect to withdraw either earnings in a prior period (for example, prior month for monthly withdrawals or prior quarter for quarterly withdrawals) or a specified dollar amount.

     . If you elect earnings, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis.

     . If you elect a specified dollar amount, we will deduct the withdrawals from the Sub-Accounts in which you are invested on a pro-rata basis unless you tell us otherwise. Any amount in excess of the Free Withdrawal Amount may be subject to a surrender charge. See "What Are The Expenses Under A Contract?" Also, any amount in excess of interest earned on a Fixed Sub-Account in the prior Guarantee Period ordinarily will be subject to a Market Value Adjustment. See "What Are My Investment Options?"

     You may participate in the systematic partial withdrawal program at any time during the Insured's lifetime by providing Satisfactory Notice. Once we receive your request, the program will begin and will remain in effect until your Account Value drops to zero. You may cancel or make changes in the program at any time by providing us with Satisfactory Notice. We do not deduct any other charges for this program. We reserve the right to discontinue the systematic partial withdrawal program at any time and for any reason. Systematic partial withdrawals are not available while you are participating in the dollar-cost averaging program.

     A systematic withdrawal may have adverse tax consequences. See "How Is My Contract Taxed?"

Surrenders

     You may cancel and surrender your Contract at any time during the Insured's lifetime. Your Contract will terminate on the Valuation Date we receive your request or a later date as you might request. We will pay you the Surrender Value in one sum unless you choose a Settlement Option. Under certain circumstances, we may delay payments of proceeds from a surrender. See "Requesting Payments."

     A surrender may have adverse tax consequences. See "How Will My Contract Be Taxed?"

Loans

     While your Contract is in force and after the Free Look Period, you may request a loan by giving us Satisfactory Notice. Unless you tell us otherwise, we will transfer an amount equal to the loan from the Sub-Accounts to the Loan Account in proportion to the Account Value in each Sub-Account in which you are invested as of the date we process the loan. We use the Loan Account Value as collateral for your loan. Your Contract will be the only security we require for the loan. Any loan must be at least $250.

     A loan may have adverse tax consequences. See "How Is My Contract Taxed?"

     Maximum Loanable Value. The maximum amount that you may borrow ("maximum loanable value") is 90% of the Account Value less any surrender charge and less any due and unpaid Monthly Deduction Amount. The amount of the loan and all existing loans may not be more than the maximum loanable value as of the loan date, which is the date we process the loan.

     If on any Business Day where there is Debt outstanding and the Surrender Value is negative, we will send you an overloan notice at your last known address. You will then have 61 days from the date we send the notice to avoid termination of your Contract by paying us at least the minimum repayment amount listed in the notice.

     Loan Repayment. You may repay all or part of your loan at any time while your Contract is in force during the Insured's lifetime. Any loan repayment must be at least $250. If the Grace Period has expired and the Contract has terminated, any Debt that exists at the end of the Grace Period may not be repaid unless you reinstate your Contract.

     Unless you tell us otherwise, we will transfer an amount equal to the loan repayment from the Loan Account to the Sub-Accounts in the same proportion as your most recent purchase payment.

     Loan Interest. Interest on the loan accrues daily at a loan interest rate of 6% per annum, and is due on each Contract Anniversary. If you do not pay loan interest when due, we will transfer the difference between the Loan Account and Debt from the Sub-Accounts to the Loan Account in proportion to the Account Value in each Sub-Account in which you are invested.

     Interest Credited. The portion of your Account Value represented by the Loan Account will earn interest daily from the date of transfer at a minimum loan credited rate of 4% per annum.

     However, the Preferred Loan Amount will earn interest daily at a Loan Credited Rate that is currently 6% per annum. We can change this rate at any time, however, it will never be less than 4% per annum. The Preferred Loan Amount equals:

     . The part of a Loan equal to cumulative earnings (i.e., the excess of the Account Value on the date of the Loan over unliquidated purchase payments), and

     . Any loan carried over from an existing contract to a Contract as part of a valid 1035 Exchange, as defined by the Internal Revenue Code.

     Effects of a Loan. When you take out a loan, we transfer funds proportionately from the Sub-Accounts in which you are invested to the Loan Account. We also will transfer any loan interest that becomes due that you do not pay from your Sub-Accounts to the Loan Account. A Market Value Adjustment may apply to amounts taken from the Fixed Sub-Accounts.

     Since we transfer the amount you borrow from the Sub-Accounts, a loan whether or not repaid, will have a permanent effect on your Surrender Value and may have a permanent effect on your death benefit. This is because the Loan Account does not share in the investment results of the Sub-Accounts. Rather, the Loan Account earns interest daily at the Loan Credited Rate. Depending upon how the investment results compare to the Loan Credited Rate, this effect may be favorable or unfavorable. This is true whether you repay the loan or not. If not repaid, the loan will reduce the amount of Death Proceeds and could cause your Contract to terminate if investment results are not as expected. See "How Do I Purchase A Contract?--Grace Period" and "How Is My Contract Taxed?"

Requesting Payments

     You must provide us with Satisfactory Notice of your request for payment. We will ordinarily pay any Death Proceeds, loan, withdrawal, or surrender proceeds within seven days after receipt at our Customer Service Center of all the requirements for payment. We will determine the amount as of the Valuation Date our Customer Service Center receives all requirements.

     We may delay making a payment or processing a transfer request if:

     . the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or

     . the SEC, by order, permits postponement of payment to protect our Owners.

     We also may defer making payments attributable to a check that has not cleared (which may take up to 15 days), and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender, loan, or transfer request for up to six months from the date we receive the request, if permitted by state law.

     If we defer payment 30 days or more, the amount deferred will earn interest at a rate not less than the minimum required in the jurisdiction in which we delivered the Contract.

7. How Is Contract Performance Presented?

     Articles discussing the Variable Account's investment performance, rankings, and other characteristics may appear in publications. Some or all of these publishers or ranking services (including, but not limited to, Lipper Analytical Services and Morningstar, Inc.) may publish their own rankings or performance review of variable contract separate accounts, including the Variable Account. We may use references to or reprints of such articles or rankings as sales material, and may include rankings that indicate the names of other variable contract separate accounts and their investment experience.

     Publications may use articles and releases developed by us, the Funds and other parties, about the Variable Account or the Funds. We may use references to or reprints of such articles in sales material for the Contracts or the Variable Account. Such literature may refer to personnel of the advisers, who have portfolio management responsibility, and their investment style and include excerpts from media articles.

     If we quote performance data, the data will represent past performance and you should not view it as any indication of future performance. Amounts you invest in the Variable Sub-Accounts will fluctuate daily based on Fund investment performance, so the value of your investment may increase or decrease. Appendix D contains performance information of the Funds. In addition, the hypothetical illustrations in this Prospectus show how the performance of the Funds may affect Contract values.

     8.   What Is The Death Benefit Under My Contract?

     The Contract provides for a payment to your designated Beneficiary if the Insured dies while the Contract is in force. This payment is called the "Death Proceeds." It equals:

     .    the death benefit described below; plus

     . any additional insurance on the Insured's life that may be provided by riders to the Contract; minus

     .    any Debt from Contract loans, minus

     .    any due and unpaid charges; and minus

     . any amounts previously paid under the Accelerated Death Benefit Rider plus accrued interest.

     The  Death  Proceeds  will  be  adjusted  in  certain  circumstances.   See
"Incontestability," "Suicide," and "Misstatement of Age or Sex" in "What Other Information Should I Know?"

     You or your Beneficiary decide how to receive the Death Proceeds. You or your Beneficiary can elect payment in a single sum, in which case your Contract will terminate; or you or your Beneficiary may apply proceeds under one of the Settlement Options in your Contract. See "What Are My Settlement Options?" Unless you or your Beneficiary specify otherwise, we will pay the Death Proceeds in one sum within 90 days after we receive proof of death. If required by the law of your state, we also will pay interest from the date of death until we distribute the Death Proceeds.

     Death Benefit. At issue, your death benefit equals your Insurance Amount shown in your Contract. On any Business Day after that, it equals the greater of:

     .    the Insurance Amount; or

     .    the Minimum Death Benefit.

     However, if the state in which we issue a Contract does not allow us to deduct a cost of insurance charge on or after the Contract Anniversary when the Insured reaches age 100, we will limit the death benefit on and after that anniversary to the Minimum Death Benefit. The tax consequences associated with continuing a Contract after the Insured reaches age 100 are unclear.

     Insurance Amount. The initial Insurance Amount depends on the amount of your initial purchase payment and the age and sex of the proposed Insured. It remains level unless you make additional purchase payments or withdrawals. Additional payments may increase the Insurance Amount. See "Insurance Amount Increases" below. Withdrawals reduce the Insurance Amount in the same proportion as the Account Value is reduced.

     Minimum Death Benefit. To ensure that the Contract continues to qualify as life insurance under the Code, each Business Day we will calculate a Minimum Death Benefit. The Minimum Death Benefit equals (a) times (b), where:

     (a) is the Account Value plus any positive Market Value Adjustment on the date of calculation; and

     (b)  is the Minimum Death Benefit Percentage from the table below.



                  Table of Minimun Death Benefit Percentages

Attained                      Attained                     Attained
  Age         Percentages       Age        Percentages       Age        Percentages
- --------    -----------     --------     -----------     --------     -----------

0-40            250%           54            157%            68           117%
  41            243%           55            150%            69           116%
  42            236%           56            146%            70           115%
  43            229%           57            142%            71           113%
  44            222%           58            138%            72           111%
  45            215%           59            134%            73           109%
  46            209%           60            130%            74           107%
  47            203%           61            128%         75-90           105%
  48            197%           62            126%            91           104%
  49            191%           63            124%            92           103%
  50            185%           64            122%            93           102%
  51            178%           65            120%         94-99           101%
  52            171%           66            119%           100+          100%
  53            164%           67            118%

     Since positive investment performance increases your Account Value, it may increase your death benefit to the extent that the Minimum Death Benefit is greater than the Insurance Amount. Conversely, since negative investment performance decreases your Account Value, it may decrease your death benefit, but never below the Insurance Amount.

     Proof of Death. We will pay the Death Proceeds to your Beneficiary after we receive satisfactory proof of death at our Customer Service Center. We will accept one of the following items:

     1.   An original certified copy of an official death certificate, or

     2. An original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or

     3.   Any other proof satisfactory to us.

     Insurance Amount Increases. If you make additional purchase payments, we may have to increase your Insurance Amount so that your Contract continues to qualify as life insurance under the Code. We reserve the right to require satisfactory evidence of insurability as to any increase in the Insurance Amount. In addition, we reserve the right to require that the Insured's risk class be identical to that on the Contract Date. Other than in connection with making additional purchase payments, we do not currently permit you to request an increase in your Insurance Amount.

9.   What Supplemental Benefits Are Available Under My Contract?


     The following supplemental benefits are available under the Contracts by rider. We include these riders automatically in your Contract at no additional cost. The riders have certain conditions and use special terms and may not be available in all states.

     Accelerated Death Benefit Rider. The Accelerated Death Benefit Rider provides you with access to a portion of the death benefit during the Insured's lifetime, if the Insured is diagnosed as having a terminal illness. You can request to receive up to 50% of the Insurance Amount up to a maximum of $500,000.

     You must provide us with proof that the Insured has a terminal illness. You may receive an accelerated benefit amount only once. The accelerated benefit amount will first be used to repay any outstanding Debt. We will pay any amount in excess of the outstanding Debt to you in a lump sum. Other conditions apply.

     The tax treatment of amounts received under the Accelerated Death Benefit is uncertain. You should consult a tax adviser before requesting accelerated death benefits.

     Accidental Death Benefit Rider. The Accidental Death Benefit Rider provides an additional death benefit called the accidental death benefit. This additional benefit will equal the purchase payments made minus any withdrawals (including any associated surrender charge or Market Value Adjustment incurred), determined as of the date of the Insured's death (or the next Business Day if the Insured dies on other than a Business Day), up to a maximum of $250,000.

     To qualify for this benefit, the Insured's death must occur: (i) before the first Contract Anniversary after the Insured attains age 80; and (ii) as a direct result of accidental bodily injury, independent of all other causes.

     Further, all the terms and conditions described in the Contract must be satisfied, including the requirement that we receive satisfactory proof of accidental death at our Customer Service Center within 30 days after an accidental death or as soon thereafter as reasonably possible. We will pay the accidental death benefit to the Beneficiary or the person entitled to receive the death benefit under the Contract, after receipt of satisfactory proof of accidental death.

     We terminate the accidental death benefit provision:

     .    when we pay the benefit;

     . when you surrender the Contract or apply the entire Surrender Value to a Settlement Option;

     . when we distribute the interest in the Contract due to the death of an Insured; or

     .    when you request termination of the benefit.

     Waiver of Surrender Charge Rider. The Waiver of Surrender Charge Rider provides that we will not deduct a surrender charge if, when you submit your request for a withdrawal or a surrender, you also submit due proof that you have been confined continuously to a "Qualifying Hospital or Nursing Care Facility" for at least 45 days in a 60 day period. We define "Qualifying Hospital or Nursing Care Facility" in your Contract.

     No Lapse Endorsement. We will include this endorsement to your Contract at no additional cost. It provides that, if there is no Debt outstanding, we will not terminate your Contract when your Surrender Value is insufficient to cover the Monthly Deduction Amount. However, this endorsement will not apply to any Contract which has been reinstated under the Reinstatement provisions. In certain states, the endorsement may not be available or may be limited.

10.  What Are My Settlement Options?

     You may elect to have the Surrender Value or Death Proceeds paid in a single sum or under one of our fixed Settlement Options if the amount is at least $5,000. You select a Settlement Option from the list below.

     On the date the Settlement Option becomes effective, the Surrender Value under the Contract will be used to provide income payments.

     You may elect one of the Settlement Options shown below (or any other option acceptable to us). For ease of describing these Settlement Options, we assume that you apply the Surrender Value and receive the income payments from one of the options below. Of course, you may always designate someone other than yourself to receive the income payments, and your designated Beneficiary will receive the income payments from any Death Proceeds.

     Option 1--Payments for Life: You will receive payments for your life.

     Option 2--Life Annuity with 10 or 20 Years Certain: You will receive payments for your life. However, if you die before the end of the guaranteed certain period you select (10 or 20 years), your Beneficiary will receive the payments for the remainder of that period.

     Option 3--Joint and Last Survivor Life Annuity: We will make payments as long as either you or a second person you select (such as your spouse) is alive.

     Option 4--Payments for a Specified Period Certain: You will receive payments for the number of years you select, which may be from 5-30 years. However, if you die before the end of that period, your Beneficiary will receive the payments for the remainder of the guaranteed certain period.

     If you told us that you want a life annuity, it is possible that you could only receive one payment.

     Your income payments will be made monthly, unless you or the Beneficiary, as the case may be, choose quarterly, semi-annual or annual payments by giving us Satisfactory Notice. Each payment must be at least $100. If any payment would be less than $100, we may change the payment frequency to the next longer interval, but in no event less frequent than annual.

     We will base your first income payment, on the amount of proceeds applied under the Settlement Option you or the Beneficiary, as the case may be, have selected and on the applicable "purchase rates." If applicable, these rates will vary based on: (i) the age and sex of the person that will receive the income payments (the "Payee"); (ii) the age and sex of a second designated person; and
(iii) the specified period certain. The purchase rate we apply will never be lower than the rate shown in your Contract.

     These are fixed income payments, which means we guarantee the amount of each income payment and it remains level throughout the period you selected.

11.  What Other Information Should I Know?

Sage Life Assurance of America, Inc.

     We are a Delaware stock life insurance company that is wholly owned by Sage Life Holdings of America, Inc., also a Delaware corporation. Sage Life Holdings is, in turn, owned by Sage Insurance Group Inc., also a Delaware corporation (90.1%) and Life Reassurance Corporation of America (9.9%). Our Executive Office is located at 300 Atlantic Street, Stamford, CT 06901. We were incorporated in 1981 and have been engaged in the life insurance business since that year. We are subject to regulation by the Insurance Department of the State of Delaware as well as by the insurance departments of all other states and jurisdictions in which we do business. We sell insurance in 49 states and the District of Columbia. We submit annual statements on our operations and finance to insurance officials in such states and jurisdictions where required. The Contracts described in this Prospectus have been filed with and/or approved by insurance officials in jurisdictions where they are sold.

Separate Accounts

     The Sage Variable Life Account A. We established the Variable Account as a separate investment account under Delaware law on December 3, 1997. The Variable Account may invest in mutual funds, unit investment trusts, and other investment portfolios. We own the assets in the Variable Account and are obligated to pay all benefits under the Contracts. We use the Variable Account to support the Contracts as well as for other purposes permitted by law. We registered the Variable Account with the SEC as a unit investment trust under the 1940 Act and it qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Sage Life.

     We divided the Variable Account into Variable Sub-Accounts, each of which currently invests in shares of a specific Fund. Variable Sub-Accounts buy and redeem Fund shares at net asset value without any sales charge (excluding any applicable 12b-1 fees). We reinvest any dividends from net investment income and distributions from realized gains from security transactions of a Fund at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of the Variable Account are credited to or charged against the Variable Account without regard to any other income, gains or losses of Sage Life. Assets equal to the reserves and other Contract liabilities with respect to the Variable Account are not chargeable with liabilities arising out of any other business or account of Sage Life. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our General Account.

     Voting of Fund Shares. We are the legal owner of shares held by the Variable Sub-Accounts and as such, have the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, we will vote shares held in the Variable Sub-Accounts at regular and special meetings of shareholders of the Funds according to instructions received from Owners with Account Value in the Variable Sub-Accounts. To obtain your voting instructions before a Fund shareholder meeting, we will send you voting instruction materials, a voting instruction form, and any other related material. We will vote shares held by a Variable Sub-Account for which we received no timely instructions in the same proportion as those shares for which we received voting instructions. Should the applicable federal securities laws, regulations, or interpretations thereof change so as to permit us to vote shares of the Funds in our own right, we may elect to do so.

     The Sage Fixed Interest Account A. The Fixed Account is a separate investment account under state insurance law. We maintain it separate from our General Account and separate from any other separate account that we may have. We own the assets in the Fixed Account, and also offer the Fixed Account with our variable annuity contracts. Assets equal to the reserves and other liabilities of the Fixed Account will not be charged with liabilities that arise from any other business that we conduct. Thus, the Fixed Account represents pools of assets that provide an additional measure of assurance that Owners will receive full payment of benefits under the Contracts. We may transfer to our General Account assets that exceed the reserves and other liabilities of the Fixed Account. However, our obligations under (and values and benefits under) the Fixed Account do not vary as a function of the investment performance of the Fixed Account. Owners and Beneficiaries with rights under the Contracts do not participate in the investment gains or losses of the assets of the Fixed Account. These gains or losses accrue solely to us. We retain the risk that the value of the assets in the Fixed Account may fall below the reserves and other liabilities that we must maintain in connection with our obligations under the Fixed Account. In such an event, we will transfer assets from our General Account to the Fixed Account to make up the difference. We are not required to register the Fixed Account as an investment company under the 1940 Act.

Modification

     When permitted by applicable law, we may modify the Contracts as follows:

     .    deregister the Variable Account under the 1940 Act;

     . operate the Variable Account as a management company under the 1940 Act if it is operating as a unit investment trust;

     . operate the Variable Account as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

     . restrict or eliminate any voting rights of Owners, or other persons who have voting rights as to the Variable Account;

     .    combine the Variable Account with other separate accounts; and

     .    combine a Variable Sub-Account with another Variable Sub-Account.

     We also reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions of shares of a Fund that are held by the Variable Account (shares of the new Fund and may have higher fees and charges than the Fund it replaced and not all Funds may be available to all Classes of Contracts) and to establish additional Variable Sub-Accounts or eliminate Variable Sub-Accounts, if marketing, tax, or investment conditions so warrant. Subject to any required regulatory approvals, we reserve the right to transfer assets of a Variable Sub-Account that we determine to be associated with the class of Contracts to which the Contract belongs, to another separate account or to another separate account sub-account.

     If the actions we take result in a material change in the underlying investments of a Variable Sub-Account in which you are invested, we will notify you of the change. You may then make a new choice of Variable Sub- Accounts.

Distribution of the Contracts

     Sage Distributors, Inc. ("Sage Distributors"), acts as the distributor (principal underwriter) of the Contracts. Sage Distributors is a Delaware corporation registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). Sage Distributors is a wholly owned subsidiary of Sage Insurance Group Inc. We compensate Sage Distributors for acting as principal underwriter under a distribution agreement. We offer the Contracts on a continuous basis, and do not anticipate discontinuing their sale. The Contracts may not be available in all states.

     The Contracts are sold by broker-dealers through their registered representatives who are also appointed and licensed as insurance agents of Sage Life. These broker-dealers receive commissions for selling Contracts calculated as a percentage of purchase payments (up to a maximum of 8.5%). Broker-dealers who meet certain productivity and profitability standards may be eligible for additional compensation.

Experts

     The consolidated financial statements of Sage Life Assurance of America, Inc. at December 31, 2001 and 2000, and for each of the three years in the period ended December 31, 2001, and the financial statements of The Sage Variable Life Account A at December 31, 2001, appearing in this Prospectus have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

     Actuarial  matters included in the prospectus have been examined by Timothy
S. Paris, FSA, MAAA, Vice President, Product Actuary of the Company, whose opinion is filed as an exhibit to the registration statement.

Legal Proceedings

     Sage Life and its subsidiary, as of the date of this prospectus, are not involved in any lawsuits.

Reports to Contract Owners

     We maintain records and accounts of all transactions involving the Contracts, the Variable Account, the Fixed Account and the Loan Account at our Customer Service Center. Each year, or more often if required by law, we will send you a report showing information about your Contract for the period covered by the report. We will also send you an annual and a semi-annual report for each Fund underlying a Variable Sub-Account in which you are invested as required by the 1940 Act. In addition, when you make purchase payments, or if you make transfers or withdrawals, we will send you a confirmation of these transactions.

Assignment

     You may assign your Contract at any time during the Insured's lifetime. No assignment will be binding on us unless we receive Satisfactory Notice. We will not be liable for any payments made or actions we take before we accept the assignment. An absolute assignment will revoke the interest of any revocable Beneficiary. We are not responsible for the validity of any assignment. An assignment may be a taxable event.

The Owner

     You are the Owner of the Contract. You are also the Insured unless you named another Insured in the application. You have the rights and options described in the Contract while the Insured is living and the Contract is in force. One or more people may own the Contract.

The Beneficiary

     We pay the Death Proceeds to the primary Beneficiary. If the primary Beneficiary dies before the Insured, we pay the Death Proceeds to the Contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the Death Proceeds to the Owner's estate.

     You may name one or more persons as primary Beneficiary or Contingent Beneficiary. We will assume any Death Proceeds are to be paid in equal shares to the multiple surviving Beneficiaries, unless you tell us otherwise.

     You have the right to change Beneficiaries. However, if you designate the primary Beneficiary as irrevocable, you may need the consent of that Beneficiary to exercise the rights and options under your Contract.

Change of Owner or Beneficiary

     During your lifetime and while your Contract is in force you can transfer ownership of your Contract or change the Beneficiary. To make any of these changes, you must send us Satisfactory Notice. If accepted, any change in Owner or Beneficiary will take effect on the date you signed the notice. Any of these changes will not affect any payment made or action we took before our acceptance. A change of Owner may be a taxable event.

Misstatement And Proof of Age, Sex, or Survival

     We may require proof of age, sex, or survival of any person on whose age, sex, or survival any payments depend. If the age or sex of the Insured has been misstated, the benefits will be those that the initial purchase payment and any additional purchase payments would have provided for the correct age and sex.

Incontestability

     We will not contest the payment of the Death Proceeds based upon the initial purchase payment after the Contract has been in force during the Insured's lifetime for two years from the Issue Date.

     For any increase in Insurance Amount requiring evidence of insurability, we will not contest payment of the Death Proceeds based on such an increase after it has been in force during the Insured's lifetime for two year from its effective date.

Suicide

     If the Insured dies by suicide, while sane or insane, within two years from the Issue Date, we will not pay the Death Proceeds normally payable on the Insured's death. Instead, we will limit the death benefit to the Account Value as of the date we receive proof of death. We will otherwise calculate Death Proceeds in the usual manner.

     If the Insured dies by suicide, while sane or insane, within two years of any date we receive and accept an additional purchase payment, any amount of death benefit that would not be payable except for the fact the additional purchase payment was made will be limited to the amount of such payment.

Authority to Make Agreements

     One of our officers must sign all agreements we make. No other person, including an insurance agent or registered representative, can change the terms of your Contract or make changes to it without our consent.

Participation

     The Contract does not participate in the surplus or profits of Sage Life, and we do not pay dividends on the Contracts.

Safekeeping of Account Assets

     We hold the title to the assets of the Variable Account. We keep the assets physically segregated and hold them separate and apart from our General Account assets and from the assets in any other separate account.

     We maintain records of all purchases and redemptions of Fund shares held by each of the Variable Sub-Accounts.

Legal Matters

     All matters relating to Delaware law pertaining to the Contracts, including the validity of the Contracts and our authority to issue the Contracts, have been passed upon by James F. Bronsdon, our Vice President, Legal and Compliance.

     Blazzard, Grodd & Hasenauer, P.C., Westport, CT has provided advice on certain matters relating to the federal securities laws.



Financial Statements

     We included the audited consolidated financial statements for Sage Life Assurance of America, Inc. as of December 31, 2001, 2000 and 1999 and for each of the three years in the period ended December 31, 2001. You should consider these financial statements only as bearing on the ability of Sage Life Assurance of America, Inc. to meet its obligations under the Contracts. You should not consider them as bearing on the investment performance of the assets held in the Variable Account.

12. How Can I Make Inquiries?

     You may make inquiries about your Contract by contacting one of our authorized registered representatives, or by writing or calling us at our Customer Service Center. The address and phone number are shown on the cover of this prospectus.

                 HYPOTHETICAL ILLUSTRATIONS OF CONTRACT VALUES

     To show you how the Contract works, we have included some hypothetical illustrations for the following Insureds: a male issue age 45, a female issue age 55, and a male issue age 65. These illustrations show how Account Values, Surrender Values and death benefits under a Contract vary over time assuming the following circumstances:

     . An initial purchase payment of $10,000 allocated entirely to Variable Sub-Accounts and remaining there for the entire period;

     . The Insured is in good health, does not smoke, and qualifies under our simplified underwriting program;

     . There are no additional purchase payments, no withdrawals, no charges for supplemental benefits; and

     . The Funds earn gross (that is, before deductions for investment management fees and other operating expenses of the Funds) annual rates of return of 0%, 6%, and 12%.

     It is important to understand that the illustrations assume a level rate of return for all years. The values under a Contract would be different from those shown if the hypothetical returns averaged 0%, 6%, or 12% but fluctuated over and under those averages throughout the years shown.

     The illustrations also reflect an average daily charge equal to an annual charge of 0.95%% of the average daily net assets of the Funds for investment management fees and other operating expenses. We calculated these fees based on an average of the expense ratios of each of the Funds for the last year of operations. Taking into account this average charge, the net annual rates of return for the Variable Sub-Accounts are -0.95%, 5.05% and 11.05%, respectively. The average daily charge for the Fund expenses, reflects voluntary expense agreements between certain of the Funds and their investment managers. These expense agreements could terminate at any time. See "What Are The Expenses Under A Contract?" If these agreements terminate, the values shown on the following pages would be less.

     The illustrations also reflect the Monthly Deduction Amount and other applicable charges for the hypothetical Insured. These include the Asset-Based Charges and the cost of insurance charges that we deduct on each Monthly Processing Date, and any annual administration charge that we deduct on a Contract Anniversary. Our current charges and the higher guaranteed charges we have the contractual right to charge are reflected in separate illustrations on each of the following pages. All the illustrations reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Account.

     Certain illustrations show that at the end of some Contract Years there is no value in the Account Value and Surrender Value columns, yet there is a dollar value in the Death Benefit column. This is due to the effect of the No Lapse Endorsement continuing the Contract in force even though there is no Account Value from which to pay the Monthly Deduction Amount. In some states, however, the No Lapse Endorsement is limited in duration. In those states, it will not be available to continue a Contract in force and provide a death benefit after a specified number of years. The No Lapse Endorsement is described in Section 9 "What Supplemental Benefits Are Available Under My Contract? - No Lapse Endorsement."

     Each illustration also has a column labeled "Payments Accumulated at 5% Interest Per Year." This column shows the amount that would accumulate if the initial purchase payment was invested to earn interest, after taxes, of 5% per year, compounded annually.

     Upon request, we will furnish you a personalized illustration based upon the proposed Insured's individual circumstances. Such illustrations will reflect the current cost of insurance charges and the guaranteed maximum cost of insurance charges and may assume different hypothetical rates of return than those shown in the following illustrations.

     The investment rates of return we have chosen to use in the illustrations are hypothetical only, and you should understand that they do not represent actual past or future rates of return. The actual rates of return under a Contract may be more or less than the hypothetical rates of return in the illustrations.


Male              NonSmoker
Issue Age         45
                                    Current Charges                     Current Charges                   Current Charges
                                  0% Gross, -.95% Net                  6% Gross, 5.05% Net              12% Gross, 11.05% Net
End of    Payments       Account   Surrender    Death       Account   Surrender    Death         Account     Surrender    Death
Contract Accumulated at   Value     Value      Benefit       Value     Value       Benefit        Value       Value       Benefit
                          -----     -----      -------       -----     -----       -------        -----       -----       -------
Year        5%

   1        9,676       8,736       34,078      10,256        9,316      34,078      10,837         9,897       34,078       10,500
   2        9,323       8,383       34,078      10,478        9,538      34,078      11,700        10,760       34,078       11,025
   3        8,982       8,142       34,078      10,705        9,865      34,078      12,636        11,796       34,078       11,576
   4        8,652       7,912       34,078      10,939       10,199      34,078      13,650        12,910       34,078       12,155
   5        8,333       7,693       34,078      11,178       10,538      34,078      14,749        14,109       34,078       12,763
   6        8,024       7,484       34,078      11,423       10,883      34,078      15,940        15,400       34,078       13,401
   7        7,725       7,385       34,078      11,675       11,335      34,078      17,230        16,890       34,078       14,071
   8        7,436       7,436       34,078      11,933       11,933      34,078      18,629        18,629       34,078       14,775
   9        7,195       7,195       34,078      12,239       12,239      34,078      20,187        20,187       34,078       15,513
  10        6,961       6,961       34,078      12,553       12,553      34,078      21,877        21,877       34,346       16,289
  11        6,769       6,769       34,078      12,939       12,939      34,078      23,826        23,826       35,739       17,103
  12        6,583       6,583       34,078      13,337       13,337      34,078      25,950        25,950       37,886       17,959
  13        6,401       6,401       34,078      13,747       13,747      34,078      28,262        28,262       40,132       18,856
  14        6,225       6,225       34,078      14,170       14,170      34,078      30,783        30,783       42,481       19,799
  15        6,053       6,053       34,078      14,606       14,606      34,078      33,534        33,534       44,935       20,789
  16        5,886       5,886       34,078      15,056       15,056      34,078      36,538        36,538       47,499       21,829
  17        5,724       5,724       34,078      15,519       15,519      34,078      39,806        39,806       50,952       22,920
  18        5,566       5,566       34,078      15,997       15,997      34,078      43,363        43,363       54,638       24,066
  19        5,412       5,412       34,078      16,489       16,489      34,078      47,235        47,235       58,571       25,270
  20        5,263       5,263       34,078      16,996       16,996      34,078      51,449        51,449       62,768       26,533
  25        4,576       4,576       34,078      19,777       19,777      34,078      78,850        78,850       91,466       33,864
  30        3,979       3,979       34,078      23,013       23,013      34,078     121,010       121,010      129,480       43,219
  35        3,460       3,460       34,078      26,778       26,778      34,078     186,652       186,652      195,984       55,160


     We emphasize that the assumed gross annual investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual investment rates of return. Actual gross annual rates of return may be more or less than those shown and will depend on a number of factors, including investment allocations made to the Sub-Accounts. The death benefit, Account Values and Surrender Values for a Contract would be different from those shown if the actual gross annual rates of return averaged 0%, 6% and 12% over a period of years, but varied shown above or below that average during the period. They would also be different if you take a loan or withdrawal during the period of time illustrated. No representation can be made that those assumed gross annual rates of return can be achieved for any one year or sustained over any period of time.




Male           NonSmoker
Issue Age      45
                                   Guaranteed Maximum Charges         Guaranteed Maximum Charges        Guaranteed Maximum Charges
                                       0% Gross, -.95% Net                6% Gross, 5.05% Net              12% Gross, 11.05% Net
   End of      Payments        Account     Surrender   Death      Account     Surrender    Death    Account    Surrender     Death
  Contract  Accumulated at      Value        Value    Benefit      Value        Value     Benefit    Value       Value      Benefit
                                -----        -----    -------      -----        -----     -------    -----       -----      -------
    Year          5%

       1          9,616         8,676       34,078     10,197      9,257       34,078      10,778    9,838       34,078      10,500
       2          9,191         8,251       34,078     10,350      9,410       34,078      11,577   10,637       34,078      11,025
       3          8,766         7,926       34,078     10,499      9,659       34,078      12,443   11,603       34,078      11,576
       4          8,338         7,598       34,078     10,642      9,902       34,078      13,381   12,641       34,078      12,155
       5          7,907         7,267       34,078     10,779     10,139       34,078      14,400   13,760       34,078      12,763
       6          7,471         6,931       34,078     10,909     10,369       34,078      15,505   14,965       34,078      13,401
       7          7,027         6,687       34,078     11,028     10,688       34,078      16,706   16,366       34,078      14,071
       8          6,573         6,573       34,078     11,136     11,136       34,078      18,013   18,013       34,078      14,775
       9          6,144         6,144       34,078     11,270     11,270       34,078      19,479   19,479       34,078      15,513
      10          5,698         5,698       34,078     11,390     11,390       34,078      21,079   21,079       34,078      16,289
      11          5,260         5,260       34,078     11,551     11,551       34,078      22,943   22,943       34,414      17,103
      12          4,798         4,798       34,078     11,696     11,696       34,078      24,985   24,985       36,478      17,959
      13          4,308         4,308       34,078     11,823     11,823       34,078      27,211   27,211       38,640      18,856
      14          3,789         3,789       34,078     11,930     11,930       34,078      29,639   29,639       40,901      19,799
      15          3,235         3,235       34,078     12,014     12,014       34,078      32,287   32,287       43,265      20,789
      16          2,643         2,643       34,078     12,071     12,071       34,078      35,179   35,179       45,733      21,829
      17          2,003         2,003       34,078     12,096     12,096       34,078      38,326   38,326       49,058      22,920
      18          1,308         1,308       34,078     12,080     12,080       34,078      41,751   41,751       52,606      24,066
      19            548           548       34,078     12,019     12,019       34,078      45,478   45,478       56,393      25,270
      20                                    34,078     11,903     11,903       34,078      49,536   49,536       60,434      26,533
      25                                    34,078     10,180     10,180       34,078      75,800   75,800       87,928      33,864
      30                                    34,078      4,753      4,753       34,078     116,155  116,155      124,286      43,219
      35                                    34,078                             34,078     179,163  179,163      188,121      55,160


     We emphasize that the assumed gross annual investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual investment rates of return. Actual gross annual rates of return may be more or less than those shown and will depend on a number of factors, including investment allocations made to the Sub-Accounts. The death benefit, Account Values and Surrender Values for a Contract would be different from those shown if the actual gross annual rates of return averaged 0%, 6% and 12% over a period of years, but varied shown above or below that average during the period. They would also be different if you take a loan or withdrawal during the period of time illustrated. No representation can be made that those assumed gross annual rates of return can be achieved for any one year or sustained over any period of time.




Female          NonSmoker
Issue Age       55
                                        Current Charges                      Current Charges                     Current Charges
                                      0% Gross, -.95% Net                  6% Gross, 5.05% Net                12% Gross, 11.05% Net
 End of       Payments      Account     Surrender   Death       Account    Surrender    Death       Account    Surrender     Death
Contract   Accumulated at    Value        Value    Benefit       Value       Value     Benefit       Value       Value      Benefit
                             -----        -----    -------       -----       -----     -------       -----       -----      -------
  Year           5%

     1           9,676       8,736       29,068      10,256      9,316      29,068     10,837        9,897       29,068      10,500
     2           9,323       8,383       29,068      10,478      9,538      29,068     11,700       10,760       29,068      11,025
     3           8,982       8,142       29,068      10,705      9,865      29,068     12,636       11,796       29,068      11,576
     4           8,652       7,912       29,068      10,939     10,199      29,068     13,650       12,910       29,068      12,155
     5           8,333       7,693       29,068      11,178     10,538      29,068     14,749       14,109       29,068      12,763
     6           8,024       7,484       29,068      11,423     10,883      29,068     15,940       15,400       29,068      13,401
     7           7,725       7,385       29,068      11,675     11,335      29,068     17,230       16,890       29,068      14,071
     8           7,436       7,436       29,068      11,933     11,933      29,068     18,629       18,629       29,068      14,775
     9           7,195       7,195       29,068      12,239     12,239      29,068     20,187       20,187       29,068      15,513
    10           6,961       6,961       29,068      12,553     12,553      29,068     21,881       21,881       29,068      16,289
    11           6,769       6,769       29,068      12,939     12,939      29,068     23,860       23,860       29,068      17,103
    12           6,583       6,583       29,068      13,337     13,337      29,068     26,044       26,044       30,992      17,959
    13           6,401       6,401       29,068      13,747     13,747      29,068     28,428       28,428       33,545      18,856
    14           6,225       6,225       29,068      14,170     14,170      29,068     31,027       31,027       36,302      19,799
    15           6,053       6,053       29,068      14,606     14,606      29,068     33,863       33,863       39,281      20,789
    16           5,886       5,886       29,068      15,056     15,056      29,068     36,954       36,954       42,497      21,829
    17           5,724       5,724       29,068      15,519     15,519      29,068     40,333       40,333       45,577      22,920
    18           5,566       5,566       29,068      15,997     15,997      29,068     44,030       44,030       48,873      24,066
    19           5,412       5,412       29,068      16,489     16,489      29,068     48,078       48,078       52,405      25,270
    20           5,263       5,263       29,068      16,996     16,996      29,068     52,516       52,516       56,193      26,533
    25           4,576       4,576       29,068      19,777     19,777      29,068     81,644       81,644       85,726      33,864
    30           3,979       3,979       29,068      23,013     23,013      29,068    125,700      125,700      131,985      43,219
    35           3,460       3,460       29,068      26,778     26,778      29,068    192,624      192,624      202,255      55,160

     We emphasize that the assumed gross annual investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual investment rates of return. Actual gross annual rates of return may be more or less than those shown and will depend on a number of factors, including investment allocations made to the Sub-Accounts. The death benefit, Account Values and Surrender Values for a Contract would be different from those shown if the actual gross annual rates of return averaged 0%, 6% and 12% over a period of years, but varied shown above or below that average during the period. They would also be different if you take a loan or withdrawal during the period of time illustrated. No representation can be made that those assumed gross annual rates of return can be achieved for any one year or sustained over any period of time.




Female        NonSmoker
Issue Age      55
                                   Guaranteed Maximum Charges          Guaranteed Maximum Charges        Guaranteed Maximum Charges
                                       0% Gross, -.95% Net                 6% Gross, 5.05% Net               12% Gross, 11.05% Net
 End of      Payments        Account     Surrender   Death      Account    Surrender     Death        Account   Surrender     Death
Contract  Accumulated at      Value        Value    Benefit      Value       Value      Benefit       Value      Value       Benefit
                              -----        -----    -------      -----       -----      -------        -----      -----      -------
  Year          5%

     1          9,589         8,649       29,068     10,170      9,230      29,068      10,752         9,812      29,068      10,500
     2          9,138         8,198       29,068     10,297      9,357      29,068      11,524        10,584      29,068      11,025
     3          8,687         7,847       29,068     10,420      9,580      29,068      12,364        11,524      29,068      11,576
     4          8,235         7,495       29,068     10,538      9,798      29,068      13,279        12,539      29,068      12,155
     5          7,781         7,141       29,068     10,653     10,013      29,068      14,277        13,637      29,068      12,763
     6          7,322         6,782       29,068     10,760     10,220      29,068      15,365        14,825      29,068      13,401
     7          6,855         6,515       29,068     10,858     10,518      29,068      16,553        16,213      29,068      14,071
     8          6,374         6,374       29,068     10,942     10,942      29,068      17,848        17,848      29,068      14,775
     9          5,914         5,914       29,068     11,050     11,050      29,068      19,306        19,306      29,068      15,513
    10          5,430         5,430       29,068     11,139     11,139      29,068      20,904        20,904      29,068      16,289
    11          4,946         4,946       29,068     11,264     11,264      29,068      22,773        22,773      29,068      17,103
    12          4,431         4,431       29,068     11,370     11,370      29,068      24,843        24,843      29,563      17,959
    13          3,882         3,882       29,068     11,454     11,454      29,068      27,117        27,117      31,998      18,856
    14          3,298         3,298       29,068     11,517     11,517      29,068      29,597        29,597      34,628      19,799
    15          2,672         2,672       29,068     11,553     11,553      29,068      32,301        32,301      37,470      20,789
    16          1,995         1,995       29,068     11,555     11,555      29,068      35,250        35,250      40,538      21,829
    17          1,250         1,250       29,068     11,514     11,514      29,068      38,474        38,474      43,475      22,920
    18            417           417       29,068     11,415     11,415      29,068      42,000        42,000      46,620      24,066
    19                                    29,068     11,243     11,243      29,068      45,861        45,861      49,989      25,270
    20                                    29,068     10,981     10,981      29,068      50,095        50,095      53,602      26,533
    25                                    29,068      7,563      7,563      29,068      77,880        77,880      81,774      33,864
    30                                    29,068                            29,068     119,872       119,872     125,865      43,219
    35                                    29,068                            29,068     181,277       181,277     190,341      55,160


     We emphasize that the assumed gross annual investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual investment rates of return. Actual gross annual rates of return may be more or less than those shown and will depend on a number of factors, including investment allocations made to the Sub-Accounts. The death benefit, Account Values and Surrender Values for a Contract would be different from those shown if the actual gross annual rates of return averaged 0%, 6% and 12% over a period of years, but varied shown above or below that average during the period. They would also be different if you take a loan or withdrawal during the period of time illustrated. No representation can be made that those assumed gross annual rates of return can be achieved for any one year or sustained over any period of time.





Male           NonSmoker
Issue Age      65
                                        Current Charges                     Current Charges                   Current Charges
                                      0% Gross, -.95% Net                 6% Gross, 5.05% Net              12% Gross, 11.05% Net
 End of      Payments       Account     Surrender   Death      Account    Surrender    Death     Account    Surrender     Death
Contract  Accumulated at     Value        Value    Benefit      Value       Value     Benefit     Value       Value      Benefit
                             -----        -----    -------      -----       -----     -------     -----       -----      -------
  Year          5%

     1          9,676         8,736      18,552     10,256     9,316       18,552     10,837      9,897      18,552      10,500
     2          9,323         8,383      18,552     10,478     9,538       18,552     11,700     10,760      18,552      11,025
     3          8,982         8,142      18,552     10,705     9,865       18,552     12,636     11,796      18,552      11,576
     4          8,652         7,912      18,552     10,939    10,199       18,552     13,650     12,910      18,552      12,155
     5          8,333         7,693      18,552     11,178    10,538       18,552     14,749     14,109      18,552      12,763
     6          8,024         7,484      18,552     11,423    10,883       18,552     15,940     15,400      18,552      13,401
     7          7,725         7,385      18,552     11,675    11,335       18,552     17,230     16,890      19,470      14,071
     8          7,436         7,436      18,552     11,933    11,933       18,552     18,629     18,629      20,678      14,775
     9          7,195         7,195      18,552     12,239    12,239       18,552     20,195     20,195      22,013      15,513
    10          6,961         6,961      18,552     12,553    12,553       18,552     21,909     21,909      23,443      16,289
    11          6,769         6,769      18,552     12,939    12,939       18,552     23,910     23,910      25,106      17,103
    12          6,583         6,583      18,552     13,337    13,337       18,552     26,085     26,085      27,389      17,959
    13          6,401         6,401      18,552     13,747    13,747       18,552     28,447     28,447      29,870      18,856
    14          6,225         6,225      18,552     14,170    14,170       18,552     31,012     31,012      32,562      19,799
    15          6,053         6,053      18,552     14,606    14,606       18,552     33,794     33,794      35,484      20,789
    16          5,886         5,886      18,552     15,056    15,056       18,552     36,809     36,809      38,649      21,829
    17          5,724         5,724      18,552     15,519    15,519       18,552     40,089     40,089      42,094      22,920
    18          5,566         5,566      18,552     15,997    15,997       18,552     43,662     43,662      45,845      24,066
    19          5,412         5,412      18,552     16,489    16,489       18,552     47,553     47,553      49,931      25,270
    20          5,263         5,263      18,552     16,996    16,996       18,552     51,791     51,791      54,380      26,533
    25          4,576         4,576      18,552     19,777    19,777       20,766     79,365     79,365      83,333      33,864
    30          3,979         3,979      18,552     23,056    23,056       23,286    121,844    121,844     123,062      43,219
    35          3,460         3,460      18,552     26,865    26,865       27,134    186,976    186,976     188,846      55,160

     We emphasize that the assumed gross annual investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual investment rates of return. Actual gross annual rates of return may be more or less than those shown and will depend on a number of factors, including investment allocations made to the Sub-Accounts. The death benefit, Account Values and Surrender Values for a Contract would be different from those shown if the actual gross annual rates of return averaged 0%, 6% and 12% over a period of years, but varied shown above or below that average during the period. They would also be different if you take a loan or withdrawal during the period of time illustrated. No representation can be made that those assumed gross annual rates of return can be achieved for any one year or sustained over any period of time.




Male           NonSmoker
Issue Age      65
                                   Guaranteed Maximum Charges         Guaranteed Maximum Charges          Guaranteed Maximum Charges
                                       0% Gross, -.95% Net                6% Gross, 5.05% Net                12% Gross, 11.05% Net
 End of      Payments       Account     Surrender     Death    Account    Surrender    Death       Account    Surrender      Death
Contract  Accumulated at     Value        Value      Benefit    Value       Value     Benefit       Value       Value       Benefit
                             -----        -----      -------    -----       -----     -------       -----       -----       -------
  Year          5%

     1          9,495         8,555      18,552      10,079     9,139      18,552     10,663        9,723       18,552      10,500
     2          8,926         7,986      18,552      10,097     9,157      18,552     11,338       10,398       18,552      11,025
     3          8,329         7,489      18,552      10,092     9,252      18,552     12,077       11,237       18,552      11,576
     4          7,698         6,958      18,552      10,062     9,322      18,552     12,889       12,149       18,552      12,155
     5          7,026         6,386      18,552      10,000     9,360      18,552     13,786       13,146       18,552      12,763
     6          6,301         5,761      18,552       9,901     9,361      18,552     14,785       14,245       18,552      13,401
     7          5,513         5,173      18,552       9,756     9,416      18,552     15,905       15,565       18,552      14,071
     8          4,643         4,643      18,552       9,553     9,553      18,552     17,170       17,170       19,059      14,775
     9          3,714         3,714      18,552       9,325     9,325      18,552     18,614       18,614       20,289      15,513
    10          2,662         2,662      18,552       9,016     9,016      18,552     20,194       20,194       21,607      16,289
    11          1,475         1,475      18,552       8,657     8,657      18,552     22,038       22,038       23,140      17,103
    12            106           106      18,552       8,185     8,185      18,552     24,043       24,043       25,245      17,959
    13                                   18,552       7,576     7,576      18,552     26,220       26,220       27,531      18,856
    14                                   18,552       6,799     6,799      18,552     28,584       28,584       30,013      19,799
    15                                   18,552       5,813     5,813      18,552     31,148       31,148       32,705      20,789
    16                                   18,552       4,556     4,556      18,552     33,927       33,927       35,623      21,829
    17                                   18,552       2,946     2,946      18,552     36,935       36,935       38,782      22,920
    18                                   18,552         862       862      18,552     40,187       40,187       42,196      24,066
    19                                   18,552                            18,552     43,696       43,696       45,881      25,270
    20                                   18,552                            18,552     47,479       47,479       49,853      26,533
    25                                   18,552                            18,552     71,060       71,060       74,613      33,864
    30                                   18,552                            18,552    107,210      107,210      108,282      43,219
    35                                   18,552                            18,552    162,712      162,712      164,339      55,160

     We emphasize that the assumed gross annual investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future gross annual investment rates of return. Actual gross annual rates of return may be more or less than those shown and will depend on a number of factors, including investment allocations made to the Sub-Accounts. The death benefit, Account Values and Surrender Values for a Contract would be different from those shown if the actual gross annual rates of return averaged 0%, 6% and 12% over a period of years, but varied shown above or below that average during the period. They would also be different if you take a loan or withdrawal during the period of time illustrated. No representation can be made that those assumed gross annual rates of return can be achieved for any one year or sustained over any period of time.



                                     PART II

                             ADDITIONAL INFORMATION


HISTORY AND BUSINESS

General

     Sage Life Assurance of America, Inc. ("Sage Life" or "the Company" or "We") is a stock life insurance company incorporated in Delaware in 1981 with its principal offices in Stamford, Connecticut. We have licenses to conduct an insurance business in 49 states and the District of Columbia. The Company is authorized to write variable annuity contracts in all jurisdictions in which it is licensed, and is authorized to write variable life insurance in all but three states. Although the Company is not licensed in New York, its wholly-owned subsidiary, Sage Life Assurance Company of New York ("Sage New York") has applied to the New York Insurance Department for an insurance license.

     We are a wholly-owned subsidiary of Sage Life Holdings of America, Inc. ("Sage Life Holdings"). Sage Insurance Group Inc. ("SIGI") owns 90.1% of the common stock of Sage Life Holdings. Swiss Re Life and Health America, Inc. ("Swiss Re", formerly Life Reassurance Corporation of America), owns the remaining 9.9% of the common stock of Sage Life Holdings. Before acquiring Sage Life Holdings' common stock, Swiss Re invested $12,500,000 in non-voting non-redeemable cumulative preferred stock of Sage Life Holdings. During 2000, Swiss Re exchanged a portion of the preferred stock it acquired for the common stock. Swiss Re's ultimate parent is Swiss Reinsurance Company, Switzerland, one of the world's largest life and health reinsurance groups.

     SIGI is a wholly-owned, indirect subsidiary of Sage Group Limited ("Sage Group"), a South African corporation quoted on the Johannesburg Stock Exchange. Sage Group is a holding company with a thirty-six year history of extensive operating experience in mutual funds, life assurance and investment management. Sage Group has directly and indirectly engaged in insurance marketing activities in the United States since 1977. In addition to its U.S. and South African activities, Sage Group also provides insurance products to non-U.S. citizens through its indirect subsidiary, Sage Life (Bermuda), Ltd.

     Effective December 31, 1996, SIGI purchased all of the outstanding stock of Sage Life, then named Fidelity Standard Life Insurance Company ("Fidelity Standard"), from Security First Life Insurance Company ("SFLIC"). Prior to the purchase and effective October 31, 1996, Fidelity Standard entered into a modified coinsurance arrangement to cede all of its separate account liabilities to its then parent, SFLIC. Assets equal to the total reserves and related liabilities were transferred to SFLIC. The remaining general account liabilities were ceded under a 100% coinsurance arrangement with SFLIC. In connection with the purchase of Fidelity Standard, the Company entered into a service agreement with SFLIC to provide all necessary administrative services for all ceded business. Effective September 30, 1998, all of the in-force business of the Company was novated to SFLIC.

Segment Information

     We operate in one business segment, the variable insurance product market. Products we currently offer include combination fixed and variable deferred annuities and combination fixed and variable life insurance products. We may introduce additional variable products in the future including combination fixed and variable immediate annuities.

Products and Distribution

     Our ongoing business strategy is to focus on the development, underwriting, and marketing of variable annuity and variable life insurance products (the "Contracts"). Our obligations under these Contracts are supported by (1) variable accounts -- determined by the value of investments held in separate accounts, and (2) fixed accounts -- backed by investments held in separate accounts. The assets in these separate accounts supporting the Contracts to which they relate are not chargeable with liabilities arising out of any other business we may conduct.

     Our initial marketing focus has been to distribute our products through banks and financial planning companies and regional broker-dealers. We anticipate that, over the long-term, our distribution channels will expand to include wirehouses.

Rating Agencies

     The Company's financial ratings are important in its ability to accumulate and retain assets. The Company is rated "A" (Excellent) by A.M. Best and "AA-" (Very Strong) by Fitch Ratings. Rating agencies periodically review the ratings they issue for any required changes. These ratings reflect the opinion of the rating agency as to the relative financial strength of the Company and its ability to meet its contractual obligations to its contract owners. Many financial institutions and broker-dealers focus on these ratings in determining whether to market an insurer's variable products. If any of our ratings were downgraded from their current levels, sales of our products and our relationships with distributors could be adversely affected.

Competition

     We are engaged in a business that is highly competitive due to the large number of stock and mutual life insurance companies as well as other entities marketing insurance products comparable to our products. There are approximately 1,500 stock, mutual and other types of insurers in the life insurance business in the United States, a substantial number of which are significantly larger than us. We are unique in that we are one of the few life insurers confining activities to the marketing of separate account variable insurance products.

Employees

     At December 31, 2001, we had 65 salaried employees. Many of these employees also perform duties for affiliated companies.


SELECTED FINANCIAL DATA

     The following table summarizes information with respect to our operations. The selected financial data should be read in conjunction with the financial statements and the notes thereto and Management's Discussion and Analysis of Financial Condition and Results of Operations. All amounts presented in the following table were derived from our financial statements for the periods indicated and certain amounts have been reclassified to conform to the 2001 presentation.

                                                  2001            2000           1999            1998            1997
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
        Statement of Operations Data:
        Revenues:
           Net investment income              $  2,108,497     $ 1,888,172    $ 1,290,196    $  1,243,522    $    989,494
           Realized capital gains                   14,088               -              -             -                 -
           Administrative service fees              39,260          49,940         37,671             -                 -
           Contract charges and fees               108,986           3,979            861             -                 -
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
               Total revenues                    2,270,831       1,942,091      1,328,728     1,243,522           989,494

        Benefits and expenses:
            Contract owner benefits              1,078,918         490,964              -             -                 -
            Acquisition expenses             (      50,182)              -              -             -                 -
            Goodwill amortization expense          217,378         234,468        234,468       548,818           325,406
            General   and    administrative      8,303,361       5,969,108      5,521,186     1,263,678         1,015,874
            expenses
                                             ---------------- -------------- -------------- --------------- ---------------

                                             ---------------- -------------- -------------- --------------- ---------------
               Total benefits and expenses       9,549,475       6,694,540      5,755,654     1,812,496         1,341,280
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------

        Loss   before   cumulative   effect     (7,278,644)     (4,752,449)    (4,426,926)     (568,974)         (351,786)
        adjustment

        Cumulative effect adjustment for
           change                                        -               -     (4,269,488)            -                 -
           in accounting for development
           costs
                                             ---------------- -------------- -------------- --------------- ---------------
                                             ---------------- -------------- -------------- --------------- ---------------
                Net loss                      $ (7,278,644)   $ (4,752,449)    $(8,696,414)   $ (568,974)     $   (351,786)
                                                (4,752,449)
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Written Premiums  (1)
               Gross
                                              $68,900,272     $  21,109,921    $ 79,942       $         -     $         -
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============
               Net
                                              $28,930,652     $   7,003,766    $ 75,742       $         -     $         -
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Balance Sheet Data:
        Total Assets                          $114,237,585    $ 54,726,227    $31,736,580     $36,542,531     $ 36,688,739

                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Total Liabilities                     $ 82,330,012    $   22,209,130  $   233,435    $     70,474      $  3,486,311
                                             ================ ============== ============== =============== ===============
                                             ================ ============== ============== =============== ===============

        Total Stockholder's Equity            $ 31,907,573    $ 32,517,097    $31,503,145    $36,472,057     $ 33,202,428
                                             ================ ============== ============== =============== ===============

(1) Under accounting principles generally accepted in the United States, premiums are not reported as revenue.


MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

     Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the accompanying financial statements and notes thereto and Selected Financial Data.

Results of Operations

     Contract owners pay us contract charges and fees, while the fund managers pay us administrative fees. These administrative fees, and most of the charges received from contract owners, are based on underlying variable and fixed account values. Therefore, these fees and charges vary with the amount of premiums we have received and investment performance of the funds. Annual contract charges we receive from contract owners are flat fees assessed on each contract's anniversary date. Accordingly, they vary according to the number of contracts in force during the course of the year.

     Net investment income includes interest earned on separate account assets allocated to options in the fixed account by contract owners. The increases in net investment income and contract owner benefits reflect the increase in total separate account assets supporting the options in the fixed account.

     Before June 30, 2000, we sold a limited number of contracts as we focused most of our efforts on obtaining ratings from rating agencies and developing the staff, systems and other elements necessary for us to begin our underwriting and marketing activities. Although premiums continue to show significant growth, they are still well below levels needed to generate significant charges based on variable and fixed account assets. Accordingly, net investment income continues to represent most of our revenues. We expect net investment income will continue to represent the majority of our revenues for the next several years as our sales and related variable and fixed account assets grow.

     The trend of increasing general and administrative expenses reflects our progress in implementing our business strategy and putting in place the necessary staff, systems and other elements needed to support our planned growth. The increase in general and administrative expenses is in large part due to an increase in the number of employees (including several senior positions), which was 65 at December 31, 2001 as compared to 38 at December 31, 2000, and 24 at December 31, 1999.

     We do not currently reflect the benefits of deferred federal income taxes in our results.


Liquidity and Capital Resources

     Since the beginning of 1997, our primary cash needs have been for the development of our insurance products and related infrastructure and the funding of our daily operations. Our cash needs have been met primarily through capital contributions from Sage Life Holdings, as well as through interest income on the invested assets of the general account.

     We expect that our cash needs will continue in order to support our underwriting and marketing activities. Our ultimate parent, Sage Group, a publicly traded South African financial services group, has stated that our operations are of key strategic importance to Sage Group's business plans and that they intend to take the actions necessary to meet our liquidity needs. Sage Group is currently prohibited under South African currency controls from utilizing funds raised in South Africa for our cash needs other than through capital issues in foreign currency. Sage Group's current ability to issue stock outside of South Africa has been hindered by a recent devaluation of the South African rand relative to the United States dollar and a decrease in their stock price reflective of a general decline of financial services stocks in South Africa. Sage Group is actively exploring a variety of alternatives for providing for our current and future cash needs, including by issuing new capital to strategic investors of Sage Life Holdings and/or its affiliates or through the issuance of new Sage Group capital in the international markets. Sage Group and its affiliates are currently engaging in discussions with potential strategic investors and providers of such capital. However, there can be no assurance that Sage Group will be successful in these efforts, as Sage Group has not yet finalized negotiations with any strategic investor.

     Our future marketing efforts and results of operations could be adversely affected if Sage Life Holdings and/or its affiliates are unable to raise additional funding for us. Based on our business expansion plans, Sage Life Holdings and/or its affiliates will require outside financing towards the end of the first quarter of 2003 to enable us to maintain the minimum $25,000,000 capital and surplus requirements stipulated in the terms of the Preferred Stock Agreement with Swiss Re. Under the Preferred Stock Purchase Agreement, as amended, we are required to maintain statutory-basis capital and surplus of at least $25,000,000. Should our statutory-basis capital and surplus fall below $25,000,000, and remain uncured for 60 days, the Preferred Stock Purchase Agreement provides that, subject to obtaining regulatory approval, each share of preferred stock shall be entitled to a number of votes sufficient to provide preferred shareholders 51% of the voting interest in Sage Life Holdings, our direct parent. Should this occur, there can be no assurance that our current business strategy will be maintained. In addition, we have made a commitment to the Michigan Insurance Department to maintain statutory capital and surplus of at least $25,000,000.

     With regard to contract owners, our obligation under their contracts are supported by (1) variable accounts - determined by the value of investments held in separate accounts, and (2) fixed accounts - backed by investments held in separate accounts. The assets in these separate accounts, supporting the contracts to which they relate, are not chargeable with any of our other liabilities.

Reinsurance

     In 2000, we entered into a modified coinsurance agreement (the "Modco Agreement") with Swiss Re. Under the Modco Agreement we cede a significant portion of our variable business to Swiss Re. This arrangement provides us with additional capacity for growth of the variable insurance business.

     In addition, we have entered into reinsurance arrangements that reinsure certain mortality risks associated with the death benefit and accidental death benefit features of the contracts, as well as other contract guarantees. We use only highly rated reinsurance companies to reinsure these risks

     Reinsurance does not relieve us from our obligations to contract owners. We remain primarily liable to the contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

Reserves

     The insurance laws and regulations under which we operate obligate us to record, as liabilities, actuarially determined reserves to meet our obligations on outstanding contracts. We base our reserves involving life contingencies on mortality tables in general use in the United States. Where applicable, we compute our reserves to equal amounts which, together with interest on such reserves computed annually at certain assumed rates, will be sufficient to meet our contract obligations at their maturities or in the event of the covered person's death.

Critical Accounting Policies

     We amortize deferred acquisition costs ("DAC"), deferred gain on modified coinsurance agreement, and unearned revenue over the life of our contracts in relation to estimated gross profits ("EGPs"). Both the deferred amounts and the EGPs are net of reinsurance. EGPs are based on assumptions about future contract experience including, persistency, growth rate of elected investment options, and the level of expense required to maintain the contracts. At each balance sheet date, EGPs are replaced with actual gross profits. Future EGPs are also recast taking into account the volume and mix of the contracts actually in force and warranted changes in assumptions about future experience. Finally, amortization is derived based on the combination of actual gross profits to date and the recast EGPs. For 2001, we have replaced EGPs with actual gross profits and EGPs have been recast taking into consideration the volume and mix of contracts in force. Assumptions about future experience have not been revised.

Investments

     Our cash and invested assets are comprised entirely of investment grade securities, money market funds and equity securities representing seed money in two funds sponsored by Sage Life Investment Trust, a registered investment company offering a series of mutual funds to investors in the Company.

Dividend Restrictions

     We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, we must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards contract owners as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of earned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to Sage Life Holdings, within five business days after declaration and at least ten days prior to payment. At December 31, 2001, we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities as we currently do not have earned surplus. Additionally, we have paid no dividends since the commencement of our operations.

State Regulation

     We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of its Department of Insurance (the "Insurance Department"). Annually, we file a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that it may examine our books and records to determine, among other things, whether reported contract liabilities and reserves are computed in accordance with statutory accounting practices prescribed or permitted by the Insurance Department. The Insurance Department, under the auspices of the National Association of Insurance Commissioners ("NAIC"), periodically conducts a full examination of the Company's operations.

     In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. These laws establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements, and regulating the types and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we operate, and our operations and accounts are subject to examination by these agencies at regular intervals.

     Our statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department. Prior to January 1, 2001, "prescribed" statutory accounting practices were interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

     Effective January 1, 2001, the NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. Delaware has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices used to prepare statutory-basis financial statements. However, the effect of these changes did not result in a reduction in our statutory-basis capital and surplus upon adoption January 1, 2001.

     On an annual basis, the NAIC requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC Model Law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2001, our total adjusted capital exceeded RBC requirements.

     Further, many states regulate affiliated groups of insurers like us and our affiliates, under insurance holding company legislation. Under such laws, intercompany transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of the transfers and payments in relation to the financial positions of the companies involved.

     Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for contract owner losses incurred when other insurance companies have become insolvent. Most of these laws provide that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

     Although the federal government ordinarily does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Our insurance products are subject to various federal securities laws and regulations. In addition, current and proposed federal measures that may significantly affect the insurance business include: 1) regulation of insurance; 2) company solvency; 3) employee benefit regulation; 4) tax law changes affecting the taxation of insurance companies; 5) tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles; and 6) privacy protection initiatives.

Directors and Executive Officers of Sage Life

     The following are the Directors and Executive Officers of Sage Life:


                                Position with Sage, Year of
          Name, Age                      Election                     Other Principal Positions for Past Five Years
------------------------------ ------------------------------ ---------------------------------------------------------------
------------------------------ ------------------------------ ---------------------------------------------------------------

Ronald S. Scowby, 63           Director, January 1997         Chairman and Trustee,  Sage Life Investment  Trust,  July 1998
                               to December 2001; Chairman,    to September 2001;  President,  Chief Executive Officer,  Sage
                               February 1998 to December      Life  Assurance  of America  Inc.,  January  1997 to  February
                               2001                           1998;  Director,  President,  Chief  Executive  Officer,  Sage
                                                              Management  Services (USA),  Inc., June 1996 to December 1999;
                                                              Owner, Sheldon Scowby Resources July 1995 to June 1996

Robin I. Marsden, 36           Director,   January  1997  to  President and Trustee,  Sage Life Investment  Trust, July 1998
                               present;  President and Chief  to present;  Director,  Sage Distributors,  Inc., January 1998
                               Executive  Officer,  February  to August 2001 and February 2002 to present;  President,  Sage
                               1998 to present                Distributors,   Inc.  February  2002  to  present;   Director,
                                                              January  1997  to  present,   President  and  Chief  Executive
                                                              Officer,  February  1998 to  present,  Sage  Insurance  Group,
                                                              Inc.;  Chief Investment  Officer and Chief Financial  Officer,
                                                              Sage Life Holdings, Ltd., November 1994 to January 1998

H. Louis Shill, 71             Director, January 1997         Chairman,  Sage Life Assurance of America,  Inc.  January 1997
                               to present; Chairman           to  February  1998;  Chairman,  Sage  Insurance  Group,  Inc.,
                               December 2001 to present       January  1997  to  present;  Founder,   Chairman,  Sage  Group
                                                              Limited, 1965 to present

Paul C. Meyer, 49              Director,   January  1997  to  Partner, Clifford Chance Rogers & Wells, 1986 to present present


Richard D. Starr, 57           Director,   January  1997  to  Chairman and Chief Executive Officer,  Financial  Institutions
                               present                        Group,  Inc.,  October  1978 to  present;  Vice  Chairman  and
                                                              Director, ABN Amro Financial Services, Inc.

Dr. Meyer Feldberg, 60         Director,   January  2000  to  Dean/Professor,   Columbia   University   Graduate  School  of
                               present                        Business,  July 1989 to present;  Chairman and Director,  Sage
                                                              Life  Assurance  Company  of New  York;  Director  of  Revlon,
                                                              Inc., Federated Department Stores,  Primedia, and Paine-Webber
                                                              Mutual Funds

John A. Benning, 67            Director,   April   2000   to  Senior Vice President and General Counsel,  Liberty  Financial
                               present                        Companies,  1986 to 2000;  Director  of ICI  Mutual  Insurance
                                                              Company and T.T. International U.S.A. Feeder Trust

Mitchell R. Katcher, 48        Director, December 1997 to     Vice President, Sage Life Investment Trust, July 1998 to
                               present; Senior Executive      present; Director, Sage Distributors, Inc., January 1998 to
                               Vice President and Chief       August 2001; Treasurer, July 1997 to present, Senior
                               Actuary May 1997 to present;   Executive Vice President, December 1997 to present, Sage
                               Chief Financial Officer, May   Insurance Group, Inc.
                               1997 to October 2000

Lincoln B. Yersin, 38          Executive  Vice  President  -  President,  Sage  Distributors,  September  2000  to  present;
                               Marketing,   National   Sales  Executive Vice President,  Sage Insurance Group,  Inc. January
                               Manager,    May    1999    to  2001  to  February   2002;   President,   AmSouth   Investment
                               February 2002                  Services,  Inc., June 1993 to May 1999; Senior Vice President,
                                                              AmSouth Bancorporation, June 1993 to May 1999


Jeffrey C. Gordon, 40          Senior Vice President and      Senior  Vice  President  and  Chief  Financial  Officer,  Sage
                               Chief Financial Officer,       Insurance   Group  Inc.,   October  2000  to  present;   Chief
                               October 2000 to present        Financial  Officer and  Treasurer,  Sage  Distributors,  Inc.,
                                                              February  2002  to  present;  Controller,  Frontier  Insurance
                                                              Group,  Inc.,  January 1999 to September 2000; Senior Manager,
                                                              Ernst & Young LLP, January 1988 to December 1998


Nancy F. Brunetti, 39          Executive Vice President and   Executive  Vice  President and Chief  Administrative  Officer,
                               Chief Administrative           Sage   Insurance   Group  Inc.,   January   2001  to  present;
                               Officer, January 2001 to       Consultant,  NFB  Consulting,  January 2000 to December  2000;
                               present                        Executive Vice President and Chief Operating Officer,  January
                                                              1998 to December 1999 and Senior Vice  President  January 1996
                                                              to December 1997, American Skandia Life Assurance Corporation

     All entities with "Sage" in their name are affiliates of Sage Life. The executive officers of Sage Life hold various other offices and directorships with affiliates not named above. None of these, however, are considered to be principal positions.


Executive Compensation

     The following table summarizes the compensation paid to the Chief Executive Officer and certain other Executive Officers of the Company:


                                                                                      Other Annual            All Other
        Name and Principal Position           Year        Salary        Bonus         Compensation(1)      Compensation(2)
  ---------------------------------------- ----------- ------------- ------------- -------------------- ---------------------
  ---------------------------------------- ----------- ------------- ------------- -------------------- ---------------------
  Robin I. Marsden                            2001     $390,750     $108,800       $  17,850           $  132,179
  (Chief Executive Officer)                   2000      354,750      100,000          17,850              119,399
                                              1999      322,500      150,000          16,800               38,018

  Ronald S. Scowby (3)                        2001     $       -     $       -      $     -             $    -
  (Former Chairman, President                 2000             -       75,000             -                56,538
    and CEO)                                  1999      354,167       200,000         16,800               42,484

  Mitchell R. Katcher                         2001     $318,750      $150,000       $  17,850           $   20,535
  (Senior Executive Vice                      2000      293,750       137,500          17,850               17,824
    President and Chief Actuary)              1999      268,750       150,000          16,800               30,456

  Lincoln Yersin(4)                           2001     $199,750      $150,000        $ 17,850           $    3,124
  (Former Executive Vice President            2000      186,250       150,000          13,300               47,191
     Marketing and National Sales
     Manager)                                 1999      116,667       100,000              -               124,692

  Jeffrey C. Gordon                           2001     $ 205,250     $ 40,000        $  4,525           $  100,229
  (Senior Vice President and
     Chief Financial Officer)

  Nancy F. Brunetti                           2001       $ 279,500   $   34,375            -            $   31,000
  (Executive Vice President and
      Chief Administrative Officer)

(1) Represents amounts credited to executives under a SIGI sponsored defined contribution plan.

(2) All Other Compensation consists of the following for the executive officers: Mr. Marsden: 2001, $23,179 - contribution to non-qualified retirement plan, $109,000 - deferral of partial 2000-2001 fiscal year earned bonus; 2000, $19,399 - contribution to non-qualified retirement plan, $100,000 - deferral of partial 1999-2000 fiscal year earned bonus; 1999, $17,062 - contribution to non-qualified retirement plan, $20,956 - contribution to annuity contract issued by the Company.

     Mr. Scowby: 2000, $56,538 - cash-out of earned leave accrued during status as executive; 1999, $20,387 - contribution to non-qualified retirement plan, $22,097 - contribution to annuity contract issued by the Company.

     Mr. Katcher: 2001, $20,535 - contribution to non-qualified retirement plan; 2000, $12,994 - contribution to non-qualified retirement plan, $4,830 - contribution to non-qualified plan in lieu of employee benefit; 1999, $11,419 - contribution to non-qualified retirement plan, $19,037 - contribution to annuity contract issued by the Company.

     Mr. Yersin: 2001, $3,124 - contribution to non-qualified retirement plan; 2000, $47,191 - moving expenses; 1999, $65,116 - recruitment bonus, $59,576
     - moving expenses.

     Mr. Gordon: 2001, $43,750 - recruitment bonus, $4,528 - contribution to non-qualified retirement plan; $51,951 - moving expenses.

     Ms. Brunetti: 2001, $25,000 - recruitment bonus, $6,000 - commuter allowance.

(3) Mr. Scowby retired as an executive officer effective December 31, 1999. Bonus compensation shown for 2000 is in connection with his former executive status, and was paid in 2000.

(4)  Mr. Yersin's employment with the Company terminated February 27, 2002.

Employment Contracts

     Mr. Marsden and the Company are parties to an Employment Agreement effective April 1, 2000. The agreement provides for Mr. Marsden's title and duties with the Company, and establishes certain restrictive covenants. It sets forth his annual remuneration for the year from April 1, 2000, to March 31, 2001, and provides that such remuneration will be reviewed annually thereafter. Further, the agreement provides that Mr. Marsden is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination) (i) he shall continue to be paid 24 months of then-current base salary with a proportionate bonus under the Company's short-term incentive plan for the months of service since the last bonus payment; (ii) that his employee welfare benefits will be continued for 24 months; (iii) that unvested pension contributions would immediately vest; and (iv) that unvested allocations or options under the long-term capital incentive plan would be treated in the same manner as a retirement under the rules of the plan. In addition, if the Company is no longer controlled by Sage Group and its effective place of business is relocated by its new owners, Mr. Marsden may, in lieu of relocating and being reimbursed thereof, elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause.

     Mr. Katcher and the Company are parties to an Employment Agreement effective February 1, 1997. The agreement provides for Mr. Katcher's title and duties with the Company, sets forth his remuneration through March 31, 1999, and provides that such remuneration will be reviewed annually thereafter. The agreement also provides that Mr. Katcher is eligible to participate in the Company's short-term incentive bonus plan for executive employees, and provides that bonuses payable on certain dates ending April 1, 1999, will not be less than indicated amounts. The agreement also provides that Mr. Katcher may participate in a long-term capital incentive plan to be established by SIGI. The agreement also provides that if his employment is terminated (except for a "with cause" termination) (i) his monthly compensation and employee welfare benefits shall be continued for a period of time as determined by a formula; (ii) that allocations or options under the long-term capital incentive plan and unvested employer contributions attributable to Mr. Katcher under any pension plan would be accelerated and deemed to immediately vest. In addition, pursuant to a "change of control" provision, Mr. Katcher may elect to terminate his employment and receive the benefits he would otherwise have received if terminated without cause.

     Mr. Yersin resigned February 27, 2002. Prior to his resignation, Mr. Yersin and the Company were parties to an employment agreement with an effective date of May 3, 1999. The agreement provided for Mr. Yersin's title and duties with the Company, and set forth his base salary and other compensation based on sales ("override"), with stated minimums on the override for the first two years. It also provided for compensation to Mr. Yersin in recognition of long-term incentives he forfeited with his former employer. Half of the value was advanced in cash and vested pro rata over the next two years. The other half was credited to Mr. Yersin's participation in a long-term capital incentive plan to be established by SIGI.

     Mr. Gordon and SIGI are parties to an agreement dated September 11, 2000. The agreement provides for Mr. Gordon's title and duties with SIGI and the Company, sets forth his initial annual remuneration, and provides that such remuneration will be reviewed on an annual basis. The agreement also provides that Mr. Gordon is eligible to participate in the Company's short-term incentive bonus plan for employees. The agreement also provides that he is eligible to participate in a long-term capital incentive plan to be established by SIGI. In addition, the agreement provides that for the first year of employment, SIGI will make a special fully vested monthly contribution of 4% of base salary to an Executive Non-Qualified Deferred Compensation Plan ("Rabbi Trust"). The agreement provides for bridge financing payable over three years should stock loan obligations to Mr. Gordon's former employer materialize. Under this provision, during 2001, the Company provided Mr. Gordon with a $15,000 non-interest bearing loan payable December 31, 2002. In addition, in the event of a "change of control," if Mr. Gordon is terminated, or if he elects to terminate his employment, he will be entitled to receive his basic salary and benefits for a further twelve months, and will be entitled to a pro-rata bonus for the period up to such termination based on his prior year's bonus. Ordinary vesting under any benefit or incentive plan arising in this twelve-month period will also continue. The agreement provides for indemnification of personal liability arising in the ordinary course of business.

     Ms. Brunetti and SIGI are parties to an agreement dated December 21, 2000. The agreement provides for Ms. Brunetti's title and duties with SIGI and the Company, sets forth her initial annual remuneration and other incidental allowances, and provides that such remuneration will be reviewed on an annual basis. The agreement also provides that Ms. Brunetti is eligible to participate in the Company's short-term incentive bonus plan for employees, and that for the period through March 31, 2002, such bonus will be guaranteed at 50% of base gross salary. The agreement also provides that she is eligible to participate in a long-term capital incentive plan to be established by SIGI, and an Executive Non-Qualified Deferred Compensation Plan ("Rabbi Trust"). The agreement provides for indemnification of personal liability arising in the ordinary course of business.


     Directors' Compensation. Messrs. Marsden, Katcher and Shill are also officers-employees of Sage Life and/or its affiliates and parent companies, and are not therefore separately compensated for serving on the Board. Compensation for the other directors is inclusive of their services as directors for any of our affiliates. Messrs. Meyer, Starr and Benning are paid an annual retainer of $12,000, and $2,000 per meeting attended. Dr. Feldberg, who is also chairman of our subsidiary, Sage Life Assurance Company of New York, is paid an annual retainer of $30,000, and $8,000 per meeting attended. Messrs. Meyer, Starr, Benning, and Feldberg do not receive retirement benefits. Mr. Benning, as chairman of the audit committee, receives an annual retainer of $3,000, and $500 per meeting attended.

     Effective December 5, 2001, Mr. Scowby resigned as director and chairman of Sage Life and prior to resigning was paid $12,833 per month for these services. In addition, he was paid a stipend to cover the cost of certain insurance coverages formerly provided to him as an executive; the amount of the stipend in 2001 was $27,093. He was also provided with certain retirement benefits and was eligible to participate in a long-term incentive plan to be established by SIGI.

Certain Relationships and Related Transactions

     Paul C. Meyer, a director of the Company, is a partner with the law firm Clifford Chance Rogers & Wells. Since 1997, the Company has retained Clifford Chance Rogers & Wells, and its predecessor firm, Rogers & Wells, to provide legal counseling to the Company.




                          AUDITED FINANCIAL STATEMENTS
                      SAGE LIFE ASSURANCE OF AMERICA, INC.

SAGE LIFE ASSURANCE OF AMERICA, INC.
FINANCIAL STATEMENTS

REPORT OF INDEPENDENT AUDITORS

Board of Directors
Sage Life Assurance of America, Inc.

We have audited the accompanying consolidated balance sheets of Sage Life Assurance of America, Inc. and subsidiary as of December 31, 2001 and 2000, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements and schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sage Life Assurance of America, Inc. and subsidiary at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.

                                               /s/ ERNST & YOUNG LLP

New York, NY
March 15, 2002

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                          CONSOLIDATED BALANCE SHEETS

                                                                      DECEMBER 31
                                                              ----------------------------
                                                                  2001            2000
                                                              ------------    ------------
ASSETS

Investments:

  Fixed maturity securities available for sale..............  $ 13,652,254    $ 14,660,769

  Equity securities available for sale......................     1,097,000              --
                                                              ------------    ------------

Total investments...........................................    14,749,254      14,660,769

Cash and cash equivalents...................................     9,383,386       9,949,167

Accrued investment income...................................       272,954         243,111

Receivable from affiliates..................................     1,081,710       1,700,014

Deferred federal income taxes...............................            --         146,530

Reinsurance receivables.....................................       746,661         290,302

Deferred acquisition costs..................................     2,569,876         327,720

Goodwill....................................................     5,776,300       5,993,678

Other assets................................................       774,863         103,761

Separate account assets.....................................    78,882,581      21,311,175
                                                              ------------    ------------

Total assets................................................  $114,237,585    $ 54,726,227
                                                              ============    ============

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

  Deferred gain from modified coinsurance agreement.........  $  1,283,790    $    318,028

  Unearned revenue..........................................         6,024             901

  Deferred federal income taxes.............................        60,807              --

  Accrued expenses and other liabilities....................     2,096,810         579,026

  Separate account liabilities..............................    78,882,581      21,311,175
                                                              ------------    ------------

Total liabilities...........................................    82,330,012      22,209,130

Stockholder's equity:

  Common stock, $2,500 par value, 1,000 shares authorized,
     issued and outstanding.................................     2,500,000       2,500,000

  Additional paid-in capital................................    50,937,804      44,671,161

  Deficit...................................................   (21,648,267)    (14,369,623)

  Accumulated other comprehensive gain (loss)...............       118,036        (284,441)
                                                              ------------    ------------

Total stockholder's equity..................................    31,907,573      32,517,097
                                                              ------------    ------------

Total liabilities and stockholder's equity..................  $114,237,585    $ 54,726,227
                                                              ============    ============

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                       YEAR ENDED DECEMBER 31
                                                              -----------------------------------------
                                                                 2001           2000           1999
                                                              -----------    -----------    -----------
REVENUES
  Net investment income.....................................  $ 2,108,497    $ 1,888,172    $ 1,290,196
  Realized capital gains....................................       14,088             --             --
  Administrative service fees...............................       39,260         49,940         37,671
  Contract charges and fees.................................      108,986          3,979            861
                                                              -----------    -----------    -----------
       Total revenues.......................................    2,270,831      1,942,091      1,328,728
BENEFITS AND EXPENSES
  Contract owner benefits...................................    1,078,918        490,964             --
  Acquisition expenses......................................      (50,182)            --             --
  Goodwill amortization expense.............................      217,378        234,468        234,468
  General and administrative expenses.......................    8,303,361      5,969,108      5,521,186
                                                              -----------    -----------    -----------
       Total benefits and expenses..........................    9,549,475      6,694,540      5,755,654
Loss before cumulative effect adjustment....................   (7,278,644)    (4,752,449)    (4,426,926)
Cumulative effect adjustment for change in accounting for
  development costs.........................................           --             --     (4,269,488)
                                                              -----------    -----------    -----------
       Net loss.............................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
                                                              ===========    ===========    ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                   ACCUMULATED
                                                                                      OTHER
                                                ADDITIONAL PAID-                  COMPREHENSIVE
                                 COMMON STOCK      IN CAPITAL        DEFICIT      INCOME (LOSS)      TOTAL
                                 ------------   ----------------   ------------   -------------   -----------
Balances at December 31,
  1998.........................   $2,500,000      $34,875,727      $   (920,760)    $  17,090     $36,472,057
  Net loss.....................           --               --        (8,696,414)           --      (8,696,414)
  Change in unrealized gain on
     investments, net of
     federal income taxes......           --               --                --      (747,867)       (747,867)
                                                                                                  -----------
  Comprehensive loss...........                                                                    (9,444,281)
  Purchase price adjustment....           --         (102,518)               --            --        (102,518)
  Additional capital
     contributions.............           --        4,577,887                --            --       4,577,887
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  1999.........................    2,500,000       39,351,096        (9,617,174)     (730,777)     31,503,145
  Net loss.....................           --               --        (4,752,449)           --      (4,752,449)
  Change in unrealized loss on
     investments, net of
     federal income taxes......           --               --                --       446,336         446,336
                                                                                                  -----------
  Comprehensive loss...........           --               --                --            --      (4,306,113)
  Additional capital
     contributions.............           --        5,320,065                --            --       5,320,065
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  2000.........................    2,500,000       44,671,161       (14,369,623)     (284,441)    $32,517,097
  Net loss.....................           --               --        (7,278,644)           --      (7,278,644)
  Change in unrealized loss on
     investments, net of
     federal income taxes......           --               --                --       402,477         402,477
                                                                                                  -----------
  Comprehensive loss...........           --               --                --            --      (6,876,167)
  Additional capital
     contributions.............           --        6,266,643                --            --       6,266,643
                                  ----------      -----------      ------------     ---------     -----------
Balances at December 31,
  2001.........................   $2,500,000      $50,937,804      $(21,648,267)    $ 118,036     $31,907,573
                                  ==========      ===========      ============     =========     ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                       YEAR ENDED DECEMBER 31
                                                              -----------------------------------------
                                                                 2001           2000           1999
                                                              -----------    -----------    -----------
OPERATING ACTIVITIES
  Net loss..................................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
  Adjustments to reconcile net loss to net cash used in
     operating activities:
     Goodwill amortization expense..........................      217,378        234,468        234,468
     Amortization of bond discount/premium..................      109,529        114,223        124,842
     Cumulative effect adjustment for change in accounting
       for development costs................................           --             --      4,269,488
     Realized capital gains.................................      (14,088)            --             --
     Changes in:
       Accrued investment income............................      (29,843)       (16,877)       (22,809)
       Receivable from affiliates...........................      618,304     (1,028,744)      (671,270)
       Unearned revenue.....................................        5,123            901             --
       Reinsurance receivables..............................     (456,359)      (290,302)            --
       Deferred acquisition costs...........................   (2,242,156)      (327,720)            --
       Deferred gain from modified coinsurance agreement....      965,762        318,028             --
       Accrued expenses and other liabilities...............    1,525,082        438,600         78,756
       Other assets.........................................     (680,297)       (94,530)        (4,231)
                                                              -----------    -----------    -----------
Net cash used in operating activities.......................   (7,260,209)    (5,404,402)    (4,687,170)
INVESTING ACTIVITIES
  Purchases of fixed maturity securities....................           --       (453,975)    (4,444,806)
  Proceeds from sales, maturities and repayments of fixed
     maturity securities....................................    1,509,785      2,535,000             --
                                                              -----------    -----------    -----------
Net cash (used in) provided by investing activities.........    1,509,785      2,081,025     (4,444,806)
FINANCING ACTIVITIES
Capital contributions from parent...........................    5,184,643      5,320,065      4,577,887
                                                              -----------    -----------    -----------
Net cash provided by financing activities...................    5,184,643      5,320,065      4,577,887
                                                              -----------    -----------    -----------
(Decrease) increase in cash and cash equivalents............     (565,781)     1,996,688     (4,554,089)
Cash and cash equivalents at beginning of year..............    9,949,167      7,952,479     12,506,568
                                                              -----------    -----------    -----------
Cash and cash equivalents at end of year....................  $ 9,383,386    $ 9,949,167    $ 7,952,479
                                                              ===========    ===========    ===========

          See accompanying notes to consolidated financial statements.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                               DECEMBER 31, 2001

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND OPERATION

Sage Life Assurance of America, Inc. (the "Company") is domiciled in Delaware and is a wholly-owned subsidiary of Sage Life Holdings of America, Inc. ("SLHA"). SLHA is owned 9.9% by Swiss Re Life and Health America, Inc. ("Swiss Re", formerly Life Reassurance Corporation of America), and 90.9% owned by Sage Insurance Group, Inc. ("SIGI"), a wholly-owned indirect subsidiary of Sage Group Limited, a South African company ("Sage Group").

The Company is licensed to write business in all states with the exception of New York. In 1998 the Company formed Sage Life Assurance Company of New York ("Sage New York") as a wholly-owned subsidiary. Sage New York is in the process of obtaining its license in the State of New York.

DESCRIPTION OF BUSINESS

The Company develops and markets variable annuity and variable life insurance products. Sales of these products to the retail public are made by registered representatives of unaffiliated broker-dealers that have entered into selling agreements with the principal underwriter for the product, Sage Distributors, Inc., an affiliate of the Company.

Significant sales activity began in the third quarter of 2000. Gross sales for 2001 and 2000 were approximately $68,900,000 and $21,110,000, respectively. Approximately 40% of the gross sales for 2001 and 35% of the separate account assets under management at December 31, 2001 were produced through two broker-dealers. A significant amount of the gross sales for 2000 were produced through one broker-dealer that was subsequently purchased by an unaffiliated company and is no longer covered under a selling agreement with the Company.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States and reflect the consolidated accounts of the Company and its wholly-owned subsidiary. All intercompany balances and transactions have been eliminated.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates and assumptions relate to the amortization of deferred acquisition costs and deferred gain from the modified coinsurance agreement. These involve surrenders, investment return, growth in allocations to variable funds options by contract owners, and maintenance expenses. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments purchased with a maturity of three months or less from the date of purchase to be cash equivalents. Cash and cash equivalents are carried at cost, which approximates fair value.

INVESTMENTS

The Company has classified all of its fixed maturity investments as available-for-sale. Those investments are carried at fair value and changes in unrealized gains and losses are reported as a component of stockholder's equity, net of applicable deferred federal income taxes. Fair values are determined by quoted market prices.

Equity securities, consisting of seed money investments, are carried at fair value based on quoted market prices.

Realized gains on the disposal of investments are determined by the specific identification method.

Deferred Acquisition Costs and Sales Inducements

The costs of acquiring new business, which vary with and are primarily related to the production of new business, are being deferred net of reinsurance. These costs include commissions, costs of contract issuance, and certain selling expenses. These costs are being amortized in proportion to expected gross profits from interest, expense, mortality and surrender margins. This amortization is adjusted retrospectively and prospectively when estimates of current and future gross profits to be realized from a group of products are revised. During 2001 and 2000, the Company capitalized,

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


$2,192,000 and $328,000, net of reinsurance ceded. During 2001, the Company recorded, net of reinsurance ceded, amortization and interest accretion of $45,000 and $95,000, respectively.

The Company also offers sales inducements that enhance the investment yield on the amount allocated to the fixed option by contract owners. Such inducements are deferred and amortized in a manner similar to deferred acquisition costs. At December 31, 2001 and 2000 deferred sales inducements were $604,000 and $16,000, respectively, and are included in other assets in the accompanying balance sheets.

REINSURANCE

During 2000, the Company entered into a modified coinsurance agreement (the "Modco Agreement") with Swiss Re. Under the Modco Agreement, the Company cedes a quota share of the premiums related to the majority of its variable business to Swiss Re. The Modco Agreement provides the Company with additional capacity for growth in supporting the cash strain from the Company's variable business.

In addition, the Company has entered into reinsurance arrangements that reinsure certain morality risks associated with the death benefit and accidental death benefit features of the contracts as well as other contract guarantees.

Reinsurance contracts are accounted for in a manner consistent with the underlying contracts.

Deferred acquisition costs in the accompanying balance sheets are net of quota share ceded under the Modco Agreement. The deferred gain from the Modco Agreement in the accompanying balance sheets represents the commission received by the Company in excess of the quota share percentage. Contract liabilities and associated assets are reported on a gross basis.

Reinsurance premiums ceded for the guarantees in the contracts and the corresponding reinsurance recoveries on benefits and claims incurred are included in contract owner benefits.

Reinsurance does not relieve the Company from its obligations to contract owners. The Company remains primarily liable to the contract owners to the extent that any reinsurer does not meet its obligations under the reinsurance agreements.

SEPARATE ACCOUNTS

The separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered, principally for the benefit of certain contract owners who bear the investment risk. The separate account assets and liabilities are carried at fair value based on quoted market prices. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract owners, are excluded from the amounts reported in the accompanying statements of operations.

Separate account assets consist of mutual funds, bonds, short-term investments, transfers due from the general account and cash and cash equivalents. The Company provides return guarantees determined periodically by management that vary based on the length of the guarantee period ranging from one to ten years subject to a minimum guaranteed return of 3% of the average investment balance to contract owners selecting any of the fixed options. Withdrawals from fixed options prior to the end of the guarantee period are subject to a market value adjustment based on interest rate levels at the time of the withdrawal.

For contract owners that do not select the fixed option, there are no minimum guarantees and the investment risk associated with market value changes are borne entirely by the contract owner.

At December 31, 2001 and 2000 the separate account liabilities included approximately $28,521,000 and $17,780,000, respectively, relating to annuity contracts for which the contract owner is guaranteed a fixed rate of return.

CONTRACT LIABILITIES
The Company has no contract liabilities in its general account at December 31, 2001 and 2000. All contract liabilities are in the separate account and are comprised of all payments received adjusted for investment experience, contract owner charges, assessments and withdrawals related to the underlying contracts.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


RECOGNITION OF REVENUE AND CONTRACT BENEFITS

Revenues for variable annuity contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, surrender charges and annual maintenance fees. Revenues for variable life insurance contracts consist of charges against contract owner account values for mortality and expense risks, administration fees, cost of insurance fees, surrender charges and annual maintenance fees.

Contract owner benefits include first year bonus credits and the amount of guaranteed investment income credited to the fixed account.

Benefit reserves for variable annuity and variable life insurance contracts represent the account values of the contracts and are included in the separate account liabilities.

The Company defers the non-level portions of mortality and expense risk fees and annual maintenance fees as unearned revenue. Such revenue is recognized generally in proportion to expected gross profits on the underlying business.

GOODWILL

On December 31, 1996 the Company was purchased by SIGI from Security First Life Insurance Company. The amount paid in excess of the acquired assets was recorded as goodwill and is being amortized on a straight-line basis over thirty years. The carrying value of goodwill is regularly reviewed for indications of impairment in value. The Company utilizes sales forecasts to project future distributable earnings as a basis for an indication of impairment of goodwill. These current projections support the value of goodwill. Accumulated amortization at December 31, 2001 and 2000 was approximately $1,155,000 and $938,000, respectively.

DEVELOPMENT EXPENSES

Prior to January 1, 1999, costs incurred in the development of the Company's products, systems and distribution channels were classified as development expenses. These development costs were capitalized and amortized on a straight-line basis over fifteen years. Pursuant to the adoption of Statement of Position 98-5, "Reporting on the Costs of Start-Up Activities", the Company is required to charge to expense all development costs incurred. In addition, the Company was required to write-off any unamortized capitalized development costs on January 1, 1999. The one time write-off of the unamortized capitalized development expenses was $4,270,000.

FEDERAL INCOME TAXES

Federal income taxes are accounted for using the liability method. Using this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse.

NEW ACCOUNTING STANDARD

In July 2001, the Financial Accounting Standards Board issued Statement No. 142, "Goodwill and Other Intangible Assets" ("SFAS No. 142"), that changes how companies must account for goodwill and other intangible assets. With the adoption of SFAS No. 142, goodwill is no longer subject to periodic amortization over its estimated useful life, but rather will be subject to at least an annual assessment for impairment by applying a fair-value based test. Acquired intangible assets must be recognized and amortized over their useful lives. Acquired intangible assets with indefinite lives are not subject to periodic amortization under the new rules but would be subject to periodic assessment for impairment The provisions of SFAS No. 142 are effective January 1, 2002 for goodwill and other intangible assets acquired before July 1, 2001.

The Company will apply the new rules on accounting for goodwill and other intangible assets beginning in the first quarter of 2002. Application of the nonamortization provisions of SAFS No. 142 is expected to result in a reduction of expenses of approximately $235,000 per year. During 2002, the Company will perform the first of the required impairment tests of goodwill as of January 1, 2002 and has not yet determined what the effect of these tests will be on the earnings and financial position of the Company.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)


RECLASSIFICATIONS

Certain reclassifications have been made to prior years' financial statement amounts to conform to the 2001 presentation.

2. INVESTMENTS

Investments in fixed maturity securities at December 31 consist of the following:

                                                               GROSS         GROSS
                                               AMORTIZED     UNREALIZED    UNREALIZED       FAIR
                                                 COST          GAINS         LOSSES         VALUE
                                              -----------    ----------    ----------    -----------
2001
U.S. Government obligations.................  $ 6,988,499     $ 90,183      $  4,822     $ 7,073,860
Corporate obligations.......................    6,498,015      143,914        63,535       6,578,394
                                              -----------     --------      --------     -----------
                                              $13,486,514     $234,097      $ 68,357     $13,652,254
                                              ===========     ========      ========     ===========
2000
U.S. Government obligations.................  $ 7,075,997     $ 17,991      $159,070     $ 6,934,918
Corporate obligations.......................    8,015,742        9,093       298,984       7,725,851
                                              -----------     --------      --------     -----------
                                              $15,091,739     $ 27,084      $458,054     $14,660,769
                                              ===========     ========      ========     ===========

At December 31, 2001 securities with an amortized cost and fair value of approximately $5,441,000 and $5,492,000, respectively, were held by trustees in various amounts in accordance with the statutory requirements of certain states in which the Company is licensed to conduct business.

The amortized cost and fair value of fixed maturity securities by contractual maturity at December 31, 2001 are summarized below. Actual maturities will differ from contractual maturities because certain borrowers have the right to call or prepay obligations.

                                                               AMORTIZED        FAIR
                                                                 COST           VALUE
                                                              -----------    -----------
Due in one year or less.....................................  $   401,030    $   408,562
Due after one year through five years.......................    7,760,333      7,968,515
Due after five years through ten years......................    5,325,151      5,275,177
                                                              -----------    -----------
Total.......................................................  $13,486,514    $13,652,254
                                                              ===========    ===========

During 2001, the Company's parent contributed equity securities with a fair value of $1,082,000 to the Company. Such equity securities represent seed money in two funds sponsored by Sage Life Investment Trust. At December 31, 2001, the fair value of such securities was $1,097,000.

Investment income by major category of investment is summarized as follows:

                                                                2001          2000          1999
                                                             ----------    ----------    ----------
Fixed maturity securities..................................  $1,874,721    $1,397,699    $  907,068
Cash and cash equivalents..................................     370,075       572,086       461,367
                                                             ----------    ----------    ----------
Total investment income....................................   2,244,796     1,969,785     1,368,435
Investment expenses........................................    (136,299)      (81,613)      (78,239)
                                                             ----------    ----------    ----------
Net investment income......................................  $2,108,497    $1,888,172    $1,290,196
                                                             ==========    ==========    ==========

Proceeds from the sale of fixed maturity securities were $1,510,000 during 2001 resulting in gross realized gains of $14,000.

3. MODIFIED COINSURANCE AGREEMENT

Under the Modco Agreement, the Company cedes a quota share of the premiums related to the majority of its variable business to Swiss Re. During 2001 and 2000 the Company ceded premiums of approximately $39,970,000 and $14,106,000,

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

3. MODIFIED COINSURANCE AGREEMENT (CONTINUED)


respectively. Contract charges and fees for 2001 and 2000 are net of approximately $230,000 and $8,000, respectively, ceded to Swiss Re. Contract owner benefits are net of $123,000 and $30,000 ceded to Swiss Re in 2001 and 2000, respectively.

4. FEDERAL INCOME TAXES

The Company files a separate life insurance company federal income tax return. Beginning in 2002, the Company may be included in the consolidated federal income tax return of Sage Holdings (U.S.A.), Inc. and its subsidiaries.

The provision for federal income taxes varies from the amount which would be computed using the Federal statutory income tax rate as follows:

                                                              2001           2000           1999
                                                           -----------    -----------    -----------
Pre-tax loss.............................................  $(7,278,644)   $(4,752,449)   $(8,696,414)
Application of the federal statutory tax rate - 34%......   (2,474,739)    (1,615,833)    (2,956,781)
Change in valuation allowance............................    2,551,734      1,614,188      2,907,523
Other....................................................      (76,995)         1,645         49,258
                                                           -----------    -----------    -----------
Total income tax provision...............................  $        --    $        --    $        --
                                                           ===========    ===========    ===========

The Company's deferred tax assets and liabilities are comprised of the following at December 31:

                                                                 2001          2000
                                                              ----------    ----------
Deferred tax assets:
  Net operating loss carryforwards..........................  $7,682,789    $5,132,087
  Unrealized loss on depreciation of investments............          --       146,530
  Reserves..................................................     282,527        37,732
  Deferred gain from Modco Agreement........................     436,489       108,130
  Unearned revenue..........................................      82,944        32,447
  Other.....................................................      37,718         7,808
                                                              ----------    ----------
  Total deferred tax assets.................................   8,522,467     5,464,734
Deferred tax liabilities:
  Goodwill..................................................    (378,729)     (304,214)
  Deferred policy acquisition costs.........................    (712,167)     (116,926)
  Unrealized gain on appreciation of investments............     (60,807)           --
  Other.....................................................     (13,093)      (30,319)
                                                              ----------    ----------
Total deferred tax liabilities..............................  (1,164,796)     (451,459)
Valuation allowance for deferred tax assets.................  (7,418,478)   (4,866,745)
                                                              ----------    ----------
Net deferred tax asset (liability)..........................  $  (60,807)   $  146,530
                                                              ==========    ==========

Based upon the lack of historical operating earnings and the uncertainty of operating earnings in the future, management has determined that it is not more likely than not that the deferred tax assets will be fully recognized. Accordingly, a valuation allowance has been recorded.

The Company has separate company net operating loss carryforwards of approximately $22,596,000 at December 31, 2001, which expire between 2012 and 2016.

5. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS

Statutory-basis net loss and capital and surplus of the Company are as follows:

                                                              2001           2000           1999
                                                           -----------    -----------    -----------
Net loss.................................................  $(7,661,509)   $(1,948,877)   $  (389,023)
Capital and surplus......................................   25,367,701     26,505,917     25,973,744

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

5. STATUTORY INFORMATION AND DIVIDEND RESTRICTIONS (CONTINUED)


The National Association of Insurance Commissioners ("NAIC") requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies that may need regulatory attention. The RBC Model Law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. At December 31, 2001, the Company's total adjusted capital exceeded RBC requirements.

We are subject to state regulatory restrictions that limit the maximum amount of dividends payable. Subject to certain net income carryforward provisions as described below, we must obtain approval of the Insurance Commissioner of the State of Delaware in order to pay, in any 12-month period, "extraordinary" dividends which are defined as those in excess of the greater of 10% of surplus as regards contract owners as of the prior year-end and statutory net income less realized capital gains for such prior year. We may pay dividends only out of earned surplus. In addition, we must provide notice to the Insurance Commissioner of the State of Delaware of all dividends and other distributions to Sage Life Holdings, within five business days after declaration and at least ten days prior to payment. At December 31, 2001, we could not pay a dividend to Sage Life Holdings without prior approval from state regulatory authorities as we currently do not have earned surplus. Additionally, we have paid no dividends since the commencement of our operations.

We are subject to the laws of the State of Delaware governing insurance companies and to the regulations of its Department of Insurance (the "Insurance Department"). Annually, we file a detailed financial statement in the prescribed form (the "Statement") with the Insurance Department covering our operations for the preceding year and our financial condition as of the end of that year. Regulation by the Insurance Department means that it may examine our books and records to determine, among other things, whether reported contract liabilities and reserves are computed in accordance with statutory accounting practices prescribed or permitted by the Insurance Department. The Insurance Department, under the auspices of the NAIC, periodically conducts a full examination of the Company's operations.

In addition, we are subject to regulation under the insurance laws of all jurisdictions in which we operate. These laws establish supervisory agencies with broad administrative powers with respect to various matters, including licensing to transact business, overseeing trade practices, licensing agents, approving contract forms, establishing reserve requirements, fixing maximum interest rates on life insurance contract loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements, and regulating the types and amounts of investments permitted. We must file the Statement with supervisory agencies in each of the jurisdictions in which we operate, and our operations and accounts are subject to examination by these agencies at regular intervals.

Our statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Delaware Insurance Department. Prior to January 1, 2001, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

Effective January 1, 2001, the NAIC has revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual has changed, to some extent, prescribed statutory accounting practices used to prepare statutory-basis financial statements. However, the effect of these changes did not result in a reduction in our statutory-basis capital and surplus.

6. RELATED PARTY TRANSACTIONS

The Company has a cost sharing agreement with SIGI whereby the entities share personnel costs, office rent and equipment costs. These costs are allocated between the companies based upon the estimated time worked, square footage of space utilized and upon estimated usage of equipment, respectively. At December 31, 2001 and 2000 amounts due from SIGI under this agreement were approximately $1,081,000 and $989,000, respectively.

The Company receives administrative fees for investments held under management by Sage Advisors, Inc. ("Sage Advisors"), an affiliated company. Sage Advisors is the investment advisor for the Sage Life Investment Trust (the "Trust"). The Trust is comprised of four investment funds that are available to variable contract owners of the Company.

                      SAGE LIFE ASSURANCE OF AMERICA, INC.

6. RELATED PARTY TRANSACTIONS (CONTINUED)


Income received from Sage Advisors was approximately $29,000 and $50,000 in 2001 and 2000, respectively. At December 31, 2000, approximately $4,000 was due from Sage Advisors.

During 2001, the Company paid wholesaling allowances of approximately $413,000 to Sage Distributors. These costs were capitalized and are being amortized as acquisition costs.

7. COMMITMENTS

The Company has made a commitment to the Michigan Department of Insurance to maintain statutory-basis capital and surplus at an amount not less than $25,000,000 in order to remain a licensed insurer in that state. Subsequent to that commitment, SLHA entered into a Preferred Stock Purchase Agreement with Swiss Re whereby the Company is also required to maintain statutory-basis capital and surplus of not less than $25,000,000. Should the Company's statutory-basis capital and surplus fall below $25,000,000 and remain uncured for 60 days, the Preferred Stock Purchase Agreement provides that, subject to obtaining regulatory approval each share of preferred stock shall be entitled to a number of votes sufficient to provide preferred shareholders 51% of the voting interest in SLHA.

Based on the Company's business plans, SLHA and/or its affiliates will require outside financing towards the end of the first quarter of 2002 to continue to provide for the Company's cash needs in order to maintain statutory-basis capital and surplus at $25,000,000.

8. EMPLOYEE BENEFITS

After completion of one year of service with the Company, all employees participate in a defined contribution pension plan (the "Plan") sponsored by SIGI. Under the Plan, benefits are based on a percentage of base annual salary and are vested 100% after three years of service with the Company. All contributions to the plan are directly expensed at the time of contribution and amounted to approximately $86,000, $78,000 and $70,000 in 2001, 2000 and 1999,
respectively.

9. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following table summarizes information with respect to the operations of the Company on a quarterly basis:

                                                              THREE MONTHS ENDED
                                              --------------------------------------------------
                                              MARCH 31    JUNE 30    SEPTEMBER 30    DECEMBER 31
                                              --------    -------    ------------    -----------
                                                                (in thousands)
2001
Net investment income.......................  $   608     $  652       $   502         $   346
Total revenues..............................      626        680           536             429
Total benefits and expenses.................    1,999      2,593         2,458           2,499
Net loss....................................   (1,373)    (1,914)       (1,921)         (2,071)
2000
Net investment income.......................  $   349     $  352       $   489         $   698
Total revenues..............................      364        651           159             768
Total benefits and expenses.................    1,878      1,021         2,389           1,405
Net loss....................................   (1,514)      (370)       (2,230)           (638)

Certain quarterly amounts presented in the table above have been reclassified to conform to the financial statement presentation included in the accompanying statements of operations.

                          AUDITED FINANCIAL STATEMENTS
                        THE SAGE VARIABLE LIFE ACCOUNT A

THE SAGE VARIABLE LIFE ACCOUNT A
Sage Life Assurance of America, Inc.
Year ended December 31, 2001

                      Sage Life Assurance of America, Inc.

                        The Sage Variable Life Account A

                                December 31, 2001


                                    CONTENTS

Report of Independent Auditors.............................................  1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity............................  2
Statements of Operations and Changes in Contract Owners' Equity............  3
Notes to Financial Statements.............................................. 17

                         Report of Independent Auditors

To the Board of Directors of
   Sage Life Assurance of America, Inc., and
   Contract Owners of The Sage Variable Life Account A

We have audited the accompanying statement of assets and contract owners' equity of The Sage Variable Life Account A (comprising, respectively, the Sage Advisors
- Money Market Fund, AIM - Government Securities Fund, AIM - Core Equity Fund, AIM - International Growth Fund, AIM - Premier Equity Fund, Alger - Income & Growth Fund, Alger - Mid Cap Growth Fund, Alger - Small Capitalization Fund, Colonial - High Yield Fund, Colonial - Small Cap Value Fund, Colonial - Strategic Income Fund, Colonial - US Growth & Income, INVESCO - Growth Fund, INVESCO - Financial Services Fund, INVESCO - Health Sciences Fund, INVESCO - Technology Fund, Liberty - All-Star Equity Fund, Liberty Newport Tiger Fund, MFS
- Total Return, MFS - High Income Fund, MFS - Investors Trust Fund, MFS - Research Funds, MFS - Capital Opportunities Series, Morgan Stanley - Mid Cap Value Fund, Morgan Stanley - Global Value Equity Fund, Morgan Stanley - Value Fund, Oppenheimer Bond Fund, Oppenheimer - Capital Appreciation Fund, Oppenheimer - Main Street Small Cap Growth Fund, Sage Advisors - EAFE Fund, Sage Advisors - S&P 500 Index Fund, Sage Advisors - All Cap Growth Fund, Sage Advisors - Nasdaq 100 Index Fund, Stein Roe - Global Utilities Fund, Stein Roe - Growth Stock Fund, Stein Roe - Balanced Fund, T. Rowe Price - Equity Income Fund, T. Rowe Price - Mid Cap Growth Fund, T. Rowe Price - Personal Strategy Balanced Fund), as of December 31, 2001, and the related statements of operations and changes in contract owners' equity for the year ended December 31, 2001. These financial statements are the responsibility of Sage Life Assurance of America, Inc.'s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sage Life Annuity Account A at December 31, 2001 and the results of its operations and changes in contract owners' equity for the year then ended, in conformity with accounting principles generally accepted in the United States.

March 29, 2002

                      Sage Life Assurance of America, Inc.
                        The Sage Variable Life Account A
                 Statement of Assets and Contract Owners' Equity
                                December 31, 2001

                         ASSETS                                                  CONTRACT OWNERS' EQUITY
INVESTMENTS
AIM Government Securities - 2,065 shares (cost $24,445)           $  23,814      AIM Government Securities              $  23,814
AIM Core Equity - 952 shares (cost $21,476)                          19,228      AIM Core Equity                           19,228
AIM International Growth -1,265 shares (cost $19,021)                18,856      AIM International Growth                  18,856
AIM Premier Equity - 2,228 shares (cost $58,579)                     52,034      AIM Premier Equity                        52,034
Alger Income & Growth - 601 shares (cost $6,023)                      6,353      Alger Income & Growth                      6,353
Alger Mid Cap Growth - 1,251 shares (cost $23,189)                   22,105      Alger Mid Cap Growth                      22,105
Alger Small Capitalization - 22 shares (cost $581)                      361      Alger Small Capitalization                   361
Colonial High Yield - 3,867 shares (cost $32,485)                    25,327      Colonial High Yield                       25,327
Colonial Small Cap Value - 56 shares (cost $600)                        652      Colonial Small Cap Value                     652
Colonial Strategic Income - 589 shares (cost $6,134)                  5,255      Colonial Strategic Income                  5,255
Colonial US Growth & Income - 35 shares (cost $713)                     543      Colonial US Growth & Income                  543
INVESCO Growth - 25 shares (cost $139)                                  190      INVESCO Growth                               190
INVESCO Financial Services - 185 shares (cost $2,006)                 2,293      INVESCO Financial Services                 2,293
INVESCO Health Sciences - 125 shares (cost $2,018)                    2,281      INVESCO Health Sciences                    2,281
INVESCO Technology - 89 shares (cost $1,029)                          1,363      INVESCO Technology                         1,363
Liberty All-Star Equity - 47 shares (cost $624)                         491      Liberty All-Star Equity                      491
Liberty Newport Tiger - 2,300 shares (cost $5,178)                    4,071      Liberty Newport Tiger                      4,071
MFS Capital Opportunities - 29 shares (cost $619)                       399      MFS Capital Opportunities                    399
MFS High Income - 1,275 shares (cost $11,636)                        11,752      MFS High Income                           11,752
MFS Investor's Trust - 28 shares (cost $598)                            477      MFS Investors Trust                          477
MFS Research - 198 shares (cost $2.641)                               2,833      MFS Research                               2,833
MFS Total Return - 1,394 shares (cost $26,272)                       25,944      MFS Total Return                          25,944
Morgan Stanley Global Value Equity  - 1,191 shares (cost                         Morgan Stanley Global Value
$14,102)                                                             14,367      Equity                                    14,367
Morgan Stanley MidCap - 39 shares (cost $649)                           568      Morgan Stanley MidCap                        568
Morgan Stanley Value - 430 shares (cost $5,331)                       5,496      Morgan Stanley Value                       5,496
Oppenheimer Bond - 2,229 shares (cost $24,927)                       24,987      Oppenheimer Bond                          24,987
Oppenheimer Capital Appreciation - 13 shares (cost $633)                479      Oppenheimer Capital Appreciation             479
Oppenheimer Main Street Small Cap - 47 shares (cost $582)               521      Oppenheimer Main Street Small Cap            521
Sage Advisors AllCap Growth- 64 shares (cost $582)                      420      Sage Advisors AllCap Growth                  420
Sage Advisors Money Market - 31,516 shares (cost $31,516)            31,516      Sage Advisors Money Market                31,516
Sage Advisors Nasdaq 100 Index - 4,985 shares (cost $24,077)         21,885      Sage Advisors Nasdaq 100 Index            21,885
Sage Advisors S&P 500 Index - 1,983 shares (cost $17,175)            17,729      Sage Advisors S&P 500 Index               17,729
Stein Roe Balanced - 20 shares (cost $288)                              279      Stein Roe Balanced                           279
Stein Roe Global Utilities - 42 shares (cost $664)                      453      Stein Roe Global Utilities                   453
Stein Roe Growth Stock - 14 shares (cost $655)                          395      Stein Roe Growth Stock                       395
T. Rowe Price Equity Income- 537 shares (cost $9,940)                10,272      T. Rowe Price Equity Income               10,272
T. Rowe Price Mid Cap -10 shares (cost $198)                            187      T. Rowe Price Mid Cap                        187
T. Rowe Price Personal Strategy Balanced - 26 shares (cost                       T. Rowe Price Personal Strategy
$420)                                                                   381      Balanced                                     381
                                                                   --------           -----------------------------      --------
     TOTAL ASSETS                                                  $356,557           TOTAL CONTRACT OWNERS' EQUITY      $356,557
                                                                   ========                                              ========

See notes to financial statements.

                      Sage Life Assurance of America, Inc.

                        The Sage Variable Life Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                          Year ended December 31, 2001

                                                                                        SUB-ACCOUNT
                                                                         ---------------------------------------------
                                                                            AIM             AIM              AIM
                                                                         GOVERNMENT         CORE         INTERNATIONAL
                                                                         SECURITIES        EQUITY           GROWTH
                                                                         ----------        ------           ------
Income:
   Dividends                                                           $         670    $        10     $       549
Expenses:
   Contract charges and fees                                                    (151)          (219)           (118)
                                                                       -------------    -----------     -----------
Net investment income (loss)                                                     519           (209)            431

Net realized gain (loss)                                                         107           (505)           (702)
Unrealized gain (loss)                                                          (609)        (2,185)           (130)
                                                                       -------------    -----------     -----------
Net increase (decrease) in contract owners' equity from operations                17         (2,899)           (401)

Changes from principal transactions:

   Purchase payments                                                           5,795          2,248           8,574
   Transfers among sub accounts and to/from fixed account                     17,387         19,356          10,122
   Death claims                                                                    -              -               -
   Withdrawals                                                                     -              -               -
                                                                       -------------    -----------     -----------
Net increase (decrease) in contract owners' equity from principal
   transactions                                                               23,182         21,604          18,696
                                                                       -------------    -----------     -----------
Total increase (decrease) in contract
   owners' equity                                                             23,199         18,705          18,295
Contract owners' equity at beginning of period                                   615            523             561
                                                                       -------------    -----------     -----------
Contract owners' equity at end of period                               $      23,814    $    19,228     $    18,856
                                                                       =============    ===========     ===========

During 2001, AIM Growth & Income Fund had a name change to AIM Core Equity Fund and AIM International Equity Fund changed to AIM International Growth Fund.

See notes to financial statements.

                      Sage Life Assurance of America, Inc.

                        The Sage Variable Life Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                          Year ended December 31, 2001

                                                                                 SUB-ACCOUNT
                                                                        ----------------------------------
                                                                         AIM         ALGER          ALGER
                                                                        PREMIER      GROWTH &       MIDCAP
                                                                        EQUITY       INCOME         GROWTH
                                                                        ------       ------         ------
Income:
   Dividends                                                        $      1,118  $         38    $      2,847
Expenses:
   Contract charges and fees                                                (761)          (50)           (277)
                                                                    ------------  ------------    ------------
Net investment income (loss)                                                 357           (12)          2,570

Net realized gain (loss)                                                    (179)         (292)         (1,897)
Unrealized gain (loss)                                                    (6,408)          317            (968)
                                                                    ------------  ------------    ------------
Net increase (decrease) in contract owners' equity from operations        (6,230)           13            (295)

Changes from principal transactions:

   Purchase payments                                                       4,680         2,248           6,583
   Transfers among sub accounts and to/from fixed account                 53,024         3,512          15,260
   Death claims                                                                -             -               -
   Withdrawals                                                                 -             -               -
                                                                    ------------  ------------    ------------
Net increase (decrease) in contract owners' equity from principal
   transactions                                                           57,704         5,760          21,843
                                                                    ------------  ------------    ------------
Total increase (decrease) in contract owners' equity                      51,474         5,773          21,548
Contract owners' equity at beginning
   of period                                                                 560           580             557
                                                                    ------------  ------------    ------------
Contract owners' equity at end
   of period                                                        $     52,034  $      6,353    $     22,105
                                                                    ============  ============    ============

During 2001, AIM Value Fund had a name change to AIM Premier Equity Fund.

See notes to financial statements.

                      Sage Life Assurance of America, Inc.

                        The Sage Variable Life Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                          Year ended December 31, 2001

                                                                                        SUB-ACCOUNT
                                                                        -----------------------------------------
                                                                                                        COLONIAL
                                                                          ALGER SMALL     COLONIAL      SMALL CAP
                                                                        CAPITALIZATION   HIGH YIELD      VALUE
                                                                         -------------  ------------  -----------
Income:
   Dividends                                                             $         -    $      2,707  $         9
Expenses:
   Contract charges and fees                                                       (9)          (467)         (15)
                                                                         -------------  ------------  -----------
Net investment income (loss)                                                       (9)         2,240           (6)

Net realized gain (loss)                                                           (9)          (233)           -
Unrealized gain (loss)                                                           (145)        (7,106)          38
                                                                         -------------  ------------  -----------
Net increase (decrease) in contract owners' equity from operations               (163)        (5,099)          32

Changes from principal transactions:

   Purchase payments                                                                -          3,029            -
   Transfers among sub accounts and to/from fixed account                           -         26,813            -
   Death claims                                                                     -              -            -
   Withdrawals                                                                      -              -            -
                                                                         ------------   ------------  -----------
Net increase (decrease) in contract owners' equity from principal
   transactions                                                                     -         29,842            -
                                                                         ------------   ------------  -----------
Total increase (decrease) in contract owners' equity
                                                                                 (163)        24,743           32
Contract owners' equity at beginning
   of period                                                                      524            584          620
                                                                         -------------  ------------  -----------
Contract owners' equity at end of period                                 $        361    $    25,327   $      652
                                                                         =============  ============  ===========

See notes to financial statements.

                      Sage Life Assurance of America, Inc.

                        The Sage Variable Life Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                          Year ended December 31, 2001

                                                                                  SUB-ACCOUNT
                                                                      ----------------------------------
                                                                       COLONIAL     COLONIAL
                                                                      STRATEGIC    US GROWTH     INVESCO
                                                                        INCOME      & INCOME     GROWTH
                                                                       -------      -------      -------
Income:
   Dividends                                                           $   504      $    86      $     1
Expenses:
   Contract charges and fees                                               (99)         (14)          (2)
                                                                       -------      -------      -------
Net investment income (loss)                                               405           72           (1)

Net realized gain (loss)                                                   (76)          (5)         (28)
Unrealized gain (loss)                                                    (822)        (125)         (31)
                                                                       -------      -------      -------
Net increase (decrease) in contract owners' equity from operations        (493)         (58)         (60)

Changes from principal transactions:

   Purchase payments                                                        --           --           --
   Transfers among sub accounts and to/from fixed account                5,143           --          250
   Death claims                                                             --           --           --
   Withdrawals                                                              --           --           --
                                                                       -------      -------      -------
Net increase (decrease) in contract owners' equity from principal
   transactions                                                          5,143           --          250
                                                                       -------      -------      -------
Total increase (decrease) in contract owners' equity                     4,650          (58)         190
Contract owners' equity at beginning
   of period                                                               605          601           --
                                                                       -------      -------      -------
Contract owners' equity at end of period                               $ 5,255      $   543      $   190
                                                                       =======      =======      =======

During 2001, Colonial US Stock Fund had a name change to Colonial US Growth & Income Fund and INVESCO Blue Chip Growth Fund changed to INVESCO Growth Fund. INVESCO Blue Chip Growth Fund had an inception date of May 25, 2001.

See notes to financial statements.

                      Sage Life Assurance of America, Inc.

                        The Sage Variable Life Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                          Year ended December 31, 2001

                                                                                  SUB-ACCOUNT
                                                                      ------------------------------------
                                                                       INVESCO      INVESCO
                                                                      FINANCIAL      HEALTH      INVESCO
                                                                      SERVICES      SCIENCES    TECHNOLOGY
                                                                       -------      -------      -------
Income:
   Dividends                                                           $    10      $     8      $    --
Expenses:
   Contract charges and fees                                               (14)         (15)          (9)
                                                                       -------      -------      -------
Net investment income (loss)                                                (4)          (7)          (9)

Net realized gain (loss)                                                   (16)         (23)         (22)
Unrealized gain (loss)                                                     265          262          245
                                                                       -------      -------      -------
Net increase (decrease) in contract owners' equity from operations         245          232          214

Changes from principal transactions:

   Purchase payments                                                        --           --           --
   Transfers among sub accounts and to/from fixed account                2,048        2,049        1,149
   Death claims                                                             --           --           --
   Withdrawals                                                              --           --           --
                                                                       -------      -------      -------
Net increase (decrease) in contract owners' equity from principal
   transactions                                                          2,048        2,049        1,149
                                                                       -------      -------      -------

Total increase (decrease) in contract owners' equity                     2,293        2,281        1,363
Contract owners' equity at beginning
   of period                                                                --           --           --
                                                                       -------      -------      -------
Contract owners' equity at end of period                               $ 2,293      $ 2,281      $ 1,363
                                                                       =======      =======      =======

INVESCO Financial Services Fund, INVESCO Health Sciences Fund and INVESCO Technology Fund had an inception date of May 25, 2001.

See notes to financial statements.

                      Sage Life Assurance of America, Inc.

                        The Sage Variable Life Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                          Year ended December 31, 2001

                                                                                  SUB-ACCOUNT
                                                                    ----------------------------------------
                                                                                    LIBERTY
                                                                    LIBERTY ALL     NEWPORT      MFS CAPITAL
                                                                    STAR EQUITY      TIGER     OPPORTUNITIES
                                                                       -------      -------      -------
Income:
   Dividends                                                           $    11      $    35      $    39
Expenses:
   Contract charges and fees                                               (12)         (86)         (11)
                                                                       -------      -------      -------
Net investment income (loss)                                                (1)         (51)          28

Net realized gain (loss)                                                    (6)         (31)          (9)
Unrealized gain (loss)                                                     (80)      (1,063)        (154)
                                                                       -------      -------      -------

Net increase (decrease) in contract owners' equity from operations         (87)      (1,145)        (135)

Changes from principal transactions:

   Purchase payments                                                        --        1,650           --
   Transfers among sub accounts and to/from fixed account                   --        3,002           --
   Death claims                                                             --           --           --
   Withdrawals                                                              --           --           --
                                                                       -------      -------      -------
Net increase (decrease) in contract owners' equity from principal
   transactions                                                             --        4,652           --
                                                                       -------      -------      -------
Total increase (decrease) in contract owners' equity                       (87)       3,507         (135)
Contract owners' equity at beginning
   of period                                                               578          564          534
                                                                       -------      -------      -------
Contract owners' equity at end of period                               $   491      $ 4,071      $   399
                                                                       =======      =======      =======

During 2001, Colonial Newport Tiger Fund had a name change to Liberty Newport Tiger Fund.

See notes to financial statements.

                      Sage Life Assurance of America, Inc.

                        The Sage Variable Life Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                          Year ended December 31, 2001

                                                                                   SUB-ACCOUNT
                                                                       ------------------------------------
                                                                                        MFS
                                                                       MFS HIGH      INVESTORS        MFS
                                                                        INCOME         TRUST       RESEARCH
                                                                       --------      --------      --------
Income:
   Dividends                                                           $     49      $     16      $     61
Expenses:
   Contract charges and fees                                               (144)          (12)          (22)
                                                                       --------      --------      --------
Net investment income (loss)                                                (95)            4            39

Net realized gain (loss)                                                    (79)           (5)         (287)
Unrealized gain (loss)                                                      102          (103)          235
                                                                       --------      --------      --------
Net increase (decrease) in contract owners' equity from operations          (72)         (104)          (13)

Changes from principal transactions:

   Purchase payments                                                        433            --         1,365
   Transfers among sub accounts and to/from fixed account                10,811            --           943
   Death claims                                                              --            --            --
   Withdrawals                                                               --            --            --
                                                                       --------      --------      --------
Net increase (decrease) in contract owners' equity from principal
   transactions                                                          11,244            --         2,308
                                                                       --------      --------      --------
Total increase (decrease) in contract owners' equity                     11,172          (104)        2,295
Contract owners' equity at beginning
   of period                                                                580           581           538
                                                                       --------      --------      --------
Contract owners' equity at end of period                               $ 11,752      $    477      $  2,833
                                                                       ========      ========      ========

During 2001, MFS Growth & Income Fund had a name change to MFS Investors Trust Fund.

See notes to financial statements.

                      Sage Life Assurance of America, Inc.

                        The Sage Variable Life Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                          Year ended December 31, 2001

                                                                                   SUB ACCOUNT
                                                                       ------------------------------------
                                                                                      MORGAN        MORGAN
                                                                                      STANLEY       STANLEY
                                                                       MFS TOTAL      GLOBAL        MIDCAP
                                                                        RETURN      VALUE EQUITY    VALUE
                                                                       --------      --------      --------
Income:
   Dividends                                                           $    596      $    153      $      1
Expenses:
   Contract charges and fees                                               (433)          (86)          (15)
                                                                       --------      --------      --------
Net investment income (loss)                                                163            67           (14)
Net realized gain (loss)                                                   (389)         (275)           (6)
Unrealized gain (loss)                                                     (163)          240           (12)
                                                                       --------      --------      --------
Net increase (decrease) in contract owners' equity from operations         (389)           32           (32)

Changes from principal transactions:

   Purchase payments                                                         --         5,877            --
   Transfers among sub accounts and to/from fixed account                25,716         7,825            --
   Death claims                                                              --            --            --
   Withdrawals                                                               --            --            --
                                                                       --------      --------      --------
Net increase (decrease) in contract owners' equity from principal
   transactions                                                          25,716        13,702            --
                                                                       --------      --------      --------

Total increase (decrease) in contract owners' equity                     25,327        13,734           (32)
Contract owners' equity at beginning
   of period                                                                617           633           600
                                                                       --------      --------      --------
Contract owners' equity at end of period                               $ 25,944      $ 14,367      $    568
                                                                       ========      ========      ========

See notes to financial statements.

                      Sage Life Assurance of America, Inc.

                        The Sage Variable Life Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                          Year ended December 31, 2001

                                                                                    SUB-ACCOUNT
                                                                       --------------------------------------
                                                                        MORGAN                    OPPENHEIMER
                                                                       STANLEY      OPPENHEIMER     CAPITAL
                                                                        VALUE          BOND      APPRECIATION
                                                                       --------      --------      --------
Income:
   Dividends                                                           $    211      $    177      $     52
Expenses:
   Contract charges and fees                                                (39)         (263)          (12)
                                                                       --------      --------      --------
Net investment income (loss)                                                172           (86)           40

Net realized gain (loss)                                                    (71)           76            (7)
Unrealized gain (loss)                                                       87            33          (115)
                                                                       --------      --------      --------
Net increase (decrease) in contract owners' equity from operations          188            23           (82)

Changes from principal transactions:

   Purchase payments                                                      2,389         4,154            --
   Transfers among sub accounts and to/from fixed account                 2,274        20,197            --
   Death claims                                                              --            --            --
   Withdrawals                                                               --            --            --
                                                                       --------      --------      --------
Net increase (decrease) in contract owners' equity from principal
   transactions                                                           4,663        24,351            --
                                                                       --------      --------      --------

Total increase (decrease) in contract owners' equity                      4,851        24,374           (82)
Contract owners' equity at beginning
   of period                                                                645           613           561
                                                                       --------      --------      --------
Contract owners' equity at end of period                               $  5,496      $ 24,987      $    479
                                                                       ========      ========      ========

During 2001, Morgan Stanley Large Value Fund had a name change to Morgan Stanley Value Fund.

See notes to financial statements.

                      Sage Life Assurance of America, Inc.

                        The Sage Variable Life Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                          Year ended December 31, 2001

                                                                               SUB-ACCOUNT
                                                                    --------------------------------
                                                                                              SAGE
                                                                    OPPENHEIMER   SAGE      ADVISORS
                                                                    MAIN STREET  ADVISORS    ALLCAP
                                                                     SMALL CAP    EAFE       GROWTH
                                                                       -----      -----      ------
Income:
   Dividends                                                           $  --      $  --      $  --
Expenses:
   Contract charges and fees                                             (11)        (4)       (10)
                                                                       -----      -----      ------
Net investment income (loss)                                             (11)        (4)       (10)

Net realized gain (loss)                                                  (5)       (97)        (7)
Unrealized gain (loss)                                                     2         56        (76)
                                                                       -----      -----      ------
Net increase (decrease) in contract owners' equity from operations       (14)       (45)       (93)

Changes from principal transactions:

   Purchase payments                                                      --         --         --
   Transfers among sub accounts and to/from fixed account                 --       (544)        --
   Death claims                                                           --         --         --
   Withdrawals                                                            --         --         --
                                                                       -----      -----      ------
Net increase (decrease) in contract owners' equity from principal
   transactions                                                           --       (544)        --
                                                                       -----      -----      ------
Total increase (decrease) in contract owners' equity                     (14)      (589)       (93)
Contract owners' equity at beginning
   of period                                                             535        589        513
                                                                       -----      -----      ------
Contract owners' equity at end of period                               $ 521      $  --      $ 420
                                                                       =====      =====      ======

During 2001, Oppenheimer Small Cap Fund had a name change to Oppenheimer Main Street Small Cap Fund and Sage Advisors Eagle AllCap Fund changed to Sage Advisors AllCap Growth Fund.

The Sage Advisors Eagle AllCap Fund had an inception date of September 18, 2000.

See notes to financial statements.

                      Sage Life Assurance of America, Inc.

                        The Sage Variable Life Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                          Year ended December 31, 2001

                                                                                     SUB-ACCOUNT
                                                                        --------------------------------------
                                                                          SAGE           SAGE          SAGE
                                                                        ADVISORS       ADVISORS      ADVISORS
                                                                         MONEY       NASDAQ 100       S&P 500
                                                                         MARKET         INDEX         INDEX
                                                                       ---------      ---------      ---------
Income:
   Dividends                                                           $     416      $      --      $     191
Expenses:
   Contract charges and fees                                                (453)          (296)          (114)
                                                                       ---------      ---------      ---------
Net investment income (loss)                                                 (37)          (296)            77

Net realized gain (loss)                                                      --           (307)          (554)
Unrealized gain (loss)                                                       (46)        (2,080)           530
                                                                       ---------      ---------      ---------
Net increase (decrease) in contract owners' equity from operations           (83)        (2,683)            53

Changes from principal transactions:

   Purchase payments                                                     181,376          3,942          6,868
   Transfers among sub accounts and to/from fixed account               (150,381)        20,188         10,250
   Death claims                                                               --             --             --
   Withdrawals                                                                --             --             --
                                                                       ---------      ---------      ---------
Net increase (decrease) in contract owners' equity from principal
   transactions                                                           30,995         24,130         17,118
                                                                       ---------      ---------      ---------
Total increase (decrease) in contract owners' equity                      30,912         21,447         17,171
Contract owners' equity at beginning
   of period                                                                 604            438            558
                                                                       ---------      ---------      ---------
Contract owners' equity at end of period                               $  31,516      $  21,885      $  17,729
                                                                       =========      =========      =========

The Sage Advisors Nasdaq 100 Index Fund had an inception date of September 18, 2000.

See notes to financial statements.

                      Sage Life Assurance of America, Inc.

                        The Sage Variable Life Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                          Year ended December 31, 2001

                                                                               SUB-ACCOUNT
                                                                     --------------------------------
                                                                                STEIN ROE   STEIN ROE
                                                                     STEIN ROE    GLOBAL     GROWTH
                                                                     BALANCED   UTILITIES    STOCK
                                                                       -----      -----      -----
Income:
   Dividends                                                           $  36      $  24      $  77
Expenses:
   Contract charges and fees                                             (10)       (12)       (10)
                                                                       -----      -----      -----
Net investment income (loss)                                              26         12         67

Net realized gain (loss)                                                (111)        (6)       (11)
Unrealized gain (loss)                                                    35       (111)      (197)
                                                                       -----      -----      -----
Net increase (decrease) in contract owners' equity from operations       (50)      (105)      (141)

Changes from principal transactions:

   Purchase payments                                                      --         --         --
   Transfers among sub accounts and to/from fixed account               (250)        --         --
   Death claims                                                           --         --         --
   Withdrawals                                                            --         --         --
                                                                       -----      -----      -----
Net increase (decrease) in contract owners' equity from principal
   transactions                                                         (250)        --         --
                                                                       -----      -----      -----
Total increase (decrease) in contract owners' equity                    (300)      (105)      (141)
Contract owners' equity at beginning
   of period                                                             579        558        536
                                                                       -----      -----      -----
Contract owners' equity at end of period                               $ 279      $ 453      $ 395
                                                                       =====      =====      =====

See notes to financial statements.

                      Sage Life Assurance of America, Inc.

                        The Sage Variable Life Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                          Year ended December 31, 2001

                                                                                  SUB-ACCOUNT
                                                                        -----------------------------------
                                                                                                   T. ROWE
                                                                        T. ROWE                     PRICE
                                                                         PRICE       T. ROWE       PERSONAL
                                                                        EQUITY       PRICE         STRATEGY
                                                                        INCOME       MID CAP       BALANCED
                                                                       --------      --------      --------
Income:
   Dividends                                                           $    209      $     --      $     10
Expenses:
   Contract charges and fees                                               (115)           (4)           (9)
                                                                       --------      --------      --------
Net investment income (loss)                                                 94            (4)            1

Net realized gain (loss)                                                    (52)           (1)           (2)
Unrealized gain (loss)                                                      392             2            (1)
                                                                       --------      --------      --------

Net increase (decrease) in contract owners' equity from operations          434            (3)           (2)

Changes from principal transactions:

   Purchase payments                                                         --            --            --
   Transfers among sub accounts and to/from fixed account                 9,640            --            --
   Death claims                                                              --            --            --
   Withdrawals                                                               --            --            --
                                                                       --------      --------      --------
Net increase (decrease) in contract owners' equity from principal
   transactions                                                           9,640            --            --
                                                                       --------      --------      --------
Total increase (decrease) in contract owners' equity                     10,074            (3)           (2)
Contract owners' equity at beginning
   of period                                                                198           190           383
                                                                       --------      --------      --------
Contract owners' equity at end of period                               $ 10,272      $    187      $    381
                                                                       ========      ========      ========

During 2001, T. Rowe Price Personal Strategy Fund had a name change to T. Rowe Price Personal Strategy Balanced Fund.


See notes to financial statements.

                      Sage Life Assurance of America, Inc.

                        The Sage Variable Life Account A

                     Statements of Operations and Changes in
                             Contract Owners' Equity

                          Year ended December 31, 2001

                                                                                     TOTAL
                                                                                   ---------
Income:
   Dividends                                                                       $  10,921
Expenses:
   Contract charges and fees                                                          (4,403)
                                                                                   ---------
Net investment income (loss)                                                           6,518

Net realized gain (loss)                                                              (6,122)
Unrealized gain (loss)                                                               (19,889)
                                                                                   ---------
Net increase (decrease) in contract owners' equity from operations                   (19,493)

Changes from principal transactions:

   Purchase payments                                                                 241,211
   Transfers among sub accounts and to/from fixed account                            115,784
   Death claims                                                                           --
   Withdrawals                                                                            --
                                                                                   ---------
Net increase (decrease) in contract owners' equity from principal transactions       356,995
                                                                                   ---------
Total increase (decrease) in contract owners' equity                                 337,502
Contract owners' equity at beginning of period                                        19,055
                                                                                   ---------
Contract owners' equity at end of period                                           $ 356,557
                                                                                   =========

See notes to financial statements.

                      Sage Life Assurance of America, Inc.

                        The Sage Variable Life Account A

                          Notes to Financial Statements

                                December 31, 2001


1. ORGANIZATION

The Sage Life Assurance of America Variable Life Account A (the "Account") is a separate investment account of Sage Life Assurance of America, Inc. (the "Company"). The Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a unit investment trust. The variable life insurance products of the Company are distributed through Sage Distributors, Inc., an affiliated broker/dealer. The Account commenced operations February 19, 1999.

At December 31, 2001, the Account consisted of 38 variable fund investments, each of which invests only in a single corresponding portfolio offered by various fund managers. The Account and each portfolio are administered and accounted for as part of the business of the Company, but the investment income and capital gains and losses of each portfolio are identified with the assets held for that portfolio in accordance with the terms of the contracts, without regard to investment income and capital gains and losses arising out of any other business the Company may conduct.

2. VALUATION OF INVESTMENTS

The fair value of the investments in the variable sub-accounts is based on the net asset values of the fund shares held at the end of the year. Transactions are accounted for on the trade date and dividend income is recognized on an accrual basis. Realized gains and losses on sales of investments are determined on a specific identification basis.

3. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                      Sage Life Assurance of America, Inc.

                        The Sage Variable Life Account A

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

4. INCOME TAXES

The Company does not expect to incur any federal income tax liability on earnings, or realized capital gains attributable to the Account; therefore, no charges for federal income taxes are currently deducted from the Account. If the Company incurs income taxes attributable to the Account, or determines that such taxes will be incurred, it may make a charge for such taxes against the Account.

5. DIVERSIFICATION REQUIREMENTS

Section 817(h) of the Internal Revenue Code provides that, in order to qualify as a variable life insurance contract, the contract must have an "adequately diversified" segregated asset account (including investments in a mutual fund by the segregated asset account of the insurance companies). If the diversification requirements under the Internal Revenue Code are not met and the contract is not treated as a variable life insurance product, the taxpayer will be subject to income tax on the annual gain in the contract. The Treasury Department's regulations prescribe the diversification requirements for variable life insurance contracts. The Company believes the underlying mutual fund portfolios have complied with the terms of these regulations.

                      Sage Life Assurance of America, Inc.

                        The Sage Variable Life Account A

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. PURCHASES AND SALES OF INVESTMENTS

The following table shows aggregate cost of shares purchased and the cost basis and proceeds of sales for each sub-account for the year ended December 31, 2001:

                                               PURCHASES  COST OF SALES  PROCEEDS
                                               --------    --------      --------
AIM - Government Securities                    $ 26,265    $  2,447      $  2,554
AIM - Core Equity                                22,545       1,683         1,178
AIM - International Growth                       22,394       4,009         3,307
AIM - Premier Equity                             58,885         929           750
Alger - Income & Growth                           6,689       1,264           972
Alger - MidCap Growth                            26,341       3,749         1,852
Alger - Small Capitalization                          6          22            13
Colonial - High Yield                            34,998       3,168         2,935
Colonial - Small Cap Value                           19          23            23
Colonial - Strategic Income                       8,150       2,673         2,597
Colonial - US Growth & Income                        94          26            21
INVESCO - Growth                                    583         445           417
INVESCO - Financial Services                      2,520         514           498
INVESCO - Health Sciences                         2,529         511           488
INVESCO - Technology                              1,485         456           434
Liberty - All-Star Equity                            19          24            18
Liberty - Newport Tiger                           4,697         122            91
MFS - Capital Opportunities                          45          24            15
MFS - High Income                                11,989         952           873
MFS - Investors Trust                                23          23            18
MFS - Research                                    2,979         935           648
MFS - Total Return                               38,826      13,151        12,762
Morgan Stanley - Global Value Equity             16,912       3,450         3,175
Morgan Stanley - MidCap Value                         9          25            19
Morgan Stanley - Value                            6,245       1,527         1,456
Oppenheimer - Bond                               31,901       7,572         7,648
Oppenheimer - Capital Appreciation                   60          25            18
Oppenheimer - Main Street Small Cap                   7          23            18
Sage Advisors - EAFE Index                            1         641           544
Sage Advisors - AllCap Growth                         6          22            15
Sage Advisors - Money Market                    290,314     259,402       259,402
Sage Advisors - Nasdaq 100 Index                 24,076         597           290
Sage Advisors - S&P 500 Index                    19,970       3,415         2,861
Stein Roe - Balanced                                526         836           725
Stein Roe - Global Utilities                         30          25            19
Stein Roe - Growth Stock                             85          26            15
T. Rowe Price - Equity Income                    12,222       2,491         2,439
T. Rowe Price - Mid Cap Growth                        3           8             7
T. Rowe Price - Personal Strategy Balanced           17          16            14
                                               --------    --------      --------
                                               $674,465    $317,251      $311,129
                                               ========    ========      ========

                      Sage Life Assurance of America, Inc.

                        The Sage Variable Life Account A

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. CHANGES IN UNITS OUTSTANDING

                                             AIM          AIM         AIM           AIM         ALGER        ALGER
                                          GOVERNMENT      CORE    INTERNATIONAL   PREMIER     INCOME &       MIDCAP
                                          SECURITIES     EQUITY      GROWTH        EQUITY      GROWTH        GROWTH
                                           -------      -------      -------      -------      -------      -------
UNITS OUTSTANDING AT JANUARY 1, 2001       $    59      $    63      $    63      $    61      $    63      $    62
Units purchased                                537          344        1,239          537          282          795
Units transferred between Sub-Accounts       1,575        2,604        1,493        6,013          460        1,812
Units sold                                     (14)         (33)         (17)         (95)          (6)         (35)
                                           -------      -------      -------      -------      -------      -------
UNITS OUTSTANDING AT DECEMBER 31, 2001     $ 2,157      $ 2,978      $ 2,778      $ 6,516      $   799      $ 2,634
                                           =======      =======      =======      =======      =======      =======

                                            ALGER                    COLONIAL     COLONIAL    COLONIAL
                                            SMALL       COLONIAL    SMALL CAP    STRATEGIC   US GROWTH &    INVESCO
                                       CAPITALIZATION  HIGH YIELD     VALUE        INCOME       INCOME      GROWTH
                                           -------      -------      -------      -------      -------      -------
UNITS OUTSTANDING AT JANUARY 1, 2001       $    65      $    62      $    60      $    61      $    60      $    --
Units purchased                                 --          298           --           --           --           --
Units transferred between Sub-Accounts          --        2,745           --          507           (1)          27
Units sold                                      (1)         (50)          (2)         (10)          (1)          --
                                           -------      -------      -------      -------      -------      -------
UNITS OUTSTANDING AT DECEMBER 31, 2001     $    64      $ 3,055      $    58      $   558      $    58      $    27
                                           =======      =======      =======      =======      =======      =======

                                          INVESCO     INVESCO              LIBERTY    LIBERTY      MFS
                                         FINANCIAL    HEALTH    INVESCO    ALL-STAR   NEWPORT    CAPITAL
                                          SERVICES    SCIENCES TECHNOLOGY   EQUITY     TIGER  OPPORTUNITIES
                                           -----      -----      -----      -----      -----      -----
UNITS OUTSTANDING AT JANUARY 1, 2001       $  --      $  --      $  --      $  59      $  61      $  61
Units purchased                               --         --         --         --        185         --
Units transferred between Sub-Accounts       238        223        192         --        312         --
Units sold                                    (2)        (1)        (1)        (1)       (11)        (2)
                                           -----      -----      -----      -----      -----      -----
UNITS OUTSTANDING AT DECEMBER 31, 2001     $ 236      $ 222      $ 191      $  58      $ 547      $  59
                                           =====      =====      =====      =====      =====      =====

                                                                                               MORGAN     MORGAN STANLEY
                                             MFS          MFS                       MFS        STANLEY       MIDCAP
                                             HIGH      INVESTORS       MFS         TOTAL     GLOBAL VALUE    VALUE
                                            INCOME       TRUST       RESEARCH      RETURN      EQUITY
                                           -------      -------      -------      -------      -------      -------
UNITS OUTSTANDING AT JANUARY 1, 2001       $    62      $    60      $    62      $    58      $    58      $    62
Units purchased                                 44           --          205           --          579           --
Units transferred between Sub-Accounts       1,138           (2)         148        2,432          787           --
Units sold                                     (15)          --           (3)         (41)          (8)          (2)
                                           -------      -------      -------      -------      -------      -------
UNITS OUTSTANDING AT DECEMBER 31, 2001     $ 1,229      $    58      $   412      $ 2,449      $ 1,416      $    60
                                           =======      =======      =======      =======      =======      =======

                      Sage Life Assurance of America, Inc.

                        The Sage Variable Life Account A

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. CHANGES IN UNITS OUTSTANDING (CONTINUED)

                                           MORGAN                  OPPENHEIMER  OPPENHEIMER     SAGE         SAGE
                                           STANLEY    OPPENHEIMER    CAPITAL    MAIN STREET    ADVISORS     ADVISORS
                                            VALUE        BOND      APPRECIATION  SMALL CAP   ALLCAP GROWTH   EAFE
                                           -------      -------      -------      -------      -------      -----
UNITS OUTSTANDING AT JANUARY 1, 2001       $    55      $    60      $    61      $    63      $    66      $    60
Units purchased                                206          380           --           --           --           --
Units transferred between Sub-Accounts         204        1,853           --           --           --          (60)
Units sold                                      (3)         (24)          (1)          (3)          (1)          --
                                           -------      -------      -------      -------      -------      -----
UNITS OUTSTANDING AT DECEMBER 31, 2001     $   462      $ 2,269      $    60      $    60      $    65      $    --
                                           =======      =======      =======      =======      =======      =====

                                                                           SAGE
                                                         SAGE ADVISORS-  ADVISORS-                   STEIN ROE -
                                         SAGE ADVISORS     NASDAQ 100    SAP 100       STEIN ROE -    GLOBAL      STEIN ROE -
                                          MONEY MARKET     INDEX          INDEX        BALANCED      UTILITIES      GROWTH
                                           --------        --------      --------      --------      --------      --------
UNITS OUTSTANDING AT JANUARY 1, 2001       $     59        $     66      $     60      $     60      $     62      $     65
Units purchased                              17,522             740           849            --            --            --
Units transferred between Sub-Accounts      (14,536)          4,171         1,309           (27)           --            --
Units sold                                      (43)            (67)          (14)           (1)           (1)           (2)
                                           --------        --------      --------      --------      --------      --------
UNITS OUTSTANDING AT DECEMBER 31, 2001     $  3,002        $  4,910      $  2,204      $     32      $     61      $     63
                                           ========        ========      ========      ========      ========      ========

                                                                      T. ROWE
                                            T. ROWE                   PERSONAL
                                            EQUITY        T. ROWE     STRATEGY
                                            INCOME        MID CAP     BALANCED       TOTAL
                                           --------      --------     --------      --------
UNITS OUTSTANDING AT JANUARY 1, 2001       $     19      $     20     $     40      $  2,038
Units purchased                                  --            --           --        24,742
Units transferred between Sub-Accounts          924            --           --        16,541
Units sold                                      (11)           --           (1)         (523)
                                           --------      --------     --------      --------
UNITS OUTSTANDING AT DECEMBER 31, 2001     $    932      $     20     $     39      $ 42,798
                                           ========      ========     ========      ========

                      Sage Life Assurance of America, Inc.

                        The Sage Variable Life Account A

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. CONDENSED FINANCIAL INFORMATION

The Company sells a variable life product with current contract charges of 1.80% of the net asset value of each sub-account. The following table summarizes the units and unit values at December 31, 2001 and the annualized gross investment income ratios and total returns for each sub-account.

                                                      DECEMBER 31, 2001   INVESTMENT     TOTAL
                                               UNITS     UNIT  VALUE     INCOME RATIO   RETURNS
                                               -----      ------            ------        -----
AIM Government Securities                      2,157      $11.04            10.21%        5.66%
AIM Core Equity                                2,978        6.46             0.10%      -18.34%
AIM International Growth                       2,778        6.79            10.47%      -22.49%
AIM Premier Equity                             6,516        7.99             3.47%       -9.55%
Alger Income & Growth                            799        7.95             1.82%      -11.38%
Alger MidCap Growth                            2,634        8.39            25.56%       -0.99%
Alger Small Capitalization                        64        5.65             0.05%      -22.81%
Colonial High Yield                            3,055        8.29            14.04%       -2.80%
Colonial Small Cap Value                          58       11.17             1.58%       13.42%
Colonial Strategic Income                        558        9.42            13.08%        3.35%
Colonial US Growth & Income                       58        9.31            16.04%       -0.06%
INVESCO Growth                                    27        7.08             0.76%      -29.54%
INVESCO Financial Services                       236        9.71             0.74%       -6.64%
INVESCO Health Sciences                          222       10.27             0.57%       -0.59%
INVESCO Technology                               191        7.13             0.00%      -29.27%
Liberty All-Star Equity                           58        8.53             2.28%      -10.06%
Liberty Newport Tiger                            547        7.44             0.99%      -17.35%
MFS Capital Opportunities                         59        6.71             9.38%      -19.77%
MFS High Income                                1,229        9.56             0.94%        1.94%
MFS Investors Trust                               58        8.18             3.39%      -13.57%
MFS Research                                     412        6.88             6.33%      -17.48%
MFS Total Return                               2,449       10.59             3.60%        0.76%
Morgan Stanley Global Value Equity             1,416       10.21             3.90%       -6.54%
Morgan Stanley MidCap                             60        9.44             0.13%        0.94%
Morgan Stanley Value                             462       11.90            13.07%        4.50%
Oppenheimer Bond                               2,269       11.01             1.67%        6.93%
Oppenheimer Capital Appreciation                  60        8.01            11.19%       -9.51%
Oppenheimer Main Street Small Cap Growth          60        8.50             0.00%        6.97%
Sage Advisors AllCap Growth                       65        6.50             0.00%      -10.72%
Sage Advisors Money Market                     3,002       10.50             2.85%        3.38%
Sage Advisors Nasdaq 100 Index                 4,910        4.46             0.00%      -26.22%
Sage Advisors S&P 500 Index                    2,204        8.05             3.83%       -9.73%
Stein Roe Balanced                                32        8.70             8.91%       -7.89%
Stein Roe Global Utilities                        61        7.45             5.04%      -11.62%
Stein Roe Growth Stock                            63        6.24            18.98%      -20.69%
T. Rowe Price Equity Income                      932       11.04             4.29%        2.04%
T. Rowe Price Mid Cap                             20        9.52             0.18%        4.82%
T. Rowe Price Personal Strategy Balanced          39        9.90             2.89%       -1.46%

                                   APPENDIX A
================================================================================

                        MORE INFORMATION ABOUT THE FUNDS

1.   Investment Objectives and Strategies:

     Below are the investment objectives and strategies of each of the Funds available under the Contract. There is no assurance that these objectives will be met. Not every Fund may be available in every state or in every market.

     The Fund prospectuses contain more complete information including a description of the investment objectives, policies, restrictions and risks of each Fund.

AIM VARIABLE INSURANCE FUNDS (Series I shares)

A I M Advisors, Inc. advises the AIM Variable Insurance Funds.

AIM V.I. GOVERNMENT SECURITIES FUND. This Fund seeks to achieve a high level of current income consistent with reasonable concern for safety of principal. The Fund normally invests at least 80% of its net assets in debt securities issued, guaranteed or otherwise backed by the U.S. Government.

AIM V.I.  CORE EQUITY FUND  (formerly  AIM V.I.  Growth and Income  Fund).  This
Fund's primary objective is growth of capital with a secondary objective of current income. It seeks to meet its objectives by normally investing at least 80% of its net assets in equity securities, including convertible securities of established companies that have long-term above-average growth in earnings and dividends, and potential for above-average growth in earnings and dividends.

AIM V.I.  INTERNATIONAL  GROWTH FUND  (formerly  AIM V.I.  International  Equity
Fund). This Fund's investment objective is to provide long-term growth of capital. It seeks to meet its objective by investing in a diversified portfolio of international equity securities whose issuers are considered to have strong earnings momentum.

AIM V.I. PREMIER EQUITY FUND (formerly AIM V.I. Value Fund). This Fund's primary objective is to achieve long-term growth of capital with income as a secondary objective. The Fund normally invests at least 80% of its net assets in equity securities.

THE ALGER AMERICAN FUND

Fred Alger Management, Inc. advises The Alger American Fund.

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO. This Fund seeks long-term capital appreciation. It focuses on midsize companies with promising growth potential. Under normal circumstances, the portfolio invests primarily in the equity securities of companies having a market capitalization within the range of companies in the S&P MidCap 400 Index.

ALGER AMERICAN INCOME & GROWTH PORTFOLIO. This Fund primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation. The Portfolio invests in dividend paying equity securities, such as common or preferred stocks, preferably those which the Manager believes also offer opportunities for capital appreciation.

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO. This Fund seeks long-term capital appreciation. It focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the portfolio invests primarily in the equity securities of small capitalization companies. A small capitalization company is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P SmallCap 600 Index.

INVESCO VARIABLE INVESTMENT FUNDS, INC.

INVESCO Funds Group, Inc. is the investment adviser for the Funds.

INVESCO VIF - GROWTH FUND (formerly INVESCO VIF Blue Chip Growth Fund). This Fund seeks long-term capital growth. It also seeks current income. The Fund normally invests at least 65% of its assets in common stocks of large companies. We define large companies as companies that are included in the Russell 1000 Growth Index at the time of purchase, or if not included in that Index, have market capitalizations of at least $5 billion at the time of purchase. INVESCO tries to identify companies that have - or are expected to have - growing earnings, revenues and strong cash flows. INVESCO also examines a variety of industries and businesses, and seeks to purchase the securities of companies that we believe are best situated to grow in their industry categories. The Fund may invest in preferred stocks, as well as in securities of foreign companies.

INVESCO VIF - HEALTH SCIENCES FUND. This Fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies that develop, produce or distribute products or services related to health care. These companies include, but are not limited to, medical equipment or supplies, pharmaceuticals, biotechnology and healthcare providers and service companies. The investment advisor attempts to blend well-established healthcare firms with faster-growing, more dynamic health care companies. Well-established health care companies typically provide liquidity and earnings visibility for the Portfolio and represent core holdings in the Fund.

INVESCO VIF - TECHNOLOGY FUND. This Fund seeks capital growth and normally invests at least 80% of its assets in equity securities and equity-related instruments of companies engaged in technology-related industries. These include, but are not limited to, applied technology, biotechnology, communications, computers, electronics, Internet IT services and consulting, software, telecommunication equipment and services, IT infrastructure and networking companies. Many of these products and services are subject to rapid obsolescence, which may lower the market value of the securities of the companies in this sector. While the Fund's investments are diversified across the technology sector, the Fund's investments are not as diversified as most mutual funds, and far less diversified than the broad securities markets because the Fund's portfolio is limited to a comparatively narrow segment of the economy. This means that the Fund tends to be more volatile than other mutual funds, and the value of its portfolio investments tends to go up and down more rapidly. As a result, the value of a Fund shares may rise or fall rapidly.

INVESCO VIF - FINANCIAL SERVICES FUND. This fund seeks capital appreciation. The Portfolio normally invests at least 80% of its assets in the equity securities of companies involved in the financial services sector. These companies include, but are not limited to, banks (regional and money-centers), insurance companies (life, property and casualty, and multiline), investment and miscellaneous industries (asset managers, brokerage firms, and government-sponsored agencies) and suppliers to financial services companies. The investment advisor seeks companies which it believes can grow their revenues and earnings in a variety of interest rate environments - although securities prices of financial services companies generally are interest rate sensitive.

MFS(R) VARIABLE INSURANCE TRUST(SM) (Initial Class)

MFS Investment Management(R) advises the MFS(R) Variable Insurance Trust(SM).

MFS INVESTORS TRUST SERIES (formerly, MFS Growth With Income Series). This Fund seeks mainly to provide long-term growth of capital and secondarily to provide reasonable current income. The Fund invests, under normal market conditions, at least 65% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities. The Fund will also seek to generate gross income equal to approximately 90% of the dividend yield of the Standard & Poor's 500 Composite Index.

MFS HIGH INCOME SERIES. This Fund seeks high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities, some of which may involve equity features. The Fund invests, under normal market conditions, at least 80% of its net assets in high yield fixed income securities. Fixed income securities offering the high current income sought by the series generally are lower rated bonds (junk bonds).

MFS RESEARCH SERIES. This Fund seeks to provide long-term growth of capital and future income. The Fund invests, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The Fund focuses on companies that the Fund's adviser believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management.

MFS TOTAL RETURN SERIES. This Fund primarily seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with prudent employment of capital; its secondary objective is to take advantage of opportunities for growth of capital and income since many securities offering a better than average yield may also possess growth potential. The Fund is a "balanced fund," and invests in a combination of equity and fixed income securities. Under normal market conditions, the Fund invests
(i) at least 40%, but not more than 75%, of its net assets in common stocks and related securities (referred to as equity securities), such as preferred stocks, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and (ii) at least 25% of its net assets in non-convertible fixed income securities.

MFS CAPITAL OPPORTUNITIES SERIES. This Fund seeks capital appreciation. The Fund invests, under normal market conditions, at least 65% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The Fund focuses on companies which the Fund's adviser believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

THE UNIVERSAL INSTITUTIONAL FUNDS, INC.

Morgan Stanley Investment Management Inc. which does business in certain instances using the name Van Kampen, advises the Global Value Equity Portfolio, the Value Portfolio and the Mid Cap Value Portfolio.

GLOBAL VALUE EQUITY PORTFOLIO. This Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund's investment adviser seeks to maintain a diversified portfolio of global equity securities based on individual stock selection and emphasizes a bottom-up approach to investing that seeks to identify securities of issuers which it believes are undervalued.

MID CAP VALUE PORTFOLIO. This Fund seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with equity capitalizations generally in the range of companies included in the S&P MidCap 400 Index. The Fund may purchase stocks that typically do not pay dividends.

VALUE PORTFOLIO. This Fund seeks above-average total return over a market cycle of three to five years by investing primarily in common stocks of companies with equity capitalizations greater than $2.5 billion. The Fund focuses on stocks that it believes are undervalued in comparison with the stock market as a whole, as measured by the S&P 500 Index. The Fund may purchase stocks that typically do not pay dividends. The Fund may invest, to a limited extent, in foreign equity securities.

OPPENHEIMER VARIABLE ACCOUNT FUNDS

OppenheimerFunds, Inc. manages Oppenheimer Variable Account Funds.

OPPENHEIMER BOND FUND/VA. This Fund seeks a high level of current income. Secondarily, this Fund seeks capital growth when consistent with its primary objective. The Fund will, under normal market conditions, invest at least 65% of its total assets in investment grade debt securities.

OPPENHEIMER CAPITAL APPRECIATION FUND/VA. This Fund seeks to achieve capital appreciation by investing in securities of well-known, established companies.

OPPENHEIMER MAIN STREET SMALL CAP FUND/VA. This Fund seeks capital appreciation. In seeking its investment objective, the Fund invests mainly in securities of "growth type" companies with market capitalizations of less than $2.5 billion.

SAGE LIFE INVESTMENT TRUST

Sage Advisors, Inc. is the investment manager to the Sage Life Investment Trust. SSGA Funds Management, Inc. subadvises the S&P 500 Equity Index Fund and Nasdaq-100 Index(R) Fund. Conning Asset Management Company subadvises the Money Market Fund. Eagle Asset Management, Inc. subadvises the All-Cap Growth Fund.

S&P 500 EQUITY INDEX FUND. This Fund seeks to replicate as closely as possible the performance of the S&P 500 Composite Stock Price Index before the deduction of Fund expenses by investing at least 80% of its assets in the stocks of companies included in the S&P 500. These stocks are selected on the basis of computer-generated statistical data. The S&P 500 emphasizes stocks of large U.S. companies.

MONEY MARKET FUND. This Fund seeks to provide high current income consistent with the preservation of capital and liquidity through investment in short-term money market instruments. Although the Fund seeks to maintain a constant net asset value of $1.00 per share, there can be no assurance that the Fund can do so on a continuous basis. An investment in the Money Market Fund is not guaranteed. After charges are deducted from the Contract, it is possible, particularly in a lower short-term interest rate environment, that an investment in the Money Market Fund may result in a negative investment return.

NASDAQ-100 INDEX(R) FUND. This Fund seeks to provide investment returns that correspond to the performance of the Nasdaq-100 Index(R) before the deduction of Fund expenses by investing at least 80% of its assets in the stocks of companies included in the Nasdaq 100. These stocks are selected on the basis of computer-generated statistical data. The Nasdaq-100 Index(R) is a modified capitalization-weighted index composed of 100 of the largest non-financial domestic and international companies listed on the National Market tier of the Nasdaq Stock Market(SM).

ALL-CAP GROWTH FUND. This Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of common stocks. The investment adviser of the Fund will implement this strategy by investing at least 80% of its assets in the common stock of U.S. companies which have one or more of the following characteristics: projected earnings growth and return on equity greater than those of the S&P 500 average; dominance in their industries or market niches; the ability to create and sustain a competitive advantage; superior management teams; and high profit margins.

Below are the investment objectives and strategies of certain other Funds. THESE FUNDS ARE NO LONGER AVAILABLE FOR NEW SALES, ADDITIONAL PURCHASE PAYMENTS, OR TRANSFERS OF ACCOUNT VALUE (OTHER THAN TRANSFERS AS PART OF PRE-EXISTING DOLLAR-COST AVERAGING AND ASSET ALLOCATION PROGRAMS BEGUN BEFORE THE FUND WAS CLOSED).

T. ROWE PRICE EQUITY SERIES, INC.

T. Rowe Price Associates, Inc. provides investment management to the T. Rowe Price Equity Series, Inc.

T. ROWE PRICE EQUITY INCOME PORTFOLIO. This Fund seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies.

T. ROWE PRICE MID-CAP GROWTH PORTFOLIO. This Fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings. Mid-cap companies are defined as those whose market capitalization falls within the range of companies in the S&P MidCap 400 Index or the Russell Mid-Cap Growth Index.

T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO. The Fund seeks to provide the highest total return over time, consistent with an emphasis on both capital appreciation and income. The Personal Strategy Balanced Portfolio invests in a diversified portfolio consisting approximately of 60% stocks, 30% bonds, and 10% money market securities.

LIBERTY VARIABLE  INVESTMENT  TRUST.

Liberty Advisory Services Corp. provides investment management and advisory services to the funds in the Liberty Variable Investment Trust. Colonial Management Associates, Inc. sub-advises the High Yield Securities Fund, the U.S. Growth and Income Fund, the Small Cap Value Fund, and the Strategic Income Fund. Stein Roe & Farnham Incorporated sub-advises the Global Utilities Fund. Newport Fund Management, Inc. sub-advises the Tiger Fund. Liberty Asset Management Company sub-advises the All-Star Equity Fund.

COLONIAL HIGH YIELD SECURITIES FUND, VARIABLE SERIES. This Fund seeks current income and total return by investing primarily in lower-rated corporate debt securities (commonly referred to as "junk bonds").

COLONIAL SMALL CAP VALUE FUND, VARIABLE SERIES. This Fund seeks long-term growth by investing primarily in smaller capitalization stocks of U.S. companies.

COLONIAL STRATEGIC INCOME FUND, VARIABLE SERIES. This Fund seeks current income, as is consistent with prudent risk and maximizing total return, by diversifying investments primarily in U.S. and foreign government and lower rated corporate debt securities.

COLONIAL U.S. GROWTH & INCOME FUND, VARIABLE SERIES. This Fund seeks long-term growth and income by investing primarily in large capitalization stocks. Up to 10% of its assets may be invested in debt securities. The Fund is generally managed in accordance with Morningstar, Inc. guidelines for a "Large-Cap Value" fund.

LIBERTY ALL-STAR EQUITY FUND, VARIABLE SERIES. This Fund seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

NEWPORT TIGER FUND, VARIABLE SERIES. This Fund seeks long-term capital appreciation by investing primarily in stocks of companies located in the ten Tiger countries of Asia (Hong, Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, India, Indonesia, The People's Republic of China and the Philippines).

STEIN ROE GLOBAL UTILITIES FUND, VARIABLE SERIES. This Fund seeks current income and long-term growth of capital and income by investing primarily in U.S. and foreign securities of utility companies.

STEINROE VARIABLE INVESTMENT TRUST

Stein Roe & Farnham Incorporated advises the Funds in the SteinRoe Variable Investment Trust. Nordea Investment Management North America, Inc. sub-advises a portion of the Balanced Fund's foreign securities.

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES. This Fund seeks long-term growth of capital through investment primarily in common stocks of large-cap companies. The Fund may invest up to 25% of its assets in foreign stocks. The Fund is generally managed in accordance with the Morningstar, Inc. guidelines for a "Large Growth" fund.

STEIN ROE BALANCED FUND, VARIABLE SERIES. This Fund seeks high total investment return through a changing mix of common stocks, bonds, and cash. The Fund invests primarily in well-established large-cap companies. The Fund is generally managed in accordance with the Morningstar, Inc. guidelines for a "Domestic Hybrid" fund.


2.   Additional Fund Information:

     The  following  information,   among  other  things,  may  be  included  in
advertisements and marketing materials relating to this product in order to illustrate how the portfolio managers seek to achieve the above investment objectives and strategies.

     . The portfolio manager's approach to investment management which may include portfolio selection and timing of purchases.

     .    The name, education and experience of the portfolio manager.

     . Investment adviser information which may include, size, assets, and location.

     .    Portfolio holdings.

     . Statistics -- which may include portfolio statistics such as size, assets, and average duration and maturity of the portfolio.

     .    Geographic allocation of portfolios.

     .    Portfolio quality ratings.

     .    Information relating to a relevant benchmark.


     . Identification of portfolios by the investment categories, portfolio sectors or industry groups in which they fall.

3.   Principal Fund Investment Risks:

     Government Securities: A portfolio that invests in government securities is subject to credit risk and interest rate fluctuations. Interest rate increases can cause the price of a debt security to decrease. The longer a debt security's duration, the more sensitive it is to this risk. Further, some of the securities purchased by the fund are not guaranteed by the U.S. government. The agency or instrumentality issuing the security may default or otherwise be unable to honor a financial obligation.

     Growth and Income: A portfolio that invests primarily in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results. Because the Portfolio focuses on growth- style stocks, the Portfolio's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks, or that have a broader investment style. Additionally, interest rate increases can cause the price of a debt security to decrease.

     International: A portfolio that invests in foreign securities involves above-average risk. Many international markets are much less liquid and much more changeable than the U.S. Market. Foreign investments may be subject to volatility from political or economic factors or from changing currency values.

     Value: A portfolio that invests primarily in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results. Additionally, the portfolio manager's judgment that a particular security is undervalued in relation to the company's fundamental economic values may prove incorrect. Stocks of undervalued companies may never achieve their potential value.

     Mid Cap: A portfolio that invests in medium-sized companies is subject to increased risk that may result from such factors as inexperienced management and limited financial resources.

     Small Cap: A portfolio that invests in smaller, less seasoned companies is subject to the risks that the companies' shares may be less liquid as well as such factors as inexperienced management and limited financial resources.

     High Yield: A portfolio that primarily invests in low-grade corporate bonds may have a higher default risk, less liquidity and greater sensitivity to changes in the economy than investment-grade securities.

     Sector: A portfolio that primarily invests in securities that are concentrated in a specific sector of the market is subject to the risk that changes in the specific sector will have a significant effect on the portfolio's net asset value.

     Balanced: A portfolio that allocates its investments between equity and fixed income securities is subject to the risk that the portfolio could miss attractive investment opportunities by underweighting markets where there are significant returns and could lose value by overweighting markets where there are significant declines.

     Bond: A portfolio that invests in debt securities is subject to credit risk. Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. Securities that are below investment grade are subject to greater risk in that the issuers of those securities might not meet their debt obligations.

     Equity Index: A portfolio that invests in securities which seek to match a stock market index, is subject to market risk. Market risk is the risk that the price of a security held by the portfolio will fall due to changing market, economic or political conditions.

     Money Market: A portfolio that invests in money market securities seeks to maintain a stable net asset value of $1.00. This investment option is neither insured nor guaranteed by the U.S. Government and there can be no assurance that it will be able to maintain a stable net asset value of $1 per share.

     Global Utilities: A portfolio that primarily invests in U.S. and foreign securities of utility companies is subject to the risk that the price of a security held by the portfolio will fall due to changing market, economic or political conditions. Further, these securities are especially affected by changes in interest rates, as well as by general competitive and market forces in the industry. In addition, utility companies are affected by changes in government regulation. Foreign investments may be subject to volatility from political or economic factors or from changing currency values.

     Capital Appreciation: A portfolio that invests in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political, or market conditions or disappointing earnings results.

     Equity Income: A portfolio that primarily invests in equity securities is subject to the risk that the price of a security held by the portfolio will fall due to changing economic, political or market conditions or disappointing earnings results.


                                   APPENDIX B

                             MARKET VALUE ADJUSTMENT

     We will apply a Market Value Adjustment to amounts surrendered, withdrawn, transferred or applied to a Settlement Option when taken from a Fixed Sub-Account more than 30 days before its Expiration Date. We apply a Market Value Adjustment separately to each Fixed Sub-Account. Surrender charges also may apply.

     For a surrender, withdrawal, transfer, borrowed amount or amount applied to a Settlement Option we will calculate the Market Value Adjustment by applying the factor below to the total amount (including any applicable surrender charge) that must be surrendered, withdrawn, transferred, borrowed or applied to an income plan in order to provide the amount requested.

[(1 + I) / (1 + J + .0025)] to the power of N divided by the 365th power - 1

Where:

     I is the Index Rate for a maturity equal to the Fixed Sub-Account's Guarantee Period at the time that we established the Sub-Account;

     J is the Index Rate for a maturity equal to the time remaining (rounded up to the next full year) in the Fixed Sub-Account's Guarantee Period, at the time of surrender, withdrawal, transfer, loan, or application to a Settlement Option; and

     N is the remaining number of days in the Guarantee Period at the time of calculation.

We will apply Market Value Adjustments as follows:

     If the Market Value Adjustment is negative, we first deduct it from any remaining value in the Fixed Sub-Account. We then deduct any remaining negative Market Value Adjustment from the amount you surrender, withdraw, transfer, borrow, or apply to a Settlement Option.

     If the Market Value Adjustment is positive, we add it to any remaining value in the Fixed Sub-Account or the amount you surrender. If you withdraw, transfer, borrow, or apply to a Settlement Option the full amount of the Fixed Sub-Account, we add the Market Value Adjustment to the amount you withdraw, transfer, borrow, or apply to a Settlement Option.

                                  MVA EXAMPLES

     Example #1: Surrender -- Example of a Negative Market Value Adjustment Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 3.50% at the time of the surrender, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of surrender is $109,273 ($100,000 x 1.03 ^(3))

2.   N = 2,555 (365 x 7)

3.   Market Value Adjustment = $109,273 x {[(1.025)/(1.0375)]^  (2555/365) -1) =
     - $8,889

     Therefore,  the amount  paid on full  surrender  is  $100,384  ($109,273  -
$8,889).

Example #2: Surrender  --  Example of a Positive Market Value Adjustment

     Assume you invest $100,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a surrender three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 1.50% at the time of the surrender, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of surrender is $109,273 ($100,000 x 1.03 ^ (3))


2.   N = 2,555 (365 x 7)

3.   Market Value Adjustment = $109,273 x {[(1.025)/(1.0175)]^(2555/365) -1) = +
     $5,764

     Therefore,  the amount  paid on full  surrender  is  $115,037  ($109,273  +
$5,764).

Example #3: Withdrawal  --  Example of a Negative Market Value Adjustment

     Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 3.50% at the time of withdrawal, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $218,545 ($200,000 x 1.03 ^(3)).

2.   N = 2,555 (365 x 7)

3.   Market Value Adjustment = $100,000 x {[(1.025)/(1.0375)] ^ (2555/365) -1) =
     - $8,135

     Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and by the Market Value Adjustment ($8,135), for a total reduction in the Fixed Sub-Account of $108,135.

Example #4: Withdrawal  -  Example of a Positive Market Value Adjustment

     Assume you invest $200,000 in a Fixed Sub-Account with a Guarantee Period of ten years, with a Guaranteed Interest Rate of 3.00% and an initial Index Rate ("I") of 2.50% based on the U.S. Treasury Constant Maturity Series at the time we established the Sub-Account. You request a withdrawal of $100,000 three years into the Guarantee Period, the Index Rate based on the U.S. Treasury Constant Maturity Series for a seven-year Guarantee Period ("J") is 1.50% at the time of the withdrawal, no prior transfers or withdrawals affecting this Fixed Sub-Account have been made, and no surrender charge is applicable.

CALCULATE THE MARKET VALUE ADJUSTMENT

1. The Account Value of the Fixed Sub-Account on the date of withdrawal is $218,545 ($200,000 x 1.03 ^(3))

2.   N = 2,555 (365 x 7)

3.   Market Value Adjustment = $100,000 x  {[(1.025)/(1.0175)] ^ (2555/365) - 1)
     = + $5,275

     Therefore, the amount of the withdrawal paid is $100,000, as requested. The Fixed Sub-Account will be reduced by the amount of the withdrawal paid ($100,000) and increased by the amount of the Market Value Adjustment ($5,275), for a total reduction of $94,725.


                                   APPENDIX C

                          DOLLAR-COST AVERAGING PROGRAM

     Below is an example of how the Dollar-Cost Averaging Program works.


     Assume that the Dollar-Cost Averaging Program has been elected and that $24,000 is invested in a DCA Fixed Sub-Account with a Guarantee Period of two years and an annual Guaranteed Interest Rate of 3.00%.

                   (1)              (2)              (3)              (4)              (5)
              Beginning
Beginning     of Month         Dollar Cost      Amount Dollar   Interest Credited    End of Month
of Month      Account Value   Monthly Factor    Cost Averaged       For Month       Account Value
----------    -------------   --------------    -------------   -----------------   -------------

 1               24,000             --               --                59                24,059
 2               24,059           1 / 24            1,002              57                23,114
 3               23,114           1 / 23            1,005              55                22,163
 4               22,163           1 / 22            1,007              52                21,208
 5               21,208           1 / 21            1,010              50                20,248
 6               20,248           1 / 20            1,012              47                19,283
 7               19,283           1 / 19            1,015              45                18,313
 8               18,313           1 / 18            1,017              43                17,338
 9               17,338           1 / 17            1,020              40                16,359
10               16,359           1 / 16            1,022              38                15,374
11               15,374           1 / 15            1,025              35                14,385
12               14,385           1 / 14            1,027              33                13,390
13               13,390           1 / 13            1,030              30                12,390
14               12,390           1 / 12            1,033              28                11,386
15               11,386           1 / 11            1,035              26                10,376
16               10,376           1 / 10            1,038              23                 9,362
17                9,362            1 / 9            1,040              21                 8,342
18                8,342            1 / 8            1,043              18                 7,317
19                7,317            1 / 7            1,045              15                 6,287
20                6,287            1 / 6            1,048              13                 5,252
21                5,252            1 / 5            1,050              10                 4,212
22                4,212            1 / 4            1,053              8                 3,167
23                3,167            1 / 3            1,056              5                 2,117
24                2,117            1 / 2            1,058               3                 1,061
25                1,061            1 / 1            1,061              --                   --

NOTE:  Column (3) = Column (1) x Column (2)
          Column (5) = Column (1)- Column (3) + Column (4)

================================================================================

                        APPENDIX D - PERFORMANCE RETURNS

================================================================================

     From time to time, we may report different types of historical performance for the Variable Sub-Accounts and the Funds available under the Contract.

     We may report returns of the Variable Sub-Accounts which reflect the charges and deductions under the Contract (except the Cost of Insurance Charges) and the operating expenses (including management fees) of the Funds. If the Cost of Insurance Charges were included, it would reduce performance. Chart 1 below reflects performance calculated in this manner.

     In addition, we may report the average annual total returns of the Funds over various time periods. Such returns will reflect the operating expenses (including management fees) of the Funds, but not deductions at the Variable Account or Contract level, which, if included, would reduce performance. Chart 2 below reflects performance calculated in this manner.

     See "What Are The Expenses Under A Contract?" for a discussion of the charges and deductions from a Contract.

     At the request of a purchaser we will accompany the performance returns with an illustration of Account Values and Surrender Values as of the performance reporting date for a hypothetical insured of given age, gender, risk classification, purchase payment level and Insurance Amount. The illustration will be based either on actual historic Fund performance or on a hypothetical investment return between 0% and 12% as requested by the purchaser. The Surrender Value figures will assume all Fund charges and all other Contract charges are deducted.

     We also may distribute sales literature comparing the percentage change in the net asset values of the Funds or in the Variable Account Values for any of the Variable Sub-Accounts to established market indices, such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. We also may make comparisons to the percentage change in values of other mutual funds with investment objectives similar to those of the Funds being compared.

     The rates of return shown are not indicative of future performance. These rates of return may be considered, however, in assessing the competence and performance of the investment advisers.

CHART 1



                                                                  --------------         -------------             --------------
FUND                                                              SUB-ACCOUNT             ONE YEAR                  TEN YEARS OR
                                                                  INCEPTION DATE                                   SINCE INCEPTION
----                                                              --------------         -------------             --------------

AIM VARIABLE INSURANCE FUNDS:
AIM V.I. Government Securities Fund                                       3/30/1999             -4.64%                 0.82%
AIM V.I. Growth and Income Fund                                          11/12/1999            -33.32%               -19.68%
AIM V.I. International Equity Fund                                        3/24/1999            -34.01%                -8.85%
AIM V.I. Value Fund                                                       3/24/1999            -23.25%                -8.27%
THE ALGER AMERICAN FUND:
Alger American MidCap Growth Portfolio                                    3/30/1999            -17.33%                 4.95%
Alger American Income & Growth Portfolio                                  3/24/1999            -24.98%                 1.18%
Alger American Small Capitalization Portfolio                            11/12/1999            -39.87%               -27.28%
INVESCO VARIABLE INVESTMENT FUNDS, INC.:
INVESCO VIF - Blue Chip Growth Fund                                        5/1/2001                 NA               -39.26%
INVESCO VIF - Financial Services Fund                                      5/1/2001                 NA               -13.24%
INVESCO VIF - Health Sciences Fund                                         5/1/2001                 NA                -7.67%
INVESCO VIF - Technology Fund                                              5/1/2001                 NA               -38.70%
LIBERTY VARIABLE INVESTMENT TRUST:
Colonial High Yield Securities Fund, Variable Series                     11/12/1999            -13.68%                -9.98%
Colonial Small Cap Value Fund, Variable Series                            3/30/1999              2.23%                14.11%
Colonial Strategic Income Fund, Variable Series                           3/30/1999             -7.65%                -3.27%
Colonial U.S. Growth and Income Fund, Variable Series                     3/30/1999            -10.99%                -0.63%
Liberty All-Star Equity Fund, Variable Series                             3/30/1999            -20.79%                -5.00%
Newport Tiger Fund, Variable Series                                       3/30/1999            -27.95%                -0.21%
MFS(R) VARIABLE INSURANCE TRUST(SM):
MFS Investors Trust Series(formerly, MFS Growth With Income
Series)                                                                   3/30/1999            -26.58%                -9.76%
MFS High Income Series                                                    3/30/1999             -8.93%                -6.29%
MFS Research Series                                                      11/12/1999            -31.77%               -14.96%
MFS Total Return Series                                                  11/12/1999            -10.69%                 0.88%
MFS Capital Opportunities Series                                         11/12/1999            -33.96%               -14.17%
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
Global Value Equity Portfolio (formerly, Global Equity
Portfolio)                                                                3/24/1999            -17.84%                -0.54%
Mid Cap Value Portfolio                                                   3/30/1999            -14.02%                 6.76%
Value Portfolio                                                          11/12/1999             -8.71%                 6.25%
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
Oppenheimer Bond Fund/VA                                                  3/30/1999             -3.29%                -0.42%
Oppenheimer Capital Appreciation Fund/VA                                  3/24/1999            -23.27%                 2.10%
Oppenheimer Main Street Small Cap Fund/VA                                 3/30/1999            -11.29%                 5.14%
SAGE LIFE INVESTMENT TRUST
S&P 500 Equity Index Fund*                                                2/19/1999            -23.80%                -7.40%
Nasdaq-100 Index(R) Fund*                                                 9/15/2000            -44.45%               -57.64%
All-Cap Growth Fund*                                                      9/15/2000            -26.90%               -36.93%
STEINROE VARIABLE INVESTMENT TRUST:
Stein Roe Growth Stock Fund, Variable Series                             11/12/1999            -31.22%               -19.52%
Stein Roe Balanced Fund, Variable Series                                 11/12/1999            -18.67%                -9.08%
Stein Roe Global Utilities Fund, Variable Series                         11/12/1999            -22.32%               -13.82%
T. ROWE PRICE EQUITY SERIES, INC.:
T. Rowe Price Equity Income Portfolio                                     3/30/1999             -9.49%                 1.64%
T. Rowe Price Mid-Cap Growth Portfolio                                    3/30/1999            -11.84%                 6.50%
T. Rowe Price Personal Strategy Balanced Portfolio                       11/12/1999            -13.30%                -3.29%



CHART 2

                                                                     -------------    ----------      ---------     --------------
FUND                                                                    1 YEAR         3 YEARS          5 YEARS      10 YEARS OR
                                                                                                                    SINCE INCEPTION
----                                                                 -------------    ----------      ---------     --------------

AIM VARIABLE INSURANCE FUNDS (Series I Shares):
AIM V.I. Government Securities Fund                                      6.41%            4.95%          6.14%           5.48%
AIM V.I. Core Equity Fund                                              -22.83%           -3.98%          7.27%          11.35%
AIM V.I. International Growth Fund                                     -23.53%           -4.44%          1.50%           6.84%
AIM V.I. Premier Equity Fund                                           -12.56%           -1.02%          9.68%          13.40%
THE ALGER AMERICAN FUND:
Alger American MidCap Growth Portfolio                                  -6.53%           10.39%         15.05%          18.78%
Alger American Income & Growth Portfolio                               -14.32%            6.41%         16.80%          14.47%
Alger American Small Capitalization Portfolio                          -29.51%           -9.71%         -1.08%           4.78%
INVESCO VARIABLE INVESTMENT FUNDS, INC.:
INVESCO VIF - Growth Fund                                              -38.08%          -17.78%             NA          -4.31%
INVESCO VIF - Financial Services Fund                                   -6.50%               NA             NA          10.22%
INVESCO VIF - Health Sciences Fund                                      -9.78%            6.16%             NA          14.76%
INVESCO VIF - Technology Fund                                          -38.84%            2.41%             NA           9.96%
LIBERTY VARIABLE INVESTMENT TRUST:
Colonial High Yield Securities Fund, Variable Series                    -2.80%           -2.70%             NA          -2.94%
Colonial Small Cap Value Fund, Variable Series                          13.42%           11.37%             NA           5.13%
Colonial Strategic Income Fund, Variable Series                          3.35%            1.86%          4.10%           6.53%
Colonial U.S. Growth and Income Fund, Variable Series                   -0.06%            4.87%         12.87%          15.90%
Liberty All-Star Equity Fund, Variable Series                          -10.06%            0.19%             NA           4.59%
Newport Tiger Fund, Variable Series                                    -17.35%            4.93%         -5.73%          -0.66%
Stein Roe Global Utilities Fund, Variable Series                       -11.62%           -1.35%          7.90%           7.53%
MFS(R) VARIABLE INSURANCE TRUST(SM) (Initial Shares):
MFS Investors Trust Series                                             -15.95%           -3.61%          7.28%          10.72%
MFS High Income Series                                                   2.04%            0.45%          2.83%           4.81%
MFS Research Series                                                    -21.25%           -2.41%          6.64%          10.18%
MFS Total Return Series                                                  0.25%            6.23%         10.31%          13.19%
MFS Capital Opportunities Series                                       -23.48%            2.81%         11.74%          12.62%
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.:
Global Value Equity Portfolio                                           -7.04%            2.55%             NA           8.00%
Mid Cap Value Portfolio                                                 -3.15%            8.80%             NA          16.06%
Value Portfolio                                                          2.27%            7.85%             NA           8.24%
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
Oppenheimer Bond Fund/VA                                                 7.79%            4.04%          5.61%           6.64%
Oppenheimer Capital Appreciation Fund/VA                               -12.58%            7.30%         14.17%          15.20%
Oppenheimer Main Street Small Cap Fund/VA                               -0.36%            6.04%             NA           3.75%
SAGE LIFE INVESTMENT TRUST
S&P 500 Equity Index Fund                                              -13.12%               NA             NA          -2.39%
Nasdaq-100 Index(R) Fund                                               -34.18%               NA             NA         -47.89%
All-Cap Growth Fund                                                    -16.29%               NA             NA         -27.65%
STEINROE VARIABLE INVESTMENT TRUST:
Stein Roe Growth Stock Fund, Variable Series                           -20.69%           -3.15%          8.97%          10.40%
Stein Roe Balanced Fund, Variable Series                                -7.89%            0.36%          5.85%           8.16%
T. ROWE PRICE EQUITY SERIES, INC.:
T. Rowe Price Equity Income Portfolio                                    1.46%            5.96%         10.83%          14.63%
T. Rowe Price Mid-Cap Growth Portfolio                                  -0.92%            9.60%         13.81%          13.81%
T. Rowe Price Personal Strategy Balanced Portfolio                      -2.41%            3.70%          8.51%          11.99%


                                Other Information

Undertaking to File Reports

     Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

Rule 484 Undertaking

     Sage Life's Articles of Incorporation provide that a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director, except that (i) for any breach of the director's duty of loyalty to the Company or its stockholders,
(ii) for acts or omissions not in good faith or which would involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived any personal benefit. Notwithstanding the foregoing, the Articles provide that if the Delaware General Corporation Law is amended to authorize further limitations of the liability of a director or a corporation, then a director of the Company, in addition to circumstances in which a director is not personally liable as set forth in the preceding sentence, shall be held free from liability to the fullest extent permitted by the Delaware General Corporation Law as amended.

     Sage Life's Bylaws provide that the Company shall indemnify its officers, directors, employees and agents to the extent permitted by the General Corporation Law of Delaware.

     Further, Section 145 of Delaware General Corporation Law provides that a corporation shall have power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had a reasonable cause to believe that his conduct was not unlawful.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Representation Pursuant to Section 26(f)

     Sage Life Assurance of America, Inc. hereby represents that the fees and charges deducted under the modified single payment combination fixed and variable life insurance contracts described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Sage Life Assurance of America, Inc.

Contents of Registration Statement


     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     A reconciliation and tie-in of the information shown in the prospectus with the items of Form N-8B-2. N/A

     The prospectus consisting of 85 pages.

     The undertaking to file reports.

     The undertaking pursuant to Rule 484(b) under the Securities Act of 1933.

     The representation pursuant to Section 26(f).

     The signatures.

     Written consents of the following:

          James F. Bronsdon
          Blazzard, Grodd & Hasenauer, P.C.
          Actuarial Opinion and Consent
          Ernst & Young LLP

The following exhibits

1 A. (1) Resolution of the Board of Directors of Sage Life Assurance of America, Inc. establishing The Sage Variable Life Account A./1/

1 A. (2)            Not applicable.

1 A. (3)(a)         Form of Distribution Agreement with Sage Distributors, Inc.
                        and Form of Selling Agreement./3/

1 A. (3)(b)         N/A

1 A. (4)            None

1 A. (5)(a)(i)      Form of Individual Contract. (Form MSPVL1-9906)./1/

1 A. (5)(a)(ii)     Form of Individual Contract with Interest Account (Form
                    MSPVL1-9906 VT)./1/

1 A. (5)(a)(iii)    Form of Individual Contract with Market Value Adjustment
                      with Floor (Form MSPVL1-9906-OR)./1/

1 A. (5)(a)(iv)     Form of Individual Contract without Market Value Adjustment
                    (Form MSPVL1-9906 WA)./1/

1 A. (5)(a)(v)      Form of Group Contract (Form MSPVL-MGC-9906)./1/

1 A. (5)(a)(vi)     Form of Group Certificate (Form MSPVL-C-9906)./1/

1 A. (5)(a)(vii)    Form of Individual Certificate of Insurance Coverage (Form
                    MSPVL-CIC-9811)./1/

1 A. (5)(a)(viii)   Form of Group Temporary Insurance Certificate (Form TIA-
                    MSPVL-C-9806)./1/

1 A. (5)(b)(i)      Form of Individual Accelerated Death Benefit Rider (Form
                    MSPVL-ACCDB-9801)./1/

1 A. (5)(b)(ii)     Form of Group Accelerated Death Benefit Rider (Form MSPVL-C-
                    ACCDB-9801)./1/

1 A. (5)(b)(iii)    Form of Individual Accidental Death Benefit Rider (Form
                    MSPVL-ADB-9801)./1/

1 A. (5)(b)(iv)     Form of Group Accidental Death Benefit Rider (Form MSPVL-C-
                    ADB-9801)./1/

1 A. (5)(b)(v)      Form of Individual Waiver of Surrender Charge Rider (Form
                    MSPVL-WSC-9801)./1/

1 A. (5)(b)(vi)     Form of Group Waiver of Surrender Charge Rider (Form MSPVL -
                    (-WSC-9801)./1/

1 A. (5)(b)(vii)    Form of Individual No-Lapse Endorsement
                      (Form MSPVL-NLE-9906)./12/

1 A. (5)(b)(viii)   Form of Group No Lapse Endorsement (Form MSPVL-C-NLE-9906).
                    /12/

1 A. (5)(b)(ix)     Form of Settlement Options Endorsement - Individual
                      (Form MSPVL-VSO-2001)./12/

1 A. (5)(b)(x)      Form of Settlement Options Endorsement - Group
                      (Form MSPVL-C-VSO-2001)./12/

1 A. (6)(a)         Articles of Incorporation of the Company./2/

1 A. (6)(b)         By-Laws of the Company.*

1 A. (7)            None.

1 A. (8)(i)         Form of Participation Agreement with AIM Variable Insurance
                    Funds, Inc./3/

1 A. (8)(ii)        Form of Participation Agreement with The Alger American
                    Fund./3/

1 A. (8)(iii)       Form of Participation Agreement with Liberty Variable
                    Investment./4/

1 A. (8)(iv)        Form of Participation Agreement with MFS Variable Insurance
                    Trust./3/

1 A. (8)(v)         Form of Participation Agreement with Morgan Stanley
                    Universal Funds, Inc./4/

1 A. (8)(vi)        Form of Participation Agreement with Oppenheimer Variable
                    Account Funds./4/

1 A. (8)(vii)       Form of Participation Agreement with Sage Life Investment
                    Trust./3/

1 A. (8)(viii)      Form of Participation Agreement with SteinRoe Variable
                    Investment Trust./4/

1 A. (8)(ix)        Form of Participation Agreement with T. Rowe Price Equity
                    Series, Inc./4/

1 A. (8)(x)         Form of Participation Agreement with INVESCO Variable
                    Investment Funds, Inc./12/

1 A. (9)(i)         Service Agreement with Financial Administrative Services,
                    Inc./4/

1 A. (9)(ii)        Service Agreement with PMSI./1/

1 A. (9)(iii)       Reinsurance Agreement (Modified Coinsurance Treaty) with
                    Life Reassurance Corporation of America /11/

1 A. (10)(a)(i)     Form of Individual Contract Application - Part I. (Form AP-
                    MSPVL - 9806)/1/

1 A. (10)(a)(ii)    Form of Individual Contract Application - Part II. (Form AP
                    II- MSPVL -9806)/1/

1 A. (10)(b)(i)     Form of Group Certificate Application - Part I. (Form AP-
                    MPVL-C-9806)/1/

1 A. (10)(b)(ii)    Form of Group Certificate Application - Part II.(Form AP II-
                    MSPVL - C-9806)/1/

2.                  Opinion and Consent of James F. Bronsdon*

3.          (i)     Consent of Blazzard, Grodd & Hasenauer, P.C.*
            (ii)    Consent of Ernst & Young LLP*

4.                  Not applicable.

5.                  Not applicable.

6.                  Actuarial Opinion and Consent*

7. Consolidated memorandum describing certain procedures, filed pursuant to Rule 6e-2(b)(12)(ii) and Rule 6e-
                    3(T)(b)(12)(iii)./1/

8.           (ii)   Power of Attorney for H. Louis Shill./5/

            (iii)   Power of Attorney for Paul C. Meyer./8/

            (iv)    Power of Attorney for Richard D. Starr./8/

            (v)     Power of Attorney for Robin I. Marsden./10/

            (vi)    Power of Attorney for Mitchell R. Katcher./5/

            (vii) Power of Attorney for Paul C. Meyer, Meyer Feldberg, Richard D. Starr, and H. Louis Shill./9/

            (vii)   Power of Attorney for John Benning./10/

*Filed herewith.

- -----------------------

/1/ This exhibit was previously filed in Pre-Effective Amendment No. 1 to the Registration Statement on Form S-6 dated September 21, 1999 (File No. 333-78581), and is incorporated herein by reference.

/2/ This exhibit was previously filed in the Registration Statement on From N-4 dated December 24, 1997 (File No. 333-43329), and is incorporated herein by reference.

/3/ This exhibit was previously filed in Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 (File No. 333-43329) dated December 31, 1998, and is incorporated herein by reference.

/4/ This exhibit was previously filed in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-4 (File No. 333-43329) dated January 28, 1999, and is incorporated herein by reference.

/5/ This exhibit was previously filed in Pre-Effective Amendment No. 2 to the Registration Statement filed on Form N-4 (File No. 333-44751) dated February 10, 1999, and is incorporated herein by reference.

/6/ This exhibit was previously filed in Pre-Effective Amendment No. 1 to the Registration Statement filed on Form N-4 (file No. 333-44751) dated January 12, 1999, and is incorporated herein by reference.

/7/ This exhibit was previously filed in Post-Effective Amendment No. 1 to the Registration Statement filed on Form N-4 (File No. 333-43329) dated February 26, 1999, and is incorporated herein by reference.

/8/ This exhibit was previously filed in the Registration Statement filed on Form S-6 (File No. 333-78581) dated May 17, 1999, and is incorporated herein by reference.

/9/ This exhibit was previously filed in Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 (File No. 333-43329) dated February 29, 2000, and is incorporated herein by reference.

/10/ This exhibit was previously filed in Post-Effective Amendment No. 2 to Form S-6 (File No. 333-78581) filed March 1, 2001, and is incorporated herein by reference.

/11/ This exhibit was filed as Exhibit 10.2 in Sage Life Assurance of America, Inc.'s Form 10-K (File Nos. 333-77441 and 333-77437) filed on April 12, 2001 and is incorporated herein by reference.

/12/ This exhibit was previously filed in Post-Effective Amendment No. 3 to Form S-6 (File No. 333-78581) filed on April 30, 2002, and is incorporated herein by reference.


                                   SIGNATURES

     As required by the Securities Act of 1933, the registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement be signed on its behalf, in the City of Stamford, in the State of Connecticut, on this 24th day of April, 2002.

                              The Sage Variable Life Account A (Registrant)

                              By:  Sage Life Assurance of America, Inc.


Attest:


/s/JAMES F. BRONSDON          By:/s/ROBIN I. MARSDEN
----------------------           ---------------------------------------
   James F. Bronsdon                Robin I. Marsden
                                    President and Chief Executive Officer



                              By:  Sage Life Assurance of America, Inc.
                              (Depositor)


Attest:

/s/JAMES F. BRONSDON          By: /s/ROBIN I. MARSDEN
----------------------           ----------------------------------------------
   James F. Bronsdon                 Robin I. Marsden
                                     President and Chief Executive Officer

     As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                             Title                           Date
---------                        ----------------               ----------------

/s/H. Louis Shill*                 Chairman and Director          April 24, 2002
----------------------
H. Louis Shill


/s/Paul C. Meyer*                  Director                       April 24, 2002
----------------------
Paul C. Meyer


/s/Richard D. Starr*               Director                       April 24, 2002
-----------------------
Richard D. Starr


/s/MITCHELL R. KATCHER             Director,                      April 24, 2002
-----------------------            Senior Executive Vice
Mitchell R. Katcher                President, Chief Actuary


/s/Meyer Feldberg*                 Director                       April 24, 2002
--------------------
Meyer Feldberg



/s/John A. Benning*                Director                       April 24, 2002
--------------------
John A. Benning



/s/ROBIN I. MARSDEN                Director, President and        April 24, 2002
---------------------              Chief Executive Officer
Robin I. Marsden


/s/JEFFREY C. GORDON               Chief Financial Officer        April 24, 2002
---------------------
Jeffrey C. Gordon



*By: /s/MITCHELL R. KATCHER
     ------------------------

As Attorney-In-Fact pursuant to a Power of Attorney dated below.



Director                  Date
---------                 ----


Meyer Feldberg            February 28, 2000
H. Louis Shill            February 25, 2000
Paul C. Meyer             February 23, 2000
Richard D. Starr          February 25, 2000
Robin I. Marsden          February 28, 2000
John A. Benning           July 31, 2000

                                  EXHIBIT LIST


EX-99.A6.b        By-Laws of the Company

EX-99.B.i         Opinion and Consent of James F. Bronsdon

EX-99.B.ii        Consent of Blazzard, Grodd & Hasenauer, P.C.

EX-99.C           Actuarial Opinion and Consent

EX-99.D           Consent of Ernst & Young LLP